UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07820

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	09-30-2015

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMIANNUAL REPORT	SEPTEMBER 30, 2015

Equity Income Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this semiannual report for the six months ended September 30, 2015. It provides a macroeconomic and financial market overview (below), followed by fund performance, a schedule of fund investments, and other financial information.

For additional commentary and updated information on fund performance, key factors that affected asset returns, and other insights regarding the investment markets, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world, along with China’s struggles, lower commodity prices, capital market volatility, and risk-off trading, were key themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) expected unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks. Central bank moves—including the Fed’s delayed normalization of its extremely low interest rate positioning—helped trigger large market swings.

In 2014, the Fed ended its latest massive bond-buying program (quantitative easing, QE), leading to expectations that interest rates would rise. But while QE was halted in the U.S., other major central banks were starting or increasing QE as their economies faltered. This divergence helped fuel increased demand for the U.S. dollar and U.S. dollar-denominated assets, and put downward pressure on commodity prices, most notably crude oil. Low inflation also prevailed amid muted demand for commodities, particularly as China’s growth faltered, which had a broad dampening impact on global markets. In this environment, the U.S. dollar and U.S. government securities benefited from “flight to quality” capital flows. Conversely, emerging market, commodity-related, and value equity indices suffered significant declines.

We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in the coming months, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of September 30, 2015
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWEIX	-5.46%	-1.65%	9.47%	6.20%	10.17%	8/1/94
Russell 3000 Value Index	—	-8.59%	-4.22%	12.11%	5.67%	9.31%(2)	—
S&P 500 Index	—	-6.18%	-0.61%	13.33%	6.80%	9.08%(2)	—
Institutional Class	ACIIX	-5.25%	-1.34%	9.67%	6.42%	7.85%	7/8/98
A Class(3)	TWEAX						3/7/97
No sales charge*		-5.58%	-1.90%	9.20%	5.93%	8.39%
With sales charge*		-11.00%	-7.59%	7.92%	5.30%	8.04%
B Class	AEKBX						9/28/07
No sales charge*		-5.92%	-2.61%	8.38%	—	3.51%
With sales charge*		-10.92%	-6.61%	8.23%	—	3.51%
C Class	AEYIX						7/13/01
No sales charge*		-5.93%	-2.61%	8.36%	5.15%	5.89%
With sales charge*		-6.86%	-2.61%	8.36%	5.15%	5.89%
R Class	AEURX	-5.71%	-2.14%	8.92%	5.67%	6.66%	8/29/03
R6 Class	AEUDX	-5.29%	-1.32%	—	—	4.81%	7/26/13

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

(2)	Since July 31, 1994, the date nearest the Investor Class’s inception for which data are available.

(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class	R6 Class
0.93%	0.73%	1.18%	1.93%	1.93%	1.43%	0.58%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Fund Characteristics

SEPTEMBER 30, 2015
Top Ten Holdings	% of net assets
Bank of America Corp. (Convertible)	4.7%
Wells Fargo & Co. (Convertible)	4.4%
Exxon Mobil Corp.	4.0%
Johnson & Johnson	3.6%
PepsiCo, Inc.	3.2%
Merck & Co., Inc.	3.1%
Procter & Gamble Co. (The)	3.0%
SanDisk Corp. (Convertible)	2.7%
Pfizer, Inc.	2.7%
Wal-Mart Stores, Inc.	2.6%

Top Five Industries	% of net assets
Banks	14.8%
Oil, Gas and Consumable Fuels	11.5%
Pharmaceuticals	9.4%
Semiconductors and Semiconductor Equipment	6.0%
Food and Staples Retailing	4.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	72.3%
Convertible Preferred Stocks	10.6%
Convertible Bonds	8.7%
Preferred Stocks	4.8%
Exchange-Traded Funds	0.5%
Total Equity Exposure	96.9%
Temporary Cash Investments	2.7%
Other Assets and Liabilities	0.4%

4

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2015 to September 30, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expenses Paid During Period(1)4/1/15 - 9/30/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$945.40	$4.52	0.93%
Institutional Class	$1,000	$947.50	$3.55	0.73%
A Class	$1,000	$944.20	$5.74	1.18%
B Class	$1,000	$940.80	$9.36	1.93%
C Class	$1,000	$940.70	$9.36	1.93%
R Class	$1,000	$942.90	$6.95	1.43%
R6 Class	$1,000	$947.10	$2.82	0.58%
Hypothetical
Investor Class	$1,000	$1,020.35	$4.70	0.93%
Institutional Class	$1,000	$1,021.35	$3.69	0.73%
A Class	$1,000	$1,019.10	$5.96	1.18%
B Class	$1,000	$1,015.35	$9.72	1.93%
C Class	$1,000	$1,015.35	$9.72	1.93%
R Class	$1,000	$1,017.85	$7.21	1.43%
R6 Class	$1,000	$1,022.10	$2.93	0.58%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

6

Schedule of Investments

SEPTEMBER 30, 2015 (UNAUDITED)

	Shares/ Principal Amount	Value
COMMON STOCKS — 72.3%
Air Freight and Logistics — 2.4%
United Parcel Service, Inc., Class B	2,098,818	$207,132,348
Automobiles — 0.1%
Honda Motor Co., Ltd.	395,500	11,793,295
Banks — 4.9%
Commerce Bancshares, Inc.	1,844,198	84,021,661
JPMorgan Chase & Co.	1,274,297	77,693,888
KeyCorp	1,583,795	20,605,173
PNC Financial Services Group, Inc. (The)	2,188,412	195,206,351
SunTrust Banks, Inc.	999,230	38,210,555
		415,737,628
Beverages — 3.2%
PepsiCo, Inc.	2,880,199	271,602,766
Capital Markets — 1.5%
AllianceBernstein Holding LP	948,878	25,240,155
Goldman Sachs Group, Inc. (The)	48,507	8,428,576
Northern Trust Corp.	1,382,340	94,220,295
		127,889,026
Chemicals — 2.0%
Air Products & Chemicals, Inc.	691,537	88,226,290
E.I. du Pont de Nemours & Co.	378,600	18,248,520
Potash Corp. of Saskatchewan, Inc.	2,869,785	58,974,082
		165,448,892
Commercial Services and Supplies — 3.4%
ADT Corp. (The)	767,724	22,954,948
Republic Services, Inc.	4,058,161	167,196,233
Tyco International plc	1,299,904	43,494,788
Waste Management, Inc.	1,016,100	50,611,941
		284,257,910
Communications Equipment — 0.6%
Cisco Systems, Inc.	1,594,691	41,860,639
QUALCOMM, Inc.	98,900	5,313,897
		47,174,536
Containers and Packaging — 0.2%
Bemis Co., Inc.	498,200	19,713,774
Distributors — 0.4%
Genuine Parts Co.	397,900	32,981,931
Diversified Telecommunication Services — 1.5%
CenturyLink, Inc.	898,731	22,576,123
Verizon Communications, Inc.	2,470,937	107,510,469
		130,086,592

7

	Shares/ Principal Amount	Value
Electric Utilities — 2.7%
Edison International	1,798,799	$113,450,253
Westar Energy, Inc.	3,016,637	115,959,526
		229,409,779
Electrical Equipment — 0.3%
Emerson Electric Co.	495,296	21,877,224
Food and Staples Retailing — 4.5%
Sysco Corp.	4,234,847	165,031,987
Wal-Mart Stores, Inc.	3,361,183	217,939,106
		382,971,093
Food Products — 2.6%
Campbell Soup Co.	1,286,868	65,218,470
General Mills, Inc.	2,797,066	156,999,315
		222,217,785
Gas Utilities — 3.8%
ONE Gas, Inc.(1)	3,625,493	164,343,598
Piedmont Natural Gas Co., Inc.	2,298,468	92,099,613
WGL Holdings, Inc.	1,179,221	68,005,675
		324,448,886
Health Care Equipment and Supplies — 0.4%
Medtronic plc	490,100	32,807,294
Health Care Providers and Services — 1.4%
Quest Diagnostics, Inc.	1,993,758	122,556,304
Hotels, Restaurants and Leisure — 0.5%
McDonald's Corp.	396,863	39,102,911
Household Durables — 0.2%
Tupperware Brands Corp.	256,100	12,674,389
Household Products — 3.0%
Procter & Gamble Co. (The)	3,516,659	252,988,448
Industrial Conglomerates — 1.0%
3M Co.	69,900	9,909,723
General Electric Co.	2,297,895	57,952,912
Koninklijke Philips NV	553,748	13,057,241
		80,919,876
Insurance — 2.2%
Marsh & McLennan Cos., Inc.	2,945,231	153,799,963
MetLife, Inc.	699,029	32,959,217
		186,759,180
Leisure Products — 0.4%
Mattel, Inc.	1,397,000	29,420,820
Machinery — 0.8%
Caterpillar, Inc.	1,062,800	69,464,608
Multi-Utilities — 1.7%
PG&E Corp.	2,735,437	144,431,074

8

	Shares/ Principal Amount	Value
Oil, Gas and Consumable Fuels — 11.4%
Chevron Corp.	1,874,416	$147,853,934
Exxon Mobil Corp.	4,532,778	337,012,044
Imperial Oil Ltd.	1,699,000	53,828,190
Occidental Petroleum Corp.	2,346,177	155,199,609
Spectra Energy Partners LP	2,598,589	104,515,250
Total SA	3,667,513	165,350,121
		963,759,148
Pharmaceuticals — 9.4%
Johnson & Johnson	3,260,721	304,388,305
Merck & Co., Inc.	5,370,001	265,224,349
Pfizer, Inc.	7,299,370	229,273,212
		798,885,866
Real Estate Investment Trusts (REITs) — 0.7%
Weyerhaeuser Co.	2,292,300	62,671,482
Semiconductors and Semiconductor Equipment — 1.4%
Applied Materials, Inc.	5,193,903	76,298,435
KLA-Tencor Corp.	850,500	42,525,000
		118,823,435
Software — 2.0%
Microsoft Corp.	3,561,336	157,624,731
Oracle Corp.	395,100	14,271,012
		171,895,743
Thrifts and Mortgage Finance — 1.7%
Capitol Federal Financial, Inc.(1)	11,756,879	142,493,373
TOTAL COMMON STOCKS (Cost $5,405,463,877)		6,124,397,416
CONVERTIBLE PREFERRED STOCKS — 10.6%
Banks — 9.0%
Bank of America Corp., 7.25%	365,977	394,157,229
Wells Fargo & Co., 7.50%	315,776	368,826,368
		762,983,597
Gas Utilities — 0.7%
Laclede Group, Inc. (The), 6.75%, 4/1/17	1,089,897	57,199,865
Machinery — 0.5%
Stanley Black & Decker, Inc., 4.75%, 11/17/15	356,778	47,843,930
Real Estate Investment Trusts (REITs) — 0.4%
Welltower Inc., 6.50%	541,627	32,893,008
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $856,833,551)		900,920,400
CONVERTIBLE BONDS — 8.7%
Energy Equipment and Services — 0.5%
Citigroup, Inc., (convertible into Schlumberger Ltd.), 3.55%, 12/31/15(2)(3)	$440,600	30,251,596
Goldman Sachs International, (convertible into Cameron International Corp.), 7.00%, 1/27/16(2)(3)	249,500	12,903,273
		43,154,869

9

	Shares/ Principal Amount	Value
Health Care Equipment and Supplies — 0.1%
Credit Suisse AG, (convertible into Zimmer Biomet Holdings, Inc.), 2.55%, 2/19/16(2)(3)	$104,300	$10,058,693
Health Care Providers and Services — 0.1%
UBS AG, (convertible into Cigna Corp.), 1.45%, 1/26/16(2)(3)	69,900	9,678,275
Life Sciences Tools and Services — 0.1%
Goldman Sachs Group, Inc. (The), (convertible into Agilent Technologies, Inc.), 3.50%, 12/30/15(2)(3)	283,000	9,788,545
Oil, Gas and Consumable Fuels — 0.1%
Goldman Sachs International, (convertible into EQT Corp.), 1.40%, 1/29/16(2)(3)	137,900	9,034,852
Semiconductors and Semiconductor Equipment — 4.6%
Bank of America Corp., (convertible into Broadcom Corp.), 5.60%, 10/9/15(2)(3)	896,700	42,473,257
Intel Corp., 2.95%, 12/15/35	127,052,000	154,606,402
Microchip Technology, Inc., 1.625%, 2/15/25(3)	199,992,000	192,367,305
		389,446,964
Specialty Retail — 0.5%
Credit Suisse AG, (convertible into Bed Bath & Beyond, Inc.), 1.80%, 1/8/16(2)(3)	185,100	10,568,787
UBS AG, (convertible into Advance Auto Parts, Inc.), 1.92%, 11/23/15(2)(3)	156,900	25,949,502
		36,518,289
Technology Hardware, Storage and Peripherals — 2.7%
SanDisk Corp., 0.50%, 10/15/20	235,645,000	229,312,041
TOTAL CONVERTIBLE BONDS (Cost $741,019,943)		736,992,528
PREFERRED STOCKS — 4.8%
Banks — 0.9%
U.S. Bancorp, 6.00%	2,999,282	78,971,095
Diversified Financial Services — 3.9%
Citigroup, Inc., 5.95%	165,231,000	160,480,609
General Electric Capital Corp., 6.25%	153,000,000	166,196,250
		326,676,859
TOTAL PREFERRED STOCKS (Cost $405,449,244)		405,647,954
EXCHANGE-TRADED FUNDS — 0.5%
iShares Russell 1000 Value ETF (Cost $37,219,401)	399,400	37,256,032
TEMPORARY CASH INVESTMENTS — 2.7%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.25% - 2.375%, 8/15/24 - 11/15/24, valued at $175,025,925), at 0.01%, dated 9/30/15, due 10/1/15 (Delivery value $171,580,048)		171,580,000
State Street Institutional Liquid Reserves Fund, Premier Class	58,317,476	58,317,476
TOTAL TEMPORARY CASH INVESTMENTS (Cost $229,897,476)		229,897,476
TOTAL INVESTMENT SECURITIES — 99.6% (Cost $7,675,883,492)		8,435,111,806
OTHER ASSETS AND LIABILITIES — 0.4%		36,605,796
TOTAL NET ASSETS — 100.0%		$8,471,717,602

10

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	90,494,131	CAD	120,530,943	JPMorgan Chase Bank N.A.	10/30/15	$187,946
EUR	3,455,325	USD	3,888,657	UBS AG	10/30/15	(26,059)
USD	141,356,673	EUR	126,435,399	UBS AG	10/30/15	18,545
JPY	583,929,840	USD	4,872,534	Credit Suisse AG	10/30/15	(3,412)
JPY	72,139,200	USD	602,745	Credit Suisse AG	10/30/15	(1,209)
USD	14,535,365	JPY	1,756,191,840	Credit Suisse AG	10/30/15	(108,711)
						$67,100

NOTES TO SCHEDULE OF INVESTMENTS
CAD	-	Canadian Dollar
EUR	-	Euro
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)
Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

(2)	Equity-linked debt security. The aggregated value of these securities at the period end was $160,706,780, which represented 1.9% of total net assets.

(3)
Restricted security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold without restriction to qualified institutional investors and have been deemed liquid under policies approved by the Board of Directors. The aggregate value of these securities at the period end was $353,074,085, which represented 4.2% of total net assets.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

SEPTEMBER 30, 2015 (UNAUDITED)
Assets
Investment securities - unaffiliated, at value (cost of $7,410,830,955)	$8,128,274,835
Investment securities - affiliated, at value (cost of $265,052,537)	306,836,971
Total investment securities, at value (cost of $7,675,883,492)	8,435,111,806
Cash	5,762,016
Foreign currency holdings, at value (cost of $277,011)	279,827
Receivable for investments sold	60,130,816
Receivable for capital shares sold	5,259,129
Unrealized appreciation on forward foreign currency exchange contracts	206,491
Dividends and interest receivable	31,219,518
8,537,969,603

Liabilities
Payable for investments purchased	46,386,206
Payable for capital shares redeemed	12,549,424
Unrealized depreciation on forward foreign currency exchange contracts	139,391
Accrued management fees	6,331,138
Distribution and service fees payable	845,842
66,252,001

Net Assets	$8,471,717,602

Net Assets Consist of:
Capital (par value and paid-in surplus)	$7,216,677,531
Undistributed net investment income	8,387,591
Undistributed net realized gain	487,356,401
Net unrealized appreciation	759,296,079
$8,471,717,602

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$4,784,305,227	588,164,804	$8.13
Institutional Class, $0.01 Par Value	$1,094,349,891	134,468,179	$8.14
A Class, $0.01 Par Value	$1,843,840,197	226,695,599	$8.13*
B Class, $0.01 Par Value	$4,373,461	537,084	$8.14
C Class, $0.01 Par Value	$503,532,170	61,915,409	$8.13
R Class, $0.01 Par Value	$105,689,665	13,030,033	$8.11
R6 Class, $0.01 Par Value	$135,626,991	16,652,867	$8.14
*Maximum offering price $8.63 (net asset value divided by 0.9425).

See Notes to Financial Statements.

12

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (including $6,729,159 from affiliates and net of foreign taxes withheld of $1,326,544)	$144,101,113
Interest	15,438,307
159,539,420

Expenses:
Management fees	41,838,560
Distribution and service fees:
A Class	2,565,414
B Class	25,307
C Class	2,687,560
R Class	298,135
Directors' fees and expenses	159,465
Other expenses	1,405
47,575,846

Net investment income (loss)	111,963,574

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	237,814,891
Foreign currency transactions	1,578,437
239,393,328

Change in net unrealized appreciation (depreciation) on:
Investments	(845,361,577)
Translation of assets and liabilities in foreign currencies	(4,248,040)
(849,609,617)

Net realized and unrealized gain (loss)	(610,216,289)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(498,252,715)

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED) AND YEAR ENDED MARCH 31, 2015
Increase (Decrease) in Net Assets	September 30, 2015	March 31, 2015
Operations
Net investment income (loss)	$111,963,574	$224,478,215
Net realized gain (loss)	239,393,328	923,209,519
Change in net unrealized appreciation (depreciation)	(849,609,617)	(325,925,104)
Net increase (decrease) in net assets resulting from operations	(498,252,715)	821,762,630

Distributions to Shareholders
From net investment income:
Investor Class	(64,319,719)	(133,181,145)
Institutional Class	(16,503,501)	(39,559,169)
A Class	(22,697,361)	(52,200,356)
B Class	(37,483)	(92,083)
C Class	(4,067,364)	(7,582,993)
R Class	(1,167,596)	(3,003,425)
R6 Class	(1,895,542)	(1,830,727)
From net realized gains:
Investor Class	—	(395,701,675)
Institutional Class	—	(110,691,649)
A Class	—	(157,867,418)
B Class	—	(427,312)
C Class	—	(38,104,526)
R Class	—	(10,698,515)
R6 Class	—	(4,882,125)
Decrease in net assets from distributions	(110,688,566)	(955,823,118)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(673,339,213)	(389,000,119)

Net increase (decrease) in net assets	(1,282,280,494)	(523,060,607)

Net Assets
Beginning of period	9,753,998,096	10,277,058,703
End of period	$8,471,717,602	$9,753,998,096

Undistributed net investment income	$8,387,591	$7,112,583

See Notes to Financial Statements.

14

Notes to Financial Statements

SEPTEMBER 30, 2015 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Equity Income Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek current income. Capital appreciation is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. On October 16, 2015, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

15

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Equity-Linked Debt and Linked-Equity Securities — The fund may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividends or to deliver common stock at maturity.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

16

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.80% to 1.00% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule ranges from 0.60% to 0.80% for the Institutional Class and 0.45% to 0.65% for the R6 Class. The effective annual management fee for each class for the six months ended September 30, 2015 was 0.93% for the Investor Class, A Class, B Class, C Class and R Class, 0.73% for the Institutional Class and 0.58% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2015 are detailed in the Statement of Operations.

17

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2015 were $2,376,003,748 and $3,119,118,691, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2015		Year ended March 31, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	3,750,000,000		3,000,000,000
Sold	31,000,976	$265,743,582	110,372,179	$992,156,979
Issued in reinvestment of distributions	7,152,068	60,104,424	55,640,804	491,422,481
Redeemed	(77,295,592)	(663,360,010)	(150,064,474)	(1,346,501,750)
	(39,142,548)	(337,512,004)	15,948,509	137,077,710
Institutional Class/Shares Authorized	910,000,000		800,000,000
Sold	12,037,221	104,424,138	45,244,697	411,339,947
Issued in reinvestment of distributions	1,741,281	14,660,092	15,432,164	136,422,405
Redeemed	(30,582,859)	(261,566,587)	(70,206,105)	(626,531,762)
	(16,804,357)	(142,482,357)	(9,529,244)	(78,769,410)
A Class/Shares Authorized	1,470,000,000		1,200,000,000
Sold	13,254,085	114,017,084	42,413,027	380,034,934
Issued in reinvestment of distributions	2,636,095	22,167,628	23,166,897	204,705,243
Redeemed	(38,605,598)	(331,659,534)	(124,063,217)	(1,118,733,276)
	(22,715,418)	(195,474,822)	(58,483,293)	(533,993,099)
B Class/Shares Authorized	10,000,000		5,000,000
Sold	1,773	15,470	9,982	88,368
Issued in reinvestment of distributions	4,126	34,715	51,900	457,829
Redeemed	(103,012)	(885,671)	(235,376)	(2,129,994)
	(97,113)	(835,486)	(173,494)	(1,583,797)
C Class/Shares Authorized	380,000,000		250,000,000
Sold	3,634,813	31,085,991	9,067,836	80,952,738
Issued in reinvestment of distributions	403,057	3,385,250	4,237,094	37,309,528
Redeemed	(5,175,576)	(44,342,048)	(9,244,873)	(82,980,488)
	(1,137,706)	(9,870,807)	4,060,057	35,281,778
R Class/Shares Authorized	90,000,000		70,000,000
Sold	899,018	7,676,717	2,337,223	20,958,591
Issued in reinvestment of distributions	136,261	1,142,525	1,523,932	13,415,731
Redeemed	(2,730,557)	(23,362,460)	(8,390,547)	(75,033,538)
	(1,695,278)	(14,543,218)	(4,529,392)	(40,659,216)
R6 Class/Shares Authorized	90,000,000		40,000,000
Sold	4,807,102	41,618,262	11,586,359	103,570,127
Issued in reinvestment of distributions	215,271	1,807,674	759,719	6,712,852
Redeemed	(1,856,956)	(16,046,455)	(1,858,023)	(16,637,064)
	3,165,417	27,379,481	10,488,055	93,645,915
Net increase (decrease)	(78,427,003)	$(673,339,213)	(42,218,802)	$(389,000,119)

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6. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the six months ended September 30, 2015 follows:

Company	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Dividend Income	Ending Value
Capitol Federal Financial, Inc.	$124,997,237	$21,219,387	—	—	$4,569,403	$142,493,373
ONE Gas, Inc.	155,480,715	1,241,021	—	—	2,159,756	164,343,598
	$280,477,952	$22,460,408	—	—	$6,729,159	$306,836,971

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$5,880,368,569	$244,028,847	—
Convertible Preferred Stocks	—	900,920,400	—
Convertible Bonds	—	736,992,528	—
Preferred Stocks	—	405,647,954	—
Exchange-Traded Funds	37,256,032	—	—
Temporary Cash Investments	58,317,476	171,580,000	—
	$5,975,942,077	$2,459,169,729	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$206,491	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(139,391)	—

19

8. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $353,636,239.

The value of foreign currency risk derivative instruments as of September 30, 2015, is disclosed on the Statement of Assets and Liabilities as an asset of $206,491 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $139,391 in unrealized depreciation on forward foreign currency exchange contracts. For the six months ended September 30, 2015, the effect of foreign currency risk derivative instruments on the Statement of Operations was $1,682,108 in net realized gain (loss) on foreign currency transactions and $(4,405,642) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2015, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$7,804,002,603
Gross tax appreciation of investments	$891,246,156
Gross tax depreciation of investments	(260,136,953)
Net tax appreciation (depreciation) of investments	$631,109,203

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015(3)	$8.71	0.11	(0.58)	(0.47)	(0.11)	—	(0.11)	$8.13	(5.46)%	0.93%(4)	2.50%(4)	27%	$4,784,305
2015	$8.84	0.21	0.54	0.75	(0.22)	(0.66)	(0.88)	$8.71	8.54%	0.93%	2.30%	56%	$5,463,566
2014	$8.47	0.20	0.92	1.12	(0.20)	(0.55)	(0.75)	$8.84	13.64%	0.93%	2.31%	57%	$5,406,362
2013	$7.69	0.21	0.86	1.07	(0.21)	(0.08)	(0.29)	$8.47	14.33%	0.93%	2.63%	83%	$5,504,359
2012	$7.43	0.20	0.25	0.45	(0.19)	—	(0.19)	$7.69	6.24%	0.95%	2.69%	115%	$5,363,783
2011	$6.76	0.21	0.67	0.88	(0.21)	—	(0.21)	$7.43	13.23%	0.96%	3.09%	146%	$5,123,937
Institutional Class
2015(3)	$8.71	0.12	(0.57)	(0.45)	(0.12)	—	(0.12)	$8.14	(5.25)%	0.73%(4)	2.70%(4)	27%	$1,094,350
2015	$8.85	0.22	0.54	0.76	(0.24)	(0.66)	(0.90)	$8.71	8.63%	0.73%	2.50%	56%	$1,318,193
2014	$8.47	0.22	0.92	1.14	(0.21)	(0.55)	(0.76)	$8.85	13.85%	0.73%	2.51%	57%	$1,422,725
2013	$7.69	0.22	0.87	1.09	(0.23)	(0.08)	(0.31)	$8.47	14.69%	0.73%	2.83%	83%	$1,527,723
2012	$7.44	0.21	0.24	0.45	(0.20)	—	(0.20)	$7.69	6.31%	0.75%	2.89%	115%	$1,316,758
2011	$6.77	0.23	0.66	0.89	(0.22)	—	(0.22)	$7.44	13.60%	0.76%	3.29%	146%	$894,544

21

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2015(3)	$8.71	0.10	(0.58)	(0.48)	(0.10)	—	(0.10)	$8.13	(5.58)%	1.18%(4)	2.25%(4)	27%	$1,843,840
2015	$8.84	0.18	0.55	0.73	(0.20)	(0.66)	(0.86)	$8.71	8.27%	1.18%	2.05%	56%	$2,172,105
2014	$8.47	0.18	0.91	1.09	(0.17)	(0.55)	(0.72)	$8.84	13.36%	1.18%	2.06%	57%	$2,722,731
2013	$7.69	0.19	0.86	1.05	(0.19)	(0.08)	(0.27)	$8.47	14.05%	1.18%	2.38%	83%	$2,631,737
2012	$7.43	0.18	0.25	0.43	(0.17)	—	(0.17)	$7.69	5.98%	1.20%	2.44%	115%	$2,512,840
2011	$6.76	0.20	0.66	0.86	(0.19)	—	(0.19)	$7.43	12.95%	1.21%	2.84%	146%	$2,188,714
B Class
2015(3)	$8.72	0.06	(0.57)	(0.51)	(0.07)	—	(0.07)	$8.14	(5.92)%	1.93%(4)	1.50%(4)	27%	$4,373
2015	$8.85	0.12	0.54	0.66	(0.13)	(0.66)	(0.79)	$8.72	7.47%	1.93%	1.30%	56%	$5,530
2014	$8.48	0.11	0.92	1.03	(0.11)	(0.55)	(0.66)	$8.85	12.51%	1.93%	1.31%	57%	$7,151
2013	$7.70	0.13	0.86	0.99	(0.13)	(0.08)	(0.21)	$8.48	13.20%	1.93%	1.63%	83%	$7,304
2012	$7.44	0.12	0.26	0.38	(0.12)	—	(0.12)	$7.70	5.18%	1.95%	1.69%	115%	$7,716
2011	$6.77	0.15	0.66	0.81	(0.14)	—	(0.14)	$7.44	12.08%	1.96%	2.09%	146%	$8,102
C Class
2015(3)	$8.71	0.06	(0.57)	(0.51)	(0.07)	—	(0.07)	$8.13	(5.93)%	1.93%(4)	1.50%(4)	27%	$503,532
2015	$8.84	0.12	0.54	0.66	(0.13)	(0.66)	(0.79)	$8.71	7.47%	1.93%	1.30%	56%	$549,088
2014	$8.47	0.12	0.91	1.03	(0.11)	(0.55)	(0.66)	$8.84	12.53%	1.93%	1.31%	57%	$521,688
2013	$7.69	0.13	0.86	0.99	(0.13)	(0.08)	(0.21)	$8.47	13.21%	1.93%	1.63%	83%	$467,913
2012	$7.44	0.12	0.25	0.37	(0.12)	—	(0.12)	$7.69	5.05%	1.95%	1.69%	115%	$469,355
2011	$6.77	0.15	0.66	0.81	(0.14)	—	(0.14)	$7.44	12.25%	1.96%	2.09%	146%	$384,918

22

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2015(3)	$8.69	0.09	(0.58)	(0.49)	(0.09)	—	(0.09)	$8.11	(5.71)%	1.43%(4)	2.00%(4)	27%	$105,690
2015	$8.82	0.16	0.54	0.70	(0.17)	(0.66)	(0.83)	$8.69	8.03%	1.43%	1.80%	56%	$127,897
2014	$8.45	0.16	0.91	1.07	(0.15)	(0.55)	(0.70)	$8.82	13.12%	1.43%	1.81%	57%	$169,852
2013	$7.67	0.17	0.86	1.03	(0.17)	(0.08)	(0.25)	$8.45	13.81%	1.43%	2.13%	83%	$179,855
2012	$7.42	0.16	0.24	0.40	(0.15)	—	(0.15)	$7.67	5.59%	1.45%	2.19%	115%	$177,061
2011	$6.75	0.18	0.66	0.84	(0.17)	—	(0.17)	$7.42	12.68%	1.46%	2.59%	146%	$141,693
R6 Class
2015(3)	$8.72	0.12	(0.58)	(0.46)	(0.12)	—	(0.12)	$8.14	(5.29)%	0.58%(4)	2.85%(4)	27%	$135,627
2015	$8.85	0.25	0.53	0.78	(0.25)	(0.66)	(0.91)	$8.72	8.90%	0.58%	2.65%	56%	$117,620
2014(5)	$8.94	0.17	0.46	0.63	(0.17)	(0.55)	(0.72)	$8.85	7.41%	0.58%(4)	2.93%(4)	57%(6)	$26,550

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Six months ended September 30, 2015 (unaudited).

(4)	Annualized.

(5)	July 26, 2013 (commencement of sale) through March 31, 2014.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

23

Approval of Management Agreement

At a meeting held on June 30, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments to intermediaries by the Fund and the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the

24

Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one- and ten-year periods and below its benchmark for the three- and five-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading

25

activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

26

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

27

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-87376 1511

SEMIANNUAL REPORT	SEPTEMBER 30, 2015

Large Company Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this semiannual report for the six months ended September 30, 2015. It provides a macroeconomic and financial market overview (below), followed by fund performance, a schedule of fund investments, and other financial information.

For additional commentary and updated information on fund performance, key factors that affected asset returns, and other insights regarding the investment markets, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world, along with China’s struggles, lower commodity prices, capital market volatility, and risk-off trading, were key themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) expected unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks. Central bank moves—including the Fed’s delayed normalization of its extremely low interest rate positioning—helped trigger large market swings.

In 2014, the Fed ended its latest massive bond-buying program (quantitative easing, QE), leading to expectations that interest rates would rise. But while QE was halted in the U.S., other major central banks were starting or increasing QE as their economies faltered. This divergence helped fuel increased demand for the U.S. dollar and U.S. dollar-denominated assets, and put downward pressure on commodity prices, most notably crude oil. Low inflation also prevailed amid muted demand for commodities, particularly as China’s growth faltered, which had a broad dampening impact on global markets. In this environment, the U.S. dollar and U.S. government securities benefited from “flight to quality” capital flows. Conversely, emerging market, commodity-related, and value equity indices suffered significant declines.

We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in the coming months, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of September 30, 2015
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ALVIX	-9.53%	-4.77%	11.80%	4.88%	5.38%	7/30/99
Russell 1000 Value Index	—	-8.30%	-4.42%	12.28%	5.70%	5.37%	—
S&P 500 Index	—	-6.18%	-0.61%	13.33%	6.80%	4.26%	—
Institutional Class	ALVSX	-9.43%	-4.57%	12.05%	5.10%	5.54%	8/10/01
A Class(2)	ALPAX						10/26/00
No sales charge*		-9.64%	-5.00%	11.53%	4.62%	5.89%
With sales charge*		-14.81%	-10.48%	10.21%	4.00%	5.47%
B Class	ALBVX						1/31/03
No sales charge*		-9.95%	-5.74%	10.72%	3.85%	6.42%
With sales charge*		-14.95%	-9.74%	10.59%	3.85%	6.42%
C Class	ALPCX						11/7/01
No sales charge*		-9.99%	-5.76%	10.68%	3.85%	4.77%
With sales charge*		-10.89%	-5.76%	10.68%	3.85%	4.77%
R Class	ALVRX	-9.75%	-5.24%	11.25%	4.36%	5.91%	8/29/03
R6 Class	ALVDX	-9.36%	-4.43%	—	—	4.84%	7/26/13
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

(2)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class	R6 Class
0.84%	0.64%	1.09%	1.84%	1.84%	1.34%	0.49%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Fund Characteristics

SEPTEMBER 30, 2015
Top Ten Holdings	% of net assets
JPMorgan Chase & Co.	3.7%
Wells Fargo & Co.	3.5%
Pfizer, Inc.	2.7%
Cisco Systems, Inc.	2.6%
Oracle Corp.	2.5%
Total SA ADR	2.4%
Bank of America Corp.	2.4%
Honeywell International, Inc.	2.2%
Ingersoll-Rand plc	2.1%
Medtronic plc	2.1%

Top Five Industries	% of net assets
Banks	14.0%
Oil, Gas and Consumable Fuels	10.6%
Pharmaceuticals	7.3%
Aerospace and Defense	5.8%
Capital Markets	5.4%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.7%
Temporary Cash Investments	1.1%
Other Assets and Liabilities	0.2%

4

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2015 to September 30, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expenses Paid During Period(1) 4/1/15 - 9/30/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$904.70	$4.00	0.84%
Institutional Class	$1,000	$905.70	$3.05	0.64%
A Class	$1,000	$903.60	$5.19	1.09%
B Class	$1,000	$900.50	$8.74	1.84%
C Class	$1,000	$900.10	$8.74	1.84%
R Class	$1,000	$902.50	$6.37	1.34%
R6 Class	$1,000	$906.40	$2.34	0.49%
Hypothetical
Investor Class	$1,000	$1,020.80	$4.24	0.84%
Institutional Class	$1,000	$1,021.80	$3.23	0.64%
A Class	$1,000	$1,019.55	$5.50	1.09%
B Class	$1,000	$1,015.80	$9.27	1.84%
C Class	$1,000	$1,015.80	$9.27	1.84%
R Class	$1,000	$1,018.30	$6.76	1.34%
R6 Class	$1,000	$1,022.55	$2.48	0.49%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

6

Schedule of Investments

SEPTEMBER 30, 2015 (UNAUDITED)

	Shares	Value
COMMON STOCKS — 98.7%
Aerospace and Defense — 5.8%
Honeywell International, Inc.	171,600	$16,248,804
Huntington Ingalls Industries, Inc.	60,200	6,450,430
Raytheon Co.	67,800	7,407,828
United Technologies Corp.	148,500	13,215,015
		43,322,077
Auto Components — 2.2%
BorgWarner, Inc.	118,000	4,907,620
Delphi Automotive plc	155,600	11,831,824
		16,739,444
Automobiles — 1.6%
Ford Motor Co.	439,200	5,959,944
Harley-Davidson, Inc.	105,500	5,791,950
		11,751,894
Banks — 14.0%
Bank of America Corp.	1,154,400	17,985,552
JPMorgan Chase & Co.	453,100	27,625,507
KeyCorp	489,800	6,372,298
PNC Financial Services Group, Inc. (The)	124,200	11,078,640
U.S. Bancorp	382,300	15,678,123
Wells Fargo & Co.	518,300	26,614,705
		105,354,825
Biotechnology — 0.8%
Amgen, Inc.	42,200	5,837,104
Capital Markets — 5.4%
Ameriprise Financial, Inc.	105,500	11,513,215
BlackRock, Inc.	23,400	6,960,798
Goldman Sachs Group, Inc. (The)	57,700	10,025,952
Invesco Ltd.	401,300	12,532,599
		41,032,564
Chemicals — 1.7%
Dow Chemical Co. (The)	174,900	7,415,760
LyondellBasell Industries NV, Class A	61,500	5,126,640
		12,542,400
Communications Equipment — 2.6%
Cisco Systems, Inc.	754,300	19,800,375
Consumer Finance — 2.6%
Capital One Financial Corp.	139,100	10,087,532
Discover Financial Services	188,500	9,800,115
		19,887,647
Containers and Packaging — 0.6%
WestRock Co.	89,700	4,614,168

7

	Shares	Value
Diversified Financial Services — 0.9%
Berkshire Hathaway, Inc., Class B(1)	51,200	$6,676,480
Electric Utilities — 2.2%
PPL Corp.	235,000	7,729,150
Westar Energy, Inc.	90,200	3,467,288
Xcel Energy, Inc.	143,200	5,070,712
		16,267,150
Electrical Equipment — 1.7%
Eaton Corp. plc	245,700	12,604,410
Energy Equipment and Services — 2.7%
Baker Hughes, Inc.	99,100	5,157,164
Halliburton Co.	285,200	10,081,820
Oceaneering International, Inc.	134,900	5,298,872
		20,537,856
Food and Staples Retailing — 2.1%
CVS Health Corp.	102,200	9,860,256
Sysco Corp.	143,800	5,603,886
		15,464,142
Food Products — 0.6%
Hershey Co. (The)	50,300	4,621,564
Health Care Equipment and Supplies — 3.5%
Medtronic plc	237,190	15,877,499
Zimmer Biomet Holdings, Inc.	109,600	10,294,728
		26,172,227
Health Care Providers and Services — 3.7%
Anthem, Inc.	62,200	8,708,000
HCA Holdings, Inc.(1)	111,700	8,641,112
Laboratory Corp. of America Holdings(1)	51,300	5,564,511
McKesson Corp.	28,800	5,328,864
		28,242,487
Hotels, Restaurants and Leisure — 0.8%
Marriott International, Inc., Class A	86,200	5,878,840
Household Durables — 1.5%
Whirlpool Corp.	77,100	11,353,746
Insurance — 5.4%
Allstate Corp. (The)	96,200	5,602,688
American International Group, Inc.	172,600	9,807,132
MetLife, Inc.	209,400	9,873,210
Principal Financial Group, Inc.	62,200	2,944,548
Prudential Financial, Inc.	104,200	7,941,082
Travelers Cos., Inc. (The)	43,900	4,369,367
		40,538,027
Machinery — 3.0%
Ingersoll-Rand plc	313,100	15,896,087
Stanley Black & Decker, Inc.	68,300	6,623,734
		22,519,821

8

	Shares	Value
Media — 2.3%
AMC Networks, Inc.(1)	82,700	$6,051,159
Time Warner, Inc.	160,300	11,020,625
		17,071,784
Multiline Retail — 0.6%
Macy's, Inc.	95,800	4,916,456
Oil, Gas and Consumable Fuels — 10.6%
Apache Corp.	38,500	1,507,660
Chevron Corp.	150,500	11,871,440
Exxon Mobil Corp.	154,300	11,472,205
Imperial Oil Ltd.	407,200	12,901,024
Oasis Petroleum, Inc.(1)	362,900	3,149,972
Occidental Petroleum Corp.	183,100	12,112,065
Total SA ADR	406,295	18,165,449
Valero Energy Corp.	138,300	8,311,830
		79,491,645
Pharmaceuticals — 7.3%
Allergan plc(1)	41,900	11,388,839
Johnson & Johnson	118,600	11,071,310
Merck & Co., Inc.	246,000	12,149,940
Pfizer, Inc.	636,100	19,979,901
		54,589,990
Real Estate Investment Trusts (REITs) — 0.8%
Brixmor Property Group, Inc.	258,000	6,057,840
Semiconductors and Semiconductor Equipment — 3.4%
Applied Materials, Inc.	775,500	11,392,095
Microchip Technology, Inc.	184,700	7,958,723
NXP Semiconductors NV(1)	42,900	3,735,303
ON Semiconductor Corp.(1)	256,600	2,412,040
		25,498,161
Software — 4.0%
Electronic Arts, Inc.(1)	169,000	11,449,750
Oracle Corp.	523,800	18,919,656
		30,369,406
Specialty Retail — 1.4%
Lowe's Cos., Inc.	150,900	10,400,028
Technology Hardware, Storage and Peripherals — 0.9%
Western Digital Corp.	90,400	7,181,376
Tobacco — 2.0%
Altria Group, Inc.	81,100	4,411,840
Philip Morris International, Inc.	134,900	10,701,617
		15,113,457
TOTAL COMMON STOCKS (Cost $654,780,025)		742,449,391

9

	Shares	Value
TEMPORARY CASH INVESTMENTS — 1.1%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.00%, 2/15/25, valued at $5,992,444), at 0.01%, dated 9/30/15, due 10/1/15 (Delivery value $5,872,002)		$5,872,000
State Street Institutional Liquid Reserves Fund, Premier Class	2,193,952	2,193,952
TOTAL TEMPORARY CASH INVESTMENTS (Cost $8,065,952)		8,065,952
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $662,845,977)		750,515,343
OTHER ASSETS AND LIABILITIES — 0.2%		1,663,529
TOTAL NET ASSETS — 100.0%		$752,178,872

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	8,851,323	CAD	11,789,254	JPMorgan Chase Bank N.A.	10/30/15	$18,383
EUR	509,375	USD	573,256	UBS AG	10/30/15	(3,842)
USD	13,612,016	EUR	12,175,164	UBS AG	10/30/15	1,786
						$16,327

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
USD	-	United States Dollar

(1)	Non-income producing.
See Notes to Financial Statements.

10

Statement of Assets and Liabilities

SEPTEMBER 30, 2015 (UNAUDITED)
Assets
Investment securities, at value (cost of $662,845,977)	$750,515,343
Cash	86,623
Foreign currency holdings, at value (cost of $103,701)	85,287
Receivable for investments sold	1,680,037
Receivable for capital shares sold	1,113,203
Unrealized appreciation on forward foreign currency exchange contracts	20,169
Dividends and interest receivable	1,337,149
754,837,811

Liabilities
Payable for investments purchased	1,838,038
Payable for capital shares redeemed	283,680
Unrealized depreciation on forward foreign currency exchange contracts	3,842
Accrued management fees	509,862
Distribution and service fees payable	23,517
2,658,939

Net Assets	$752,178,872

Net Assets Consist of:
Capital (par value and paid-in surplus)	$835,790,226
Undistributed net investment income	980,978
Accumulated net realized loss	(172,259,505)
Net unrealized appreciation	87,667,173
$752,178,872

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$596,750,339	73,204,695	$8.15
Institutional Class, $0.01 Par Value	$44,342,617	5,436,810	$8.16
A Class, $0.01 Par Value	$61,546,127	7,555,040	$8.15*
B Class, $0.01 Par Value	$167,518	20,501	$8.17
C Class, $0.01 Par Value	$10,076,416	1,237,301	$8.14
R Class, $0.01 Par Value	$4,942,637	606,261	$8.15
R6 Class, $0.01 Par Value	$34,353,218	4,211,824	$8.16
*Maximum offering price $8.65 (net asset value divided by 0.9425).

See Notes to Financial Statements.

11

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $123,689)	$8,486,349
Interest	1,168
8,487,517

Expenses:
Management fees	3,236,470
Distribution and service fees:
A Class	85,998
B Class	1,664
C Class	56,487
R Class	13,688
Directors' fees and expenses	13,451
Other expenses	48
3,407,806

Net investment income (loss)	5,079,711

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	39,714,786
Foreign currency transactions	182,794
39,897,580

Change in net unrealized appreciation (depreciation) on:
Investments	(123,607,433)
Translation of assets and liabilities in foreign currencies	(239,947)
(123,847,380)

Net realized and unrealized gain (loss)	(83,949,800)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(78,870,089)

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED) AND YEAR ENDED MARCH 31, 2015
Increase (Decrease) in Net Assets	September 30, 2015	March 31, 2015
Operations
Net investment income (loss)	$5,079,711	$10,351,928
Net realized gain (loss)	39,897,580	118,468,572
Change in net unrealized appreciation (depreciation)	(123,847,380)	(47,547,195)
Net increase (decrease) in net assets resulting from operations	(78,870,089)	81,273,305

Distributions to Shareholders
From net investment income:
Investor Class	(4,239,310)	(7,695,113)
Institutional Class	(362,928)	(1,168,803)
A Class	(371,901)	(749,306)
B Class	(512)	(2,404)
C Class	(20,283)	(33,834)
R Class	(22,957)	(42,940)
R6 Class	(305,990)	(63,861)
Decrease in net assets from distributions	(5,323,881)	(9,756,261)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	73,710,226	(56,470,160)

Net increase (decrease) in net assets	(10,483,744)	15,046,884

Net Assets
Beginning of period	762,662,616	747,615,732
End of period	$752,178,872	$762,662,616

Undistributed net investment income	$980,978	$1,225,148
See Notes to Financial Statements.

13

Notes to Financial Statements

SEPTEMBER 30, 2015 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. On October 16, 2015, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

14

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

15

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 47% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of NT Large Company Value Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 0.70% to 0.90% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule ranges from 0.50% to 0.70% for the Institutional Class and 0.35% to 0.55% for the R6 Class. The effective annual management fee for each class for the six months ended September 30, 2015 was 0.84% for the Investor Class, A Class, B Class, C Class and R Class, 0.64% for the Institutional Class and 0.49% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2015 were $259,657,270 and $184,657,489, respectively.

16

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2015		Year ended March 31, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	415,000,000		320,000,000
Sold	11,411,753	$102,663,168	10,602,272	$93,205,250
Issued in reinvestment of distributions	470,679	4,146,789	857,289	7,598,172
Redeemed	(3,568,323)	(32,030,242)	(15,922,735)	(142,211,204)
	8,314,109	74,779,715	(4,463,174)	(41,407,782)
Institutional Class/Shares Authorized	50,000,000		65,000,000
Sold	647,243	5,895,340	1,214,195	10,709,367
Issued in reinvestment of distributions	40,857	360,144	131,329	1,163,382
Redeemed	(498,109)	(4,503,754)	(5,897,634)	(52,541,206)
	189,991	1,751,730	(4,552,110)	(40,668,457)
A Class/Shares Authorized	70,000,000		70,000,000
Sold	819,623	7,390,133	1,086,169	9,486,498
Issued in reinvestment of distributions	40,915	360,538	82,165	726,707
Redeemed	(1,078,419)	(9,695,804)	(2,440,653)	(21,358,443)
	(217,881)	(1,945,133)	(1,272,319)	(11,145,238)
B Class/Shares Authorized	10,000,000		5,000,000
Sold	—	—	32	279
Issued in reinvestment of distributions	56	504	228	2,005
Redeemed	(30,186)	(275,532)	(61,297)	(540,748)
	(30,130)	(275,028)	(61,037)	(538,464)
C Class/Shares Authorized	15,000,000		10,000,000
Sold	94,157	832,883	196,172	1,732,751
Issued in reinvestment of distributions	1,371	12,070	2,196	19,288
Redeemed	(127,674)	(1,156,692)	(148,976)	(1,295,308)
	(32,146)	(311,739)	49,392	456,731
R Class/Shares Authorized	10,000,000		5,000,000
Sold	47,653	430,437	179,630	1,564,239
Issued in reinvestment of distributions	2,541	22,403	4,771	42,181
Redeemed	(87,923)	(804,839)	(281,041)	(2,431,491)
	(37,729)	(351,999)	(96,640)	(825,071)
R6 Class/Shares Authorized	40,000,000		15,000,000
Sold	491,904	4,441,632	4,297,031	38,502,849
Issued in reinvestment of distributions	34,710	305,990	7,113	63,861
Redeemed	(520,619)	(4,684,942)	(101,629)	(908,589)
	5,995	62,680	4,202,515	37,658,121
Net increase (decrease)	8,192,209	$73,710,226	(6,193,373)	$(56,470,160)

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$729,548,367	$12,901,024	—
Temporary Cash Investments	2,193,952	5,872,000	—
	$731,742,319	$18,773,024	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$20,169	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(3,842)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $23,824,723.

The value of foreign currency risk derivative instruments as of September 30, 2015, is disclosed on the Statement of Assets and Liabilities as an asset of $20,169 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $3,842 in unrealized depreciation on forward foreign currency exchange contracts. For the six months ended September 30, 2015, the effect of foreign currency risk derivative instruments on the Statement of Operations was $194,206 in net realized gain (loss) on foreign

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currency transactions and $(243,464) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2015, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$670,302,854
Gross tax appreciation of investments	$131,854,667
Gross tax depreciation of investments	(51,642,178)
Net tax appreciation (depreciation) of investments	$80,212,489

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of March 31, 2015, the fund had accumulated short-term capital losses of $(204,181,448), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2018.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015(3)	$9.07	0.06	(0.92)	(0.86)	(0.06)	$8.15	(9.53)%	0.84%(4)	1.30%(4)	24%	$596,750
2015	$8.28	0.12	0.78	0.90	(0.11)	$9.07	10.92%	0.84%	1.36%	56%	$588,608
2014	$6.92	0.12	1.36	1.48	(0.12)	$8.28	21.57%	0.85%	1.64%	35%	$574,367
2013	$6.09	0.12	0.83	0.95	(0.12)	$6.92	15.85%	0.87%	1.87%	33%	$487,161
2012	$5.80	0.10	0.29	0.39	(0.10)	$6.09	6.91%	0.87%	1.84%	56%	$553,916
2011	$5.24	0.08	0.56	0.64	(0.08)	$5.80	12.39%	0.87%	1.58%	38%	$629,706
Institutional Class
2015(3)	$9.08	0.07	(0.92)	(0.85)	(0.07)	$8.16	(9.43)%	0.64%(4)	1.50%(4)	24%	$44,343
2015	$8.29	0.13	0.79	0.92	(0.13)	$9.08	11.14%	0.64%	1.56%	56%	$47,616
2014	$6.93	0.14	1.36	1.50	(0.14)	$8.29	21.78%	0.65%	1.84%	35%	$81,195
2013	$6.10	0.13	0.83	0.96	(0.13)	$6.93	16.05%	0.67%	2.07%	33%	$57,325
2012	$5.80	0.11	0.30	0.41	(0.11)	$6.10	7.29%	0.67%	2.04%	56%	$77,706
2011	$5.24	0.09	0.56	0.65	(0.09)	$5.80	12.61%	0.67%	1.78%	38%	$230,853

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For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2015(3)	$9.07	0.05	(0.92)	(0.87)	(0.05)	$8.15	(9.64)%	1.09%(4)	1.05%(4)	24%	$61,546
2015	$8.28	0.10	0.78	0.88	(0.09)	$9.07	10.65%	1.09%	1.11%	56%	$70,462
2014	$6.92	0.11	1.35	1.46	(0.10)	$8.28	21.27%	1.10%	1.39%	35%	$74,863
2013	$6.09	0.10	0.84	0.94	(0.11)	$6.92	15.57%	1.12%	1.62%	33%	$69,270
2012	$5.79	0.09	0.30	0.39	(0.09)	$6.09	6.83%	1.12%	1.59%	56%	$75,521
2011	$5.24	0.07	0.55	0.62	(0.07)	$5.79	11.92%	1.12%	1.33%	38%	$94,159
B Class
2015(3)	$9.09	0.01	(0.91)	(0.90)	(0.02)	$8.17	(9.95)%	1.84%(4)	0.30%(4)	24%	$168
2015	$8.31	0.03	0.78	0.81	(0.03)	$9.09	9.73%	1.84%	0.36%	56%	$460
2014	$6.94	0.05	1.36	1.41	(0.04)	$8.31	20.45%	1.85%	0.64%	35%	$928
2013	$6.11	0.05	0.84	0.89	(0.06)	$6.94	14.67%	1.87%	0.87%	33%	$1,404
2012	$5.81	0.05	0.29	0.34	(0.04)	$6.11	6.01%	1.87%	0.84%	56%	$2,753
2011	$5.26	0.03	0.55	0.58	(0.03)	$5.81	11.04%	1.87%	0.58%	38%	$4,743
C Class
2015(3)	$9.06	0.01	(0.91)	(0.90)	(0.02)	$8.14	(9.99)%	1.84%(4)	0.30%(4)	24%	$10,076
2015	$8.28	0.03	0.78	0.81	(0.03)	$9.06	9.77%	1.84%	0.36%	56%	$11,505
2014	$6.92	0.05	1.35	1.40	(0.04)	$8.28	20.36%	1.85%	0.64%	35%	$10,101
2013	$6.09	0.05	0.84	0.89	(0.06)	$6.92	14.72%	1.87%	0.87%	33%	$8,961
2012	$5.80	0.05	0.28	0.33	(0.04)	$6.09	5.85%	1.87%	0.84%	56%	$9,232
2011	$5.24	0.03	0.56	0.59	(0.03)	$5.80	11.27%	1.87%	0.58%	38%	$10,885

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For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2015(3)	$9.07	0.03	(0.91)	(0.88)	(0.04)	$8.15	(9.75)%	1.34%(4)	0.80%(4)	24%	$4,943
2015	$8.28	0.07	0.79	0.86	(0.07)	$9.07	10.37%	1.34%	0.86%	56%	$5,842
2014	$6.92	0.09	1.35	1.44	(0.08)	$8.28	20.96%	1.35%	1.14%	35%	$6,135
2013	$6.10	0.08	0.83	0.91	(0.09)	$6.92	15.10%	1.37%	1.37%	33%	$5,792
2012	$5.80	0.07	0.30	0.37	(0.07)	$6.10	6.55%	1.37%	1.34%	56%	$6,454
2011	$5.24	0.05	0.56	0.61	(0.05)	$5.80	11.83%	1.37%	1.08%	38%	$7,058
R6 Class
2015(3)	$9.08	0.07	(0.91)	(0.84)	(0.08)	$8.16	(9.36)%	0.49%(4)	1.65%(4)	24%	$34,353
2015	$8.29	0.17	0.76	0.93	(0.14)	$9.08	11.30%	0.49%	1.71%	56%	$38,170
2014(5)	$7.65	0.10	0.65	0.75	(0.11)	$8.29	9.90%	0.50%(4)	1.98%(4)	35%(6)	$27

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Six months ended September 30, 2015 (unaudited).

(4)	Annualized.

(5)	July 26, 2013 (commencement of sale) through March 31, 2014.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.
See Notes to Financial Statements.

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Approval of Management Agreement

At a meeting held on June 30, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments to intermediaries by the Fund and the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the

23

Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one- and three-year periods and below its benchmark for the five- and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to

24

other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

25

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

26

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-87377 1511

SEMIANNUAL REPORT
SEPTEMBER 30, 2015

 AC Alternatives™ Market Neutral Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this semiannual report for the six months ended September 30, 2015. It provides a macroeconomic and financial market overview (below), followed by fund performance, a schedule of fund investments, and other financial information.

For additional commentary and updated information on fund performance, key factors that affected asset returns, and other insights regarding the investment markets, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world, along with China’s struggles, lower commodity prices, capital market volatility, and risk-off trading, were key themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) expected unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks. Central bank moves—including the Fed’s delayed normalization of its extremely low interest rate positioning—helped trigger large market swings.

In 2014, the Fed ended its latest massive bond-buying program (quantitative easing, QE), leading to expectations that interest rates would rise. But while QE was halted in the U.S., other major central banks were starting or increasing QE as their economies faltered. This divergence helped fuel increased demand for the U.S. dollar and U.S. dollar-denominated assets, and put downward pressure on commodity prices, most notably crude oil. Low inflation also prevailed amid muted demand for commodities, particularly as China’s growth faltered, which had a broad dampening impact on global markets. In this environment, the U.S. dollar and U.S. government securities benefited from “flight to quality” capital flows. Conversely, emerging market, commodity-related, and value equity indices suffered significant declines.

We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in the coming months, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of September 30, 2015
Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	Since Inception	Inception Date
Investor Class	ACVVX	1.82%(2)	3.96%(2)	3.43%(2)	10/31/11
Barclays U.S. 1-3 Month Treasury Bill Index	—	0.01%	0.02%	0.04%	—
Institutional Class	ACVKX	1.90%(2)	4.13%(2)	3.65%(2)	10/31/11
A Class	ACVQX				10/31/11
No sales charge*		1.64%(2)	3.70%(2)	3.19%(2)
With sales charge*		-4.19%(2)	-2.25%(2)	1.65%(2)
C Class	ACVHX				10/31/11
No sales charge*		1.29%(2)	2.98%(2)	2.41%(2)
With sales charge*		0.29%(2)	2.98%(2)	2.41%(2)
R Class	ACVWX	1.56%(2)	3.43%(2)	2.93%(2)	10/31/11
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

(2)	Returns would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
4.20%	4.00%	4.45%	5.20%	4.70%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Fund Characteristics

SEPTEMBER 30, 2015
Top Ten Long Holdings	% of net assets
iShares Russell 1000 Value ETF	4.47%
Brown-Forman Corp., Class B	4.32%
HEICO Corp., Class A	3.65%
Caterpillar, Inc.	1.93%
H&R Block, Inc.	1.89%
Precision Castparts Corp.	1.79%
Lennar Corp., Class B	1.78%
Cameron International Corp.	1.78%
Capitol Federal Financial, Inc.	1.70%
Edison International	1.69%

Top Ten Short Holdings	% of net assets
iShares Russell 1000 Growth ETF	(4.63)%
Brown-Forman Corp., Class A	(4.29)%
HEICO Corp.	(3.65)%
Utilities Select Sector SPDR Fund	(3.63)%
Industrial Select Sector SPDR Fund	(3.11)%
Technology Select Sector SPDR Fund	(2.33)%
Consumer Discretionary Select Sector SPDR Fund	(2.19)%
Deere & Co.	(1.92)%
Schlumberger Ltd.	(1.78)%
Lennar Corp., Class A	(1.77)%

Types of Investments in Portfolio	% of net assets
Common Stocks	71.2%
Exchange-Traded Funds	4.6%
Convertible Bonds	2.2%
Convertible Preferred Stocks	1.0%
Common Stocks Sold Short	(59.3)%
Exchange-Traded Funds Sold Short	(18.0)%
Temporary Cash Investments	15.7%
Other Assets and Liabilities*	82.6%
*Amount relates primarily to deposits with broker for securities sold short at period end.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2015 to September 30, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expenses Paid During Period(1)4/1/15 - 9/30/15	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,018.20	$18.67	3.70%
Investor Class (before waiver)	$1,000	$1,018.20(2)	$20.18	4.00%
Institutional Class (after waiver)	$1,000	$1,019.00	$17.67	3.50%
Institutional Class (before waiver)	$1,000	$1,019.00(2)	$19.18	3.80%
A Class (after waiver)	$1,000	$1,016.40	$19.91	3.95%
A Class (before waiver)	$1,000	$1,016.40(2)	$21.42	4.25%
C Class (after waiver)	$1,000	$1,012.90	$23.65	4.70%
C Class (before waiver)	$1,000	$1,012.90(2)	$25.16	5.00%
R Class (after waiver)	$1,000	$1,015.60	$21.16	4.20%
R Class (before waiver)	$1,000	$1,015.60(2)	$22.68	4.50%
Hypothetical
Investor Class (after waiver)	$1,000	$1,006.50	$18.56	3.70%
Investor Class (before waiver)	$1,000	$1,005.00	$20.05	4.00%
Institutional Class (after waiver)	$1,000	$1,007.50	$17.57	3.50%
Institutional Class (before waiver)	$1,000	$1,006.00	$19.06	3.80%
A Class (after waiver)	$1,000	$1,005.25	$19.80	3.95%
A Class (before waiver)	$1,000	$1,003.75	$21.29	4.25%
C Class (after waiver)	$1,000	$1,001.50	$23.52	4.70%
C Class (before waiver)	$1,000	$1,000.00	$25.00	5.00%
R Class (after waiver)	$1,000	$1,004.00	$21.04	4.20%
R Class (before waiver)	$1,000	$1,002.50	$22.53	4.50%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

Schedule of Investments

SEPTEMBER 30, 2015 (UNAUDITED)

	Shares	Value
COMMON STOCKS — 71.2%
Aerospace and Defense — 7.1%
BWX Technologies, Inc.	4,990	$131,536
HEICO Corp., Class A(1)	93,493	4,245,517
L-3 Communications Holdings, Inc.(1)	9,314	973,499
Precision Castparts Corp.(1)	9,043	2,077,267
Raytheon Co.(1)	1,441	157,444
Textron, Inc.(1)	10,820	407,265
Vectrus, Inc.(1)(2)	12,990	286,300
		8,278,828
Air Freight and Logistics — 0.4%
United Parcel Service, Inc., Class B(1)	4,667	460,586
Automobiles — 0.8%
Honda Motor Co., Ltd. ADR(1)	22,550	674,245
Toyota Motor Corp. ADR	1,970	231,042
		905,287
Banks — 0.6%
PNC Financial Services Group, Inc. (The)(1)	7,750	691,300
Beverages — 5.4%
Brown-Forman Corp., Class B(1)	51,820	5,021,358
PepsiCo, Inc.(1)	13,609	1,283,329
		6,304,687
Chemicals — 1.4%
Air Products & Chemicals, Inc.(1)	8,295	1,058,276
E.I. du Pont de Nemours & Co.(1)	5,343	257,533
Potash Corp. of Saskatchewan, Inc.(1)	13,377	274,897
		1,590,706
Commercial Services and Supplies — 1.8%
ADT Corp. (The)(1)	11,075	331,142
Clean Harbors, Inc.(1)(2)	11,340	498,620
Republic Services, Inc.(1)	11,155	459,586
Tyco International plc(1)	25,219	843,828
		2,133,176
Communications Equipment — 0.2%
Cisco Systems, Inc.(1)	7,683	201,679
Containers and Packaging — 0.1%
Sonoco Products Co.(1)	3,707	139,902
Diversified Consumer Services — 1.9%
H&R Block, Inc.(1)	60,600	2,193,720
Diversified Telecommunication Services — 0.9%
CenturyLink, Inc.(1)	10,920	274,310
Verizon Communications, Inc.(1)	16,788	730,446
		1,004,756
Electric Utilities — 3.4%
Edison International(1)	31,088	1,960,720
Westar Energy, Inc.(1)	42,164	1,620,784

	Shares	Value
Xcel Energy, Inc.(1)	9,642	$341,424
		3,922,928
Electrical Equipment — 1.0%
Eaton Corp. plc(1)	3,010	154,413
Emerson Electric Co.(1)	4,814	212,634
Hubbell, Inc., Class A	1,390	150,315
Rockwell Automation, Inc.(1)	6,559	665,542
		1,182,904
Energy Equipment and Services — 3.3%
Cameron International Corp.(1)(2)	33,710	2,067,097
FMC Technologies, Inc.(1)(2)	32,270	1,000,370
Frank's International NV(1)	48,590	744,885
		3,812,352
Food and Staples Retailing — 2.2%
Sysco Corp.(1)	39,402	1,535,496
Wal-Mart Stores, Inc.(1)	15,287	991,209
		2,526,705
Food Products — 1.4%
General Mills, Inc.(1)	25,609	1,437,433
J.M. Smucker Co. (The)	1,990	227,039
		1,664,472
Gas Utilities — 2.2%
AGL Resources, Inc.	5,720	349,149
Atmos Energy Corp.(1)	4,000	232,720
Laclede Group, Inc. (The)(1)	3,997	217,956
ONE Gas, Inc.(1)	37,607	1,704,725
		2,504,550
Health Care Equipment and Supplies — 1.5%
Medtronic plc(1)	5,120	342,733
Zimmer Biomet Holdings, Inc.(1)	15,070	1,415,525
		1,758,258
Health Care Providers and Services — 1.4%
Cardinal Health, Inc.(1)	12,421	954,181
Quest Diagnostics, Inc.(1)	10,387	638,489
		1,592,670
Hotels, Restaurants and Leisure — 0.5%
Carnival Corp.(1)	7,045	350,137
McDonald's Corp.(1)	2,370	233,516
		583,653
Household Durables — 1.8%
Lennar Corp., Class B(1)	52,214	2,067,674
Household Products — 1.3%
Procter & Gamble Co. (The)(1)	20,369	1,465,346
Industrial Conglomerates — 0.3%
Koninklijke Philips NV(1)	15,167	355,818
Insurance — 4.3%
Crawford & Co., Class A(1)	7,328	40,964
EMC Insurance Group, Inc.(1)	9,990	231,868
Marsh & McLennan Cos., Inc.(1)	23,782	1,241,896
MetLife, Inc.(1)	32,248	1,520,493

	Shares	Value
ProAssurance Corp.(1)	26,139	$1,282,641
Reinsurance Group of America, Inc.(1)	6,914	626,339
		4,944,201
Internet and Catalog Retail — 0.7%
Liberty TripAdvisor Holdings, Inc., Class A(1)(2)	38,320	849,554
IT Services — 0.1%
Leidos Holdings, Inc.	1,650	68,161
Leisure Products — 1.0%
Arctic Cat, Inc.(1)	11,987	265,872
Mattel, Inc.(1)	41,652	877,191
		1,143,063
Life Sciences Tools and Services — 0.6%
Waters Corp.(1)(2)	6,212	734,321
Machinery — 3.1%
Caterpillar, Inc.(1)	34,262	2,239,364
Parker-Hannifin Corp.(1)	7,981	776,551
Pentair plc(1)	6,570	335,333
Stanley Black & Decker, Inc.(1)	2,880	279,303
		3,630,551
Media — 1.0%
Discovery Communications, Inc., Class C(1)(2)	47,120	1,144,545
Multi-Utilities — 2.4%
Ameren Corp.	10,460	442,144
NorthWestern Corp.(1)	11,837	637,186
PG&E Corp.(1)	33,416	1,764,365
		2,843,695
Multiline Retail — 1.2%
Dollar General Corp.(1)	20,090	1,455,320
Oil, Gas and Consumable Fuels — 4.0%
Chevron Corp.(1)	13,030	1,027,806
Cimarex Energy Co.(1)	2,274	233,039
Devon Energy Corp.(1)	12,520	464,367
EQT Corp.(1)	10,028	649,514
EQT GP Holdings LP(1)(2)	6,829	155,291
Imperial Oil Ltd.(1)	20,037	633,370
Noble Energy, Inc.(1)	3,438	103,759
Occidental Petroleum Corp.(1)	8,773	580,334
Shell Midstream Partners LP	14,390	423,498
Williams Partners LP(1)	11,090	353,993
		4,624,971
Pharmaceuticals — 3.0%
Johnson & Johnson	3,720	347,262
Merck & Co., Inc.(1)	26,653	1,316,392
Pfizer, Inc.(1)	54,668	1,717,122
Teva Pharmaceutical Industries Ltd. ADR	2,050	115,743
		3,496,519
Real Estate Investment Trusts (REITs) — 0.9%
Piedmont Office Realty Trust, Inc., Class A(1)	25,711	459,970
Weyerhaeuser Co.(1)	20,552	561,891
		1,021,861

	Shares	Value
Road and Rail — 0.3%
Heartland Express, Inc.(1)	18,860	$376,068
Semiconductors and Semiconductor Equipment — 1.4%
Applied Materials, Inc.(1)	35,296	518,498
KLA-Tencor Corp.(1)	11,990	599,500
Lam Research Corp.(1)	8,470	553,345
		1,671,343
Software — 0.5%
Microsoft Corp.(1)	11,990	530,677
Specialty Retail — 1.9%
Advance Auto Parts, Inc.(1)	5,916	1,121,260
Bed Bath & Beyond, Inc.(1)(2)	3,620	206,412
CST Brands, Inc.(1)	27,376	921,476
		2,249,148
Technology Hardware, Storage and Peripherals — 0.7%
SanDisk Corp.(1)	15,980	868,193
Textiles, Apparel and Luxury Goods — 0.1%
Ralph Lauren Corp.	1,110	131,158
Thrifts and Mortgage Finance — 1.7%
Capitol Federal Financial, Inc.(1)	162,843	1,973,657
Trading Companies and Distributors — 1.3%
Rush Enterprises, Inc., Class B(1)(2)	66,484	1,549,742
Wireless Telecommunication Services — 0.1%
Telephone & Data Systems, Inc.(1)	5,592	139,576
TOTAL COMMON STOCKS (Cost $83,102,009)		82,788,281
EXCHANGE-TRADED FUNDS — 4.6%
iShares Russell 1000 Value ETF(1)	55,704	5,196,069
iShares Silver Trust(1)(2)	10,629	147,424
TOTAL EXCHANGE-TRADED FUNDS (Cost $5,151,442)		5,343,493
CONVERTIBLE BONDS — 2.2%
Capital Markets — 1.4%
Janus Capital Group, Inc., 0.75%, 7/15/18	1,191,000	1,588,496
Semiconductors and Semiconductor Equipment — 0.8%
Intel Corp., 2.95%, 12/15/35	793,000	964,982
TOTAL CONVERTIBLE BONDS (Cost $2,665,418)		2,553,478
CONVERTIBLE PREFERRED STOCKS — 1.0%
Food Products — 1.0%
Tyson Foods, Inc., 4.75%, 7/15/17(1) (Cost $1,161,180)	23,197	1,189,078
TEMPORARY CASH INVESTMENTS — 15.7%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.25%, 11/15/24, valued at $13,503,263), at 0.01%, dated 9/30/15, due 10/1/15 (Delivery value $13,238,004)		13,238,000
State Street Institutional Liquid Reserves Fund, Premier Class	4,944,312	4,944,312
TOTAL TEMPORARY CASH INVESTMENTS (Cost $18,182,312)		18,182,312
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 94.7% (Cost $110,262,361)		110,056,642

	Shares	Value
SECURITIES SOLD SHORT — (77.3)%
COMMON STOCKS SOLD SHORT — (59.3)%
Aerospace and Defense — (6.5)%
General Dynamics Corp.	(2,950)	$(406,953)
HEICO Corp.	(86,899)	(4,247,623)
Honeywell International, Inc.	(16,130)	(1,527,350)
Lockheed Martin Corp.	(4,594)	(952,382)
Northrop Grumman Corp.	(2,410)	(399,939)
		(7,534,247)
Air Freight and Logistics — (0.2)%
FedEx Corp.	(1,790)	(257,724)
Automobiles — (0.8)%
General Motors Co.	(8,500)	(255,170)
Tesla Motors, Inc.	(1,690)	(419,796)
Volkswagen AG ADR	(9,620)	(231,842)
		(906,808)
Banks — (2.3)%
JPMorgan Chase & Co.	(11,404)	(695,302)
People's United Financial, Inc.	(125,381)	(1,972,243)
		(2,667,545)
Beverages — (5.4)%
Brown-Forman Corp., Class A	(46,650)	(4,991,084)
Coca-Cola Co. (The)	(31,978)	(1,282,957)
		(6,274,041)
Biotechnology — (1.5)%
AbbVie, Inc.	(31,989)	(1,740,521)
Capital Markets — (1.3)%
Janus Capital Group, Inc.	(114,490)	(1,557,064)
Chemicals — (1.4)%
Dow Chemical Co. (The)	(6,233)	(264,279)
Mosaic Co. (The)	(8,880)	(276,257)
Praxair, Inc.	(10,380)	(1,057,307)
		(1,597,843)
Commercial Services and Supplies — (1.3)%
Cintas Corp.	(11,780)	(1,010,135)
Waste Management, Inc.	(9,246)	(460,543)
		(1,470,678)
Containers and Packaging — (0.1)%
Berry Plastics Group, Inc.	(4,990)	(150,049)
Diversified Financial Services — (1.6)%
Berkshire Hathaway, Inc., Class B	(14,764)	(1,925,226)
Diversified Telecommunication Services — (0.6)%
AT&T, Inc.	(22,824)	(743,606)
Electric Utilities — (4.4)%
American Electric Power Co., Inc.	(30,920)	(1,758,111)
Duke Energy Corp.	(27,358)	(1,968,135)
Southern Co. (The)	(30,000)	(1,341,000)
		(5,067,246)
Electrical Equipment — (0.1)%
Hubbell, Inc., Class B	(1,830)	(155,458)

	Shares	Value
Energy Equipment and Services — (3.3)%
National Oilwell Varco, Inc.	(46,492)	$(1,750,424)
Schlumberger Ltd.	(29,990)	(2,068,410)
		(3,818,834)
Food and Staples Retailing — (0.1)%
Whole Foods Market, Inc.	(1,983)	(62,762)
Food Products — (2.5)%
Kraft Heinz Co. (The)	(20,271)	(1,430,727)
Nestle SA ADR	(2,999)	(225,645)
Tyson Foods, Inc., Class A	(28,001)	(1,206,843)
		(2,863,215)
Health Care Equipment and Supplies — (1.5)%
Stryker Corp.	(18,470)	(1,738,027)
Health Care Providers and Services — (1.4)%
AmerisourceBergen Corp.	(6,790)	(644,982)
Express Scripts Holding Co.	(3,900)	(315,744)
Laboratory Corp. of America Holdings	(5,799)	(629,018)
		(1,589,744)
Hotels, Restaurants and Leisure — (0.5)%
Chipotle Mexican Grill, Inc.	(330)	(237,682)
Royal Caribbean Cruises Ltd.	(3,895)	(347,006)
		(584,688)
Household Durables — (1.8)%
Lennar Corp., Class A	(42,760)	(2,058,039)
Household Products — (1.3)%
Kimberly-Clark Corp.	(13,597)	(1,482,617)
Industrial Conglomerates — (0.8)%
General Electric Co.	(39,265)	(990,263)
Insurance — (2.6)%
Aon plc	(13,990)	(1,239,654)
Crawford & Co., Class B	(4,968)	(27,870)
Prudential Financial, Inc.	(19,913)	(1,517,570)
Travelers Cos., Inc. (The)	(2,390)	(237,877)
		(3,022,971)
Internet and Catalog Retail — (0.7)%
TripAdvisor, Inc.	(13,610)	(857,702)
Leisure Products — (0.7)%
Hasbro, Inc.	(11,994)	(865,247)
Life Sciences Tools and Services — (0.6)%
Thermo Fisher Scientific, Inc.	(6,090)	(744,685)
Machinery — (2.2)%
Deere & Co.	(30,230)	(2,237,020)
Snap-on, Inc.	(1,850)	(279,239)
		(2,516,259)
Media — (1.8)%
Discovery Communications, Inc., Class A	(44,460)	(1,157,294)
Walt Disney Co. (The)	(9,390)	(959,658)
		(2,116,952)
Multiline Retail — (2.2)%
Dollar Tree, Inc.	(21,690)	(1,445,855)

	Shares	Value
Kohl's Corp.	(3,920)	$(181,535)
Target Corp.	(11,710)	(921,109)
		(2,548,499)
Oil, Gas and Consumable Fuels — (2.7)%
Apache Corp.	(18,927)	(741,181)
ConocoPhillips	(11,983)	(574,705)
EQT Midstream Partners LP	(2,150)	(142,609)
Exxon Mobil Corp.	(8,490)	(631,232)
Royal Dutch Shell plc, Class B ADR	(21,790)	(1,034,589)
		(3,124,316)
Pharmaceuticals — (1.5)%
Sanofi ADR	(27,820)	(1,320,615)
Valeant Pharmaceuticals International, Inc.	(2,670)	(476,275)
		(1,796,890)
Real Estate Investment Trusts (REITs) — (0.4)%
Boston Properties, Inc.	(3,900)	(461,760)
Road and Rail — (0.5)%
Union Pacific Corp.	(2,391)	(211,389)
Werner Enterprises, Inc.	(14,983)	(376,073)
		(587,462)
Semiconductors and Semiconductor Equipment — (0.8)%
Intel Corp.	(29,990)	(903,899)
Technology Hardware, Storage and Peripherals — (0.5)%
Hewlett-Packard Co.	(20,940)	(536,273)
Trading Companies and Distributors — (1.3)%
Rush Enterprises, Inc., Class A	(63,356)	(1,533,215)
Wireless Telecommunication Services — (0.1)%
United States Cellular Corp.	(4,064)	(143,988)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $74,378,494)		(68,996,363)
EXCHANGE-TRADED FUNDS SOLD SHORT — (18.0)%
Alerian MLP ETF	(49,630)	(619,382)
Consumer Discretionary Select Sector SPDR Fund	(34,330)	(2,549,346)
Industrial Select Sector SPDR Fund	(72,484)	(3,616,227)
iShares Russell 1000 Growth ETF	(57,900)	(5,384,700)
iShares U.S. Oil & Gas Exploration & Production ETF	(9,160)	(507,922)
iShares U.S. Telecommunications ETF	(9,963)	(269,001)
SPDR Gold Shares	(1,370)	(146,398)
Technology Select Sector SPDR Fund	(68,620)	(2,710,490)
United States Natural Gas Fund LP	(11,990)	(139,204)
Utilities Select Sector SPDR Fund	(97,620)	(4,225,970)
Vanguard REIT ETF	(9,393)	(709,547)
TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $21,948,149)		(20,878,187)
TOTAL SECURITIES SOLD SHORT — (77.3)% (Proceeds $96,326,643)		(89,874,550)
OTHER ASSETS AND LIABILITIES(3) — 82.6%		96,096,467
TOTAL NET ASSETS — 100.0%		$116,278,559

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	36,879	CAD	49,146	JPMorgan Chase Bank N.A.	10/30/15	$57
USD	700,030	CAD	932,384	JPMorgan Chase Bank N.A.	10/30/15	1,454
USD	19,681	CAD	26,311	JPMorgan Chase Bank N.A.	10/30/15	(32)
USD	29,385	CAD	39,324	JPMorgan Chase Bank N.A.	10/30/15	(78)
CAD	25,129	USD	18,748	JPMorgan Chase Bank N.A.	10/30/15	79
USD	848,900	JPY	102,565,755	Credit Suisse AG	10/30/15	(6,349)
JPY	4,816,534	USD	40,191	Credit Suisse AG	10/30/15	(28)
JPY	5,238,749	USD	43,695	Credit Suisse AG	10/30/15	(12)
						$(4,909)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short. At the period end, the aggregate value of securities pledged was $67,950,005.

(2)	Non-income producing.

(3)	Amount relates primarily to deposits with broker for securities sold short at period end.

See Notes to Financial Statements.

Statement of Assets and Liabilities

SEPTEMBER 30, 2015 (UNAUDITED)
Assets
Investment securities, at value (cost of $110,262,361)	$110,056,642
Deposits with broker for securities sold short	94,879,667
Receivable for investments sold	9,438,177
Receivable for capital shares sold	1,213,932
Unrealized appreciation on forward foreign currency exchange contracts	1,590
Dividends and interest receivable	156,946
215,746,954

Liabilities
Securities sold short, at value (proceeds of $96,326,643)	89,874,550
Payable for investments purchased	9,319,825
Payable for capital shares redeemed	25,427
Unrealized depreciation on forward foreign currency exchange contracts	6,499
Accrued management fees	139,097
Distribution and service fees payable	11,671
Dividend expense payable on securities sold short	91,326
99,468,395

Net Assets	$116,278,559

Net Assets Consist of:
Capital (par value and paid-in surplus)	$113,243,385
Accumulated net investment loss	(1,201,263)
Accumulated net realized loss	(2,005,025)
Net unrealized appreciation	6,241,462
$116,278,559

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$77,603,379	7,302,923	$10.63
Institutional Class, $0.01 Par Value	$7,140,487	666,178	$10.72
A Class, $0.01 Par Value	$20,713,215	1,968,208	$10.52*
C Class, $0.01 Par Value	$10,788,344	1,057,193	$10.20
R Class, $0.01 Par Value	$33,134	3,181	$10.42
*Maximum offering price $11.16 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $11,479)	$763,191
Interest	28,878
792,069

Expenses:
Dividend expense on securities sold short	776,847
Broker fees and charges on securities sold short	127,764
Management fees	811,917
Distribution and service fees:
A Class	14,736
C Class	43,152
R Class	211
Directors' fees and expenses	1,405
Other expenses	242
1,776,274
Fees waived	(129,237)
1,647,037

Net investment income (loss)	(854,968)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(279,642)
Securities sold short transactions	677,976
Foreign currency transactions	86,508
484,842

Change in net unrealized appreciation (depreciation) on:
Investments	(5,386,151)
Securities sold short	7,188,362
Translation of assets and liabilities in foreign currencies	(42,117)
1,760,094

Net realized and unrealized gain (loss)	2,244,936

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,389,968

See Notes to Financial Statements.

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED) AND YEAR ENDED MARCH 31, 2015
Increase (Decrease) in Net Assets	September 30, 2015	March 31, 2015
Operations
Net investment income (loss)	$(854,968)	$(1,537,661)
Net realized gain (loss)	484,842	973,583
Change in net unrealized appreciation (depreciation)	1,760,094	3,395,433
Net increase (decrease) in net assets resulting from operations	1,389,968	2,831,355

Distributions to Shareholders
From net realized gains:
Investor Class	—	(932,471)
Institutional Class	—	(103,125)
A Class	—	(252,822)
C Class	—	(144,211)
R Class	—	(8,359)
Decrease in net assets from distributions	—	(1,440,988)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	41,705,159	(4,496,697)

Net increase (decrease) in net assets	43,095,127	(3,106,330)

Net Assets
Beginning of period	73,183,432	76,289,762
End of period	$116,278,559	$73,183,432

Accumulated net investment loss	$(1,201,263)	$(346,295)

See Notes to Financial Statements.

Notes to Financial Statements

SEPTEMBER 30, 2015 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. AC Alternatives Market Neutral Value Fund (formerly Market Neutral Value Fund) (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth, independent of equity market conditions.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges to the broker on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized foreign currency exchange gains or losses related to securities sold short are a component of net realized gain (loss) on securities sold short transactions and change in net unrealized appreciation (depreciation) on securities sold short, respectively.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and short sales. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and short sales.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.90% for the Investor Class, A Class, C Class and R Class and 1.70% for the Institutional Class. During the six months ended September 30, 2015, the investment advisor voluntarily agreed to waive 0.30% of the fund's management fee. The investment advisor expects the fee waiver to continue until July 31, 2016, and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the six months ended September 30, 2015 was $88,602, $9,880, $17,683, $12,945 and $127 for the Investor Class, Institutional Class, A Class, C Class and R Class, respectively. The effective annual management fee after waiver for each class for the six months ended September 30, 2015 was 1.60% for the Investor Class, A Class, C Class and R Class and 1.40% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the six months ended September 30, 2015 were $243,624,179 and $244,044,098, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2015		Year ended March 31, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	3,384,717	$35,757,720	1,358,179	$14,061,175
Issued in reinvestment of distributions	—	—	85,909	882,278
Redeemed	(818,696)	(8,619,132)	(1,566,788)	(16,203,149)
	2,566,021	27,138,588	(122,700)	(1,259,696)
Institutional Class/Shares Authorized	20,000,000		20,000,000
Sold	130,844	1,392,547	336,272	3,506,275
Issued in reinvestment of distributions	—	—	9,974	103,125
Redeemed	(36,122)	(384,207)	(330,897)	(3,422,772)
	94,722	1,008,340	15,349	186,628
A Class/Shares Authorized	10,000,000		5,000,000
Sold	1,586,084	16,628,826	760,742	7,849,870
Issued in reinvestment of distributions	—	—	24,790	252,614
Redeemed	(517,036)	(5,385,815)	(1,228,595)	(12,561,119)
	1,069,048	11,243,011	(443,063)	(4,458,635)
C Class/Shares Authorized	10,000,000		5,000,000
Sold	321,929	3,270,740	328,117	3,292,359
Issued in reinvestment of distributions	—	—	14,469	143,820
Redeemed	(53,383)	(541,061)	(240,538)	(2,414,029)
	268,546	2,729,679	102,048	1,022,150
R Class/Shares Authorized	10,000,000		5,000,000
Sold	187	1,929	440	4,497
Issued in reinvestment of distributions	—	—	827	8,359
Redeemed	(40,548)	(416,388)	—	—
	(40,361)	(414,459)	1,267	12,856
Net increase (decrease)	3,957,976	$41,705,159	(447,099)	$(4,496,697)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$82,788,281	—	—
Exchange-Traded Funds	5,343,493	—	—
Convertible Bonds	—	$2,553,478	—
Convertible Preferred Stocks	—	1,189,078	—
Temporary Cash Investments	4,944,312	13,238,000	—
	$93,076,086	$16,980,556	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,590	—

Liabilities
Securities Sold Short
Common Stocks	$(68,996,363)	—	—
Exchange-Traded Funds	(20,878,187)	—	—
	$(89,874,550)	—	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(6,499)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $2,597,739.

The value of foreign currency risk derivative instruments as of September 30, 2015, is disclosed on the Statement of Assets and Liabilities as an asset of $1,590 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $6,499 in unrealized depreciation on forward foreign currency exchange contracts. For the six months ended September 30, 2015, the effect of foreign currency risk derivative instruments on the Statement of Operations was $86,608 in net realized gain (loss) on foreign currency transactions and $(42,132) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2015, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$114,415,449
Gross tax appreciation of investments	$1,538,793
Gross tax depreciation of investments	(5,897,600)
Net tax appreciation (depreciation) of investments	(4,358,807)
Net tax appreciation (depreciation) on securities sold short	4,799,559
Net tax appreciation (depreciation)	$440,752

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of March 31, 2015, the fund had late-year ordinary loss deferrals of $(346,295), which represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Operating Expenses (excluding expenses on securities sold short)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015(4)	$10.44	(0.10)	0.29	0.19	—	$10.63	1.82%	3.70%(5)	4.00%(5)	1.60%(5)	(1.86)%(5)	(2.16)%(5)	359%	$77,603
2015	$10.22	(0.20)	0.62	0.42	(0.20)	$10.44	4.10%	3.88%	4.18%	1.60%	(1.95)%	(2.25)%	447%	$49,465
2014	$10.25	(0.04)	0.21	0.17	(0.20)	$10.22	1.69%	4.09%	4.39%	1.60%	(0.35)%	(0.65)%	521%	$49,665
2013	$10.32	(0.25)	0.52	0.27	(0.34)	$10.25	2.61%	4.74%	5.04%	1.60%	(2.46)%	(2.76)%	588%	$8,214
2012(6)	$10.00	(0.11)	0.43	0.32	—	$10.32	3.20%	4.92%(5)	5.22%(5)	1.61%(5)	(2.49)%(5)	(2.79)%(5)	292%	$3,118
Institutional Class
2015(4)	$10.52	(0.09)	0.29	0.20	—	$10.72	1.90%	3.50%(5)	3.80%(5)	1.40%(5)	(1.66)%(5)	(1.96)%(5)	359%	$7,140
2015	$10.28	(0.18)	0.62	0.44	(0.20)	$10.52	4.28%	3.68%	3.98%	1.40%	(1.75)%	(2.05)%	447%	$6,013
2014	$10.28	0.11	0.09	0.20	(0.20)	$10.28	1.98%	3.89%	4.19%	1.40%	(0.15)%	(0.45)%	521%	$5,714
2013	$10.33	(0.24)	0.53	0.29	(0.34)	$10.28	2.81%	4.54%	4.84%	1.40%	(2.26)%	(2.56)%	588%	$425
2012(6)	$10.00	(0.09)	0.42	0.33	—	$10.33	3.30%	4.72%(5)	5.02%(5)	1.41%(5)	(2.29)%(5)	(2.59)%(5)	292%	$413
A Class
2015(4)	$10.36	(0.11)	0.27	0.16	—	$10.52	1.64%	3.95%(5)	4.25%(5)	1.85%(5)	(2.11)%(5)	(2.41)%(5)	359%	$20,713
2015	$10.16	(0.23)	0.63	0.40	(0.20)	$10.36	3.93%	4.13%	4.43%	1.85%	(2.20)%	(2.50)%	447%	$9,311
2014	$10.21	(0.07)	0.22	0.15	(0.20)	$10.16	1.50%	4.34%	4.64%	1.85%	(0.60)%	(0.90)%	521%	$13,640
2013	$10.31	(0.28)	0.52	0.24	(0.34)	$10.21	2.32%	4.99%	5.29%	1.85%	(2.71)%	(3.01)%	588%	$2,265
2012(6)	$10.00	(0.11)	0.42	0.31	—	$10.31	3.10%	5.17%(5)	5.47%(5)	1.86%(5)	(2.74)%(5)	(3.04)%(5)	292%	$432

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Operating Expenses (excluding expenses on securities sold short)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2015(4)	$10.08	(0.15)	0.27	0.12	—	$10.20	1.29%	4.70%(5)	5.00%(5)	2.60%(5)	(2.86)%(5)	(3.16)%(5)	359%	$10,788
2015	$9.97	(0.30)	0.61	0.31	(0.20)	$10.08	3.10%	4.88%	5.18%	2.60%	(2.95)%	(3.25)%	447%	$7,948
2014	$10.10	(0.14)	0.21	0.07	(0.20)	$9.97	0.72%	5.09%	5.39%	2.60%	(1.35)%	(1.65)%	521%	$6,844
2013	$10.28	(0.35)	0.51	0.16	(0.34)	$10.10	1.54%	5.74%	6.04%	2.60%	(3.46)%	(3.76)%	588%	$1,111
2012(6)	$10.00	(0.14)	0.42	0.28	—	$10.28	2.80%	5.92%(5)	6.22%(5)	2.61%(5)	(3.49)%(5)	(3.79)%(5)	292%	$411
R Class
2015(4)	$10.26	(0.09)	0.25	0.16	—	$10.42	1.56%	4.20%(5)	4.50%(5)	2.10%(5)	(2.36)%(5)	(2.66)%(5)	359%	$33
2015	$10.10	(0.25)	0.61	0.36	(0.20)	$10.26	3.56%	4.38%	4.68%	2.10%	(2.45)%	(2.75)%	447%	$447
2014	$10.17	(0.18)	0.31	0.13	(0.20)	$10.10	1.21%	4.59%	4.89%	2.10%	(0.85)%	(1.15)%	521%	$427
2013	$10.30	(0.31)	0.52	0.21	(0.34)	$10.17	2.13%	5.24%	5.54%	2.10%	(2.96)%	(3.26)%	588%	$421
2012(6)	$10.00	(0.12)	0.42	0.30	—	$10.30	3.00%	5.42%(5)	5.72%(5)	2.11%(5)	(2.99)%(5)	(3.29)%(5)	292%	$412

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(4)	Six months ended September 30, 2015 (unaudited).

(5)	Annualized.

(6)	October 31, 2011 (fund inception) through March 31, 2012.
See Notes to Financial Statements.

Approval of Management Agreement

At a meeting held on June 30, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments to intermediaries by the Fund and the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the

Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one- and three-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-87378 1511

SEMIANNUAL REPORT	SEPTEMBER 30, 2015

Mid Cap Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this semiannual report for the six months ended September 30, 2015. It provides a macroeconomic and financial market overview (below), followed by fund performance, a schedule of fund investments, and other financial information.

For additional commentary and updated information on fund performance, key factors that affected asset returns, and other insights regarding the investment markets, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world, along with China’s struggles, lower commodity prices, capital market volatility, and risk-off trading, were key themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) expected unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks. Central bank moves—including the Fed’s delayed normalization of its extremely low interest rate positioning—helped trigger large market swings.

In 2014, the Fed ended its latest massive bond-buying program (quantitative easing, QE), leading to expectations that interest rates would rise. But while QE was halted in the U.S., other major central banks were starting or increasing QE as their economies faltered. This divergence helped fuel increased demand for the U.S. dollar and U.S. dollar-denominated assets, and put downward pressure on commodity prices, most notably crude oil. Low inflation also prevailed amid muted demand for commodities, particularly as China’s growth faltered, which had a broad dampening impact on global markets. In this environment, the U.S. dollar and U.S. government securities benefited from “flight to quality” capital flows. Conversely, emerging market, commodity-related, and value equity indices suffered significant declines.

We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in the coming months, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of September 30, 2015
				Average Annual Returns
Class	Ticker Symbol	6 months(1)	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACMVX	-7.11%	0.49%	12.83%	9.02%	9.82%	3/31/04
Russell Midcap Value Index	—	-9.84%	-2.07%	13.15%	7.41%	8.95%	—
Institutional Class	AVUAX	-7.02%	0.69%	13.05%	9.24%	10.26%	8/2/04
A Class(2)	ACLAX						1/13/05
No sales charge*		-7.24%	0.23%	12.56%	8.75%	9.04%
With sales charge*		-12.58%	-5.53%	11.24%	8.11%	8.44%
C Class	ACCLX						3/1/10
No sales charge*		-7.57%	-0.49%	11.70%	—	11.35%
With sales charge*		-8.49%	-0.49%	11.70%	—	11.35%
R Class	AMVRX	-7.31%	0.04%	12.28%	8.48%	8.05%	7/29/05
R6 Class	AMDVX	-6.95%	0.90%	—	—	8.26%	7/26/13

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

(2)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.01%	0.81%	1.26%	2.01%	1.51%	0.66%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Fund Characteristics

SEPTEMBER 30, 2015
Top Ten Holdings	% of net assets
Republic Services, Inc.	3.0%
Northern Trust Corp.	2.8%
Sysco Corp.	2.7%
Imperial Oil Ltd.	2.1%
Zimmer Biomet Holdings, Inc.	1.8%
LifePoint Health, Inc.	1.8%
Cameron International Corp.	1.7%
ConAgra Foods, Inc.	1.6%
Weyerhaeuser Co.	1.6%
Edison International	1.5%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	8.5%
Banks	7.8%
Insurance	7.5%
Food Products	6.4%
Commercial Services and Supplies	5.9%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.3%
Temporary Cash Investments	2.0%
Other Assets and Liabilities	(0.3)%

4

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2015 to September 30, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expenses Paid During Period(1)4/1/15 - 9/30/15	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$928.90	$4.82	1.00%
Investor Class (before waiver)	$1,000	$928.90(2)	$4.87	1.01%
Institutional Class (after waiver)	$1,000	$929.80	$3.86	0.80%
Institutional Class (before waiver)	$1,000	$929.80(2)	$3.91	0.81%
A Class (after waiver)	$1,000	$927.60	$6.02	1.25%
A Class (before waiver)	$1,000	$927.60(2)	$6.07	1.26%
C Class (after waiver)	$1,000	$924.30	$9.62	2.00%
C Class (before waiver)	$1,000	$924.30(2)	$9.67	2.01%
R Class (after waiver)	$1,000	$926.90	$7.23	1.50%
R Class (before waiver)	$1,000	$926.90(2)	$7.27	1.51%
R6 Class (after waiver)	$1,000	$930.50	$3.14	0.65%
R6 Class (before waiver)	$1,000	$930.50(2)	$3.19	0.66%
Hypothetical
Investor Class (after waiver)	$1,000	$1,020.00	$5.05	1.00%
Investor Class (before waiver)	$1,000	$1,019.95	$5.10	1.01%
Institutional Class (after waiver)	$1,000	$1,021.00	$4.04	0.80%
Institutional Class (before waiver)	$1,000	$1,020.95	$4.09	0.81%
A Class (after waiver)	$1,000	$1,018.75	$6.31	1.25%
A Class (before waiver)	$1,000	$1,018.70	$6.36	1.26%
C Class (after waiver)	$1,000	$1,015.00	$10.07	2.00%
C Class (before waiver)	$1,000	$1,014.95	$10.13	2.01%
R Class (after waiver)	$1,000	$1,017.50	$7.57	1.50%
R Class (before waiver)	$1,000	$1,017.45	$7.62	1.51%
R6 Class (after waiver)	$1,000	$1,021.75	$3.29	0.65%
R6 Class (before waiver)	$1,000	$1,021.70	$3.34	0.66%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

6

Schedule of Investments

SEPTEMBER 30, 2015 (UNAUDITED)

	Shares	Value
COMMON STOCKS — 98.3%
Aerospace and Defense — 1.1%
L-3 Communications Holdings, Inc.	333,992	$34,908,844
Textron, Inc.	920,515	34,648,184
		69,557,028
Automobiles — 1.2%
Honda Motor Co., Ltd. ADR	1,217,974	36,417,423
Thor Industries, Inc.	671,644	34,791,159
		71,208,582
Banks — 7.8%
Bank of Hawaii Corp.	660,690	41,947,208
BB&T Corp.	1,209,522	43,058,983
BOK Financial Corp.	550,350	35,613,149
Comerica, Inc.	826,699	33,977,329
Commerce Bancshares, Inc.	1,523,236	69,398,632
Cullen / Frost Bankers, Inc.	503,042	31,983,410
M&T Bank Corp.	578,007	70,487,954
PNC Financial Services Group, Inc. (The)	600,575	53,571,290
SunTrust Banks, Inc.	1,060,259	40,544,304
Westamerica Bancorporation(1)	1,414,911	62,878,645
		483,460,904
Capital Markets — 5.5%
Franklin Resources, Inc.	1,098,161	40,917,479
LPL Financial Holdings, Inc.	1,164,557	46,314,432
Northern Trust Corp.	2,486,882	169,505,877
State Street Corp.	610,175	41,009,862
T. Rowe Price Group, Inc.	549,605	38,197,547
		335,945,197
Chemicals — 0.7%
Mosaic Co. (The)	1,373,587	42,732,292
Commercial Services and Supplies — 5.9%
ADT Corp. (The)	1,889,511	56,496,379
Clean Harbors, Inc.(2)	1,054,005	46,344,600
Republic Services, Inc.	4,455,775	183,577,930
Tyco International plc	2,256,253	75,494,225
		361,913,134
Communications Equipment — 0.4%
Harris Corp.	292,215	21,375,527
Containers and Packaging — 1.3%
Bemis Co., Inc.	721,948	28,567,482
Sonoco Products Co.	1,322,506	49,911,377
		78,478,859
Diversified Telecommunication Services — 1.5%
CenturyLink, Inc.	2,788,111	70,037,348
Level 3 Communications, Inc.(2)	569,764	24,892,989
		94,930,337

7

	Shares	Value
Electric Utilities — 5.5%
Edison International	1,503,952	$94,854,253
Great Plains Energy, Inc.	2,098,648	56,705,469
OGE Energy Corp.	885,588	24,229,688
Westar Energy, Inc.	2,164,532	83,204,610
Xcel Energy, Inc.	2,294,164	81,236,347
		340,230,367
Electrical Equipment — 1.4%
Emerson Electric Co.	2,006,754	88,638,324
Electronic Equipment, Instruments and Components — 2.0%
Keysight Technologies, Inc.(2)	2,102,649	64,845,695
TE Connectivity Ltd.	977,497	58,542,295
		123,387,990
Energy Equipment and Services — 3.1%
Cameron International Corp.(2)	1,661,907	101,908,137
FMC Technologies, Inc.(2)	1,275,638	39,544,778
Helmerich & Payne, Inc.	1,019,455	48,179,444
		189,632,359
Food and Staples Retailing — 2.7%
Sysco Corp.	4,330,613	168,763,989
Food Products — 6.4%
Campbell Soup Co.	498,409	25,259,368
ConAgra Foods, Inc.	2,385,309	96,628,868
Danone SA	255,920	16,185,398
General Mills, Inc.	837,815	47,026,556
J.M. Smucker Co. (The)	651,138	74,288,334
Kellogg Co.	1,081,465	71,971,496
Mondelez International, Inc., Class A	1,428,542	59,813,053
		391,173,073
Gas Utilities — 2.2%
Atmos Energy Corp.	1,021,749	59,445,357
Laclede Group, Inc. (The)	1,439,653	78,504,278
		137,949,635
Health Care Equipment and Supplies — 3.4%
Becton Dickinson and Co.	255,846	33,940,531
Boston Scientific Corp.(2)	3,861,217	63,362,571
Zimmer Biomet Holdings, Inc.	1,208,726	113,535,633
		210,838,735
Health Care Providers and Services — 3.6%
Cardinal Health, Inc.	237,273	18,227,312
Express Scripts Holding Co.(2)	225,288	18,239,316
LifePoint Health, Inc.(2)	1,575,333	111,691,110
Quest Diagnostics, Inc.	1,199,336	73,723,184
		221,880,922
Hotels, Restaurants and Leisure — 0.5%
Carnival Corp.	644,616	32,037,415
Household Durables — 1.1%
PulteGroup, Inc.	2,168,166	40,913,292
Toll Brothers, Inc.(2)	763,486	26,141,761
		67,055,053

8

	Shares	Value
Industrial Conglomerates — 1.3%
Koninklijke Philips NV	3,344,627	$78,865,481
Insurance — 7.5%
ACE Ltd.	746,689	77,207,643
Aflac, Inc.	510,419	29,670,656
Allstate Corp. (The)	366,091	21,321,140
Brown & Brown, Inc.	1,371,561	42,477,244
Chubb Corp. (The)	303,953	37,279,835
HCC Insurance Holdings, Inc.	200,177	15,507,712
MetLife, Inc.	616,319	29,059,441
ProAssurance Corp.	688,181	33,769,042
Reinsurance Group of America, Inc.	706,797	64,028,740
Torchmark Corp.	476,899	26,897,104
Travelers Cos., Inc. (The)	293,210	29,183,191
Unum Group	1,734,358	55,638,205
		462,039,953
Leisure Products — 0.9%
Mattel, Inc.	2,695,051	56,757,774
Machinery — 1.3%
Oshkosh Corp.	823,385	29,913,577
Parker-Hannifin Corp.	261,207	25,415,441
Pentair plc	433,315	22,116,398
		77,445,416
Media — 0.7%
Markit Ltd.(2)	1,576,950	45,731,550
Metals and Mining — 0.9%
Nucor Corp.	1,422,878	53,429,069
Multi-Utilities — 2.7%
Ameren Corp.	807,563	34,135,688
Consolidated Edison, Inc.	628,336	42,004,262
NorthWestern Corp.	601,733	32,391,287
PG&E Corp.	1,056,613	55,789,166
		164,320,403
Multiline Retail — 0.4%
Target Corp.	340,443	26,779,246

Oil, Gas and Consumable Fuels — 8.5%
Anadarko Petroleum Corp.	547,967	33,091,727
Cimarex Energy Co.	617,396	63,270,742
Devon Energy Corp.	1,562,180	57,941,256
EQT Corp.	1,143,584	74,069,936
Imperial Oil Ltd.	4,001,345	126,771,725
Noble Energy, Inc.	2,791,991	84,262,288
Occidental Petroleum Corp.	1,297,996	85,862,436
		525,270,110
Real Estate Investment Trusts (REITs) — 4.8%
Boston Properties, Inc.	193,509	22,911,466
Corrections Corp. of America	2,007,043	59,288,050
Empire State Realty Trust, Inc.	1,434,716	24,433,213
Host Hotels & Resorts, Inc.	1,758,537	27,802,470

9

	Shares	Value
Piedmont Office Realty Trust, Inc., Class A	3,687,317	$65,966,101
Weyerhaeuser Co.	3,495,443	95,565,412
		295,966,712
Road and Rail — 1.0%
Heartland Express, Inc.	3,138,321	62,578,121
Semiconductors and Semiconductor Equipment — 5.1%
Applied Materials, Inc.	5,261,198	77,286,999
Lam Research Corp.	1,048,943	68,527,446
Maxim Integrated Products, Inc.	1,625,487	54,291,266
Microchip Technology, Inc.	1,409,004	60,713,982
Teradyne, Inc.	2,851,742	51,359,873
		312,179,566
Specialty Retail — 2.5%
Advance Auto Parts, Inc.	285,295	54,071,961
Bed Bath & Beyond, Inc.(2)	535,516	30,535,122
CST Brands, Inc.	1,393,019	46,889,020
Lowe's Cos., Inc.	320,002	22,054,538
		153,550,641
Technology Hardware, Storage and Peripherals — 1.9%
SanDisk Corp.	1,164,286	63,255,659
Western Digital Corp.	696,171	55,303,824
		118,559,483
Textiles, Apparel and Luxury Goods — 0.8%
Ralph Lauren Corp.	416,264	49,185,754
Thrifts and Mortgage Finance — 0.7%
Capitol Federal Financial, Inc.	3,530,013	42,783,758
TOTAL COMMON STOCKS (Cost $5,857,312,936)		6,056,632,759
TEMPORARY CASH INVESTMENTS — 2.0%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.25% - 2.375%, 8/15/24 - 11/15/24, valued at $93,928,475), at 0.01%, dated 9/30/15, due 10/1/15 (Delivery value $92,081,026)		92,081,000
State Street Institutional Liquid Reserves Fund, Premier Class	34,388,128	34,388,128
TOTAL TEMPORARY CASH INVESTMENTS (Cost $126,469,128)		126,469,128
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $5,983,782,064)		6,183,101,887
OTHER ASSETS AND LIABILITIES — (0.3)%		(19,378,893)
TOTAL NET ASSETS — 100.0%		$6,163,722,994

10

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	104,706,755	CAD	139,461,022	JPMorgan Chase Bank N.A.	10/30/15	$217,464
USD	2,738,060	CAD	3,664,155	JPMorgan Chase Bank N.A.	10/30/15	(7,258)
EUR	1,847,547	USD	2,064,005	UBS AG	10/30/15	1,309
USD	79,342,291	EUR	70,967,107	UBS AG	10/30/15	10,409
USD	1,973,635	EUR	1,756,684	UBS AG	10/30/15	9,893
USD	22,013,458	JPY	2,659,709,963	Credit Suisse AG	10/30/15	(164,641)
						$67,176

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)
Affliated Company: Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

(2)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

SEPTEMBER 30, 2015 (UNAUDITED)
Assets
Investment securities - unaffiliated, at value (cost of $5,919,031,515)	$6,120,223,242
Investment securities - affiliated, at value (cost of $64,750,549)	62,878,645
Total investment securities, at value (cost of $5,983,782,064)	6,183,101,887
Foreign currency holdings, at value (cost of $516,227)	499,950
Receivable for investments sold	38,716,850
Receivable for capital shares sold	4,776,195
Unrealized appreciation on forward foreign currency exchange contracts	239,075
Dividends and interest receivable	13,404,170
6,240,738,127

Liabilities
Payable for investments purchased	62,274,852
Payable for capital shares redeemed	9,357,468
Unrealized depreciation on forward foreign currency exchange contracts	171,899
Accrued management fees	4,828,621
Distribution and service fees payable	382,293
77,015,133

Net Assets	$6,163,722,994

Net Assets Consist of:
Capital (par value and paid-in surplus)	$5,486,565,487
Undistributed net investment income	11,665,438
Undistributed net realized gain	466,124,257
Net unrealized appreciation	199,367,812
$6,163,722,994

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$3,372,180,288	218,653,088	$15.42
Institutional Class, $0.01 Par Value	$991,248,416	64,242,662	$15.43
A Class, $0.01 Par Value	$1,271,213,399	82,552,549	$15.40*
C Class, $0.01 Par Value	$81,099,472	5,300,757	$15.30
R Class, $0.01 Par Value	$119,527,304	7,778,585	$15.37
R6 Class, $0.01 Par Value	$328,454,115	21,289,378	$15.43
* Maximum offering price $16.34 (net asset value divided by 0.9425).

See Notes to Financial Statements.

12

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (including $1,013,161 from affiliates and net of foreign taxes withheld of $273,090)	$72,619,932
Interest	18,486
72,638,418

Expenses:
Management fees	31,497,368
Distribution and service fees:
A Class	1,767,527
C Class	417,103
R Class	318,550
Directors' fees and expenses	112,114
Other expenses	1,149
34,113,811
Fees waived	(358,245)
33,755,566

Net investment income (loss)	38,882,852

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $(92,230) from affiliates)	254,874,470
Foreign currency transactions	5,922,859
260,797,329

Change in net unrealized appreciation (depreciation) on:
Investments	(769,820,197)
Translation of assets and liabilities in foreign currencies	(3,372,298)
(773,192,495)

Net realized and unrealized gain (loss)	(512,395,166)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(473,512,314)

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED) AND YEAR ENDED MARCH 31, 2015
Increase (Decrease) in Net Assets	September 30, 2015	March 31, 2015
Operations
Net investment income (loss)	$38,882,852	$65,291,642
Net realized gain (loss)	260,797,329	612,577,453
Change in net unrealized appreciation (depreciation)	(773,192,495)	86,882,674
Net increase (decrease) in net assets resulting from operations	(473,512,314)	764,751,769

Distributions to Shareholders
From net investment income:
Investor Class	(21,371,504)	(37,256,893)
Institutional Class	(7,052,735)	(11,727,859)
A Class	(6,583,050)	(9,032,919)
C Class	(85,361)	(171,139)
R Class	(437,499)	(835,736)
R6 Class	(2,338,896)	(1,610,130)
From net realized gains:
Investor Class	—	(328,624,367)
Institutional Class	—	(88,881,075)
A Class	—	(129,993,613)
C Class	—	(6,378,011)
R Class	—	(11,745,677)
R6 Class	—	(12,874,828)
Decrease in net assets from distributions	(37,869,045)	(639,132,247)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(8,172,525)	1,445,027,845

Net increase (decrease) in net assets	(519,553,884)	1,570,647,367

Net Assets
Beginning of period	6,683,276,878	5,112,629,511
End of period	$6,163,722,994	$6,683,276,878

Undistributed net investment income	$11,665,438	$10,651,631

See Notes to Financial Statements.

14

Notes to Financial Statements

SEPTEMBER 30, 2015 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

15

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

16

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.00% for the Investor Class, A Class, C Class and R Class, 0.80% for the Institutional Class and 0.65% for the R6 Class. During the six months ended September 30, 2015, the investment advisor voluntarily agreed to waive 0.05% of its management fee for assets over $7 billion. The fee waiver is determined by applying a formula that takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of NT Mid Cap Value Fund, one fund in a series issued by the corporation. The investment advisor expects the fee waiver to continue through July 31, 2016, and cannot terminate it without the approval of the Board of Directors. The total amount of the waiver for each class for the six months ended September 30, 2015 was $198,809, $55,698, $76,837, $4,514, $6,908 and $15,479 for the Investor Class, Institutional Class, A Class, C Class, R Class and R6 Class, respectively. The effective annual management fee after waiver for each class for the six months ended September 30, 2015 was 0.99% for the Investor Class, A Class, C Class and R Class, 0.79% for the Institutional Class and 0.64% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

17

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2015 were $2,428,436,532 and $2,399,560,068, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2015		Year ended March 31, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,355,000,000		1,000,000,000
Sold	19,121,258	$315,295,469	47,845,228	$805,464,849
Issued in reinvestment of distributions	1,274,761	20,739,822	21,749,952	357,551,089
Redeemed	(27,516,967)	(454,141,823)	(42,736,259)	(717,011,409)
	(7,120,948)	(118,106,532)	26,858,921	446,004,529
Institutional Class/Shares Authorized	370,000,000		350,000,000
Sold	11,596,214	191,362,254	21,317,473	358,366,290
Issued in reinvestment of distributions	332,912	5,413,021	4,863,510	80,063,695
Redeemed	(8,601,568)	(142,082,554)	(14,945,599)	(251,817,748)
	3,327,558	54,692,721	11,235,384	186,612,237
A Class/Shares Authorized	530,000,000		350,000,000
Sold	12,044,185	198,086,574	52,471,389	867,401,841
Issued in reinvestment of distributions	394,814	6,419,976	8,314,134	136,295,978
Redeemed	(17,692,611)	(291,508,354)	(22,106,527)	(370,969,551)
	(5,253,612)	(87,001,804)	38,678,996	632,728,268
C Class/Shares Authorized	40,000,000		20,000,000
Sold	923,225	15,118,210	1,327,076	22,095,693
Issued in reinvestment of distributions	4,606	74,836	358,656	5,834,066
Redeemed	(423,911)	(6,906,280)	(605,325)	(10,095,709)
	503,920	8,286,766	1,080,407	17,834,050
R Class/Shares Authorized	70,000,000		40,000,000
Sold	1,128,539	18,543,463	2,530,872	42,216,647
Issued in reinvestment of distributions	26,691	433,078	760,719	12,445,520
Redeemed	(1,227,917)	(20,215,541)	(2,210,722)	(36,981,897)
	(72,687)	(1,239,000)	1,080,869	17,680,270
R6 Class/Shares Authorized	90,000,000		50,000,000
Sold	9,842,684	163,289,443	9,299,284	156,315,103
Issued in reinvestment of distributions	144,106	2,338,896	880,443	14,484,958
Redeemed	(1,843,604)	(30,433,015)	(1,593,718)	(26,631,570)
	8,143,186	135,195,324	8,586,009	144,168,491
Net increase (decrease)	(472,583)	$(8,172,525)	87,520,586	$1,445,027,845

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$5,834,810,155	$221,822,604	—
Temporary Cash Investments	34,388,128	92,081,000	—
	$5,869,198,283	$313,903,604	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$239,075	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(171,899)	—

7. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the six months ended September 30, 2015 follows:

Company	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Dividend Income	Ending Value
Westamerica Bancorporation	$49,253,783	$14,168,307	$2,044,370	$(92,230)	$1,013,161	$62,878,645

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8. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $242,865,714.

The value of foreign currency risk derivative instruments as of September 30, 2015, is disclosed on the Statement of Assets and Liabilities as an asset of $239,075 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $171,899 in unrealized depreciation on forward foreign currency exchange contracts. For the six months ended September 30, 2015, the effect of foreign currency risk derivative instruments on the Statement of Operations was $5,806,819 in net realized gain (loss) on foreign currency transactions and $(3,381,013) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2015, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$6,050,995,859
Gross tax appreciation of investments	$584,127,224
Gross tax depreciation of investments	(452,021,196)
Net tax appreciation (depreciation) of investments	$132,106,028

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015(3)	$16.70	0.10	(1.28)	(1.18)	(0.10)	—	(0.10)	$15.42	(7.11)%	1.00%(4)	1.01%(4)	1.21%(4)	1.20%(4)	38%	$3,372,180
2015	$16.35	0.20	1.98	2.18	(0.18)	(1.65)	(1.83)	$16.70	13.62%	1.00%	1.00%	1.16%	1.16%	66%	$3,771,117
2014	$14.53	0.21	2.77	2.98	(0.20)	(0.96)	(1.16)	$16.35	21.02%	1.00%	1.00%	1.34%	1.34%	67%	$3,252,177
2013	$12.86	0.22	2.02	2.24	(0.25)	(0.32)	(0.57)	$14.53	18.11%	1.00%	1.00%	1.69%	1.69%	61%	$2,459,353
2012	$13.13	0.22	0.28	0.50	(0.16)	(0.61)	(0.77)	$12.86	4.48%	1.01%	1.01%	1.80%	1.80%	82%	$1,615,365
2011	$11.41	0.25	1.70	1.95	(0.23)	—	(0.23)	$13.13	17.34%	1.01%	1.01%	2.07%	2.07%	71%	$1,334,230
Institutional Class
2015(3)	$16.71	0.12	(1.29)	(1.17)	(0.11)	—	(0.11)	$15.43	(7.02)%	0.80%(4)	0.81%(4)	1.41%(4)	1.40%(4)	38%	$991,248
2015	$16.36	0.23	1.99	2.22	(0.22)	(1.65)	(1.87)	$16.71	13.83%	0.80%	0.80%	1.36%	1.36%	66%	$1,017,915
2014	$14.53	0.24	2.78	3.02	(0.23)	(0.96)	(1.19)	$16.36	21.33%	0.80%	0.80%	1.54%	1.54%	67%	$812,521
2013	$12.86	0.25	2.02	2.27	(0.28)	(0.32)	(0.60)	$14.53	18.34%	0.80%	0.80%	1.89%	1.89%	61%	$421,877
2012	$13.14	0.25	0.27	0.52	(0.19)	(0.61)	(0.80)	$12.86	4.60%	0.81%	0.81%	2.00%	2.00%	82%	$262,032
2011	$11.41	0.28	1.70	1.98	(0.25)	—	(0.25)	$13.14	17.66%	0.81%	0.81%	2.27%	2.27%	71%	$170,182

21

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2015(3)	$16.68	0.08	(1.28)	(1.20)	(0.08)	—	(0.08)	$15.40	(7.24)%	1.25%(4)	1.26%(4)	0.96%(4)	0.95%(4)	38%	$1,271,213
2015	$16.33	0.15	2.00	2.15	(0.15)	(1.65)	(1.80)	$16.68	13.40%	1.25%	1.25%	0.91%	0.91%	66%	$1,464,424
2014	$14.52	0.17	2.76	2.93	(0.16)	(0.96)	(1.12)	$16.33	20.71%	1.25%	1.25%	1.09%	1.09%	67%	$802,480
2013	$12.86	0.19	2.01	2.20	(0.22)	(0.32)	(0.54)	$14.52	17.83%	1.25%	1.25%	1.44%	1.44%	61%	$488,491
2012	$13.13	0.19	0.29	0.48	(0.14)	(0.61)	(0.75)	$12.86	4.19%	1.26%	1.26%	1.55%	1.55%	82%	$316,497
2011	$11.41	0.21	1.71	1.92	(0.20)	—	(0.20)	$13.13	17.05%	1.26%	1.26%	1.82%	1.82%	71%	$215,813
C Class
2015(3)	$16.57	0.02	(1.27)	(1.25)	(0.02)	—	(0.02)	$15.30	(7.57)%	2.00%(4)	2.01%(4)	0.21%(4)	0.20%(4)	38%	$81,099
2015	$16.26	0.03	1.97	2.00	(0.04)	(1.65)	(1.69)	$16.57	12.53%	2.00%	2.00%	0.16%	0.16%	66%	$79,490
2014	$14.49	0.05	2.75	2.80	(0.07)	(0.96)	(1.03)	$16.26	19.75%	2.00%	2.00%	0.34%	0.34%	67%	$60,443
2013	$12.84	0.09	2.02	2.11	(0.14)	(0.32)	(0.46)	$14.49	16.96%	2.00%	2.00%	0.69%	0.69%	61%	$31,407
2012	$13.14	0.11	0.27	0.38	(0.07)	(0.61)	(0.68)	$12.84	3.41%	2.01%	2.01%	0.80%	0.80%	82%	$15,242
2011	$11.42	0.13	1.71	1.84	(0.12)	—	(0.12)	$13.14	16.24%	2.01%	2.01%	1.07%	1.07%	71%	$5,989

22

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2015(3)	$16.64	0.06	(1.27)	(1.21)	(0.06)	—	(0.06)	$15.37	(7.31)%	1.50%(4)	1.51%(4)	0.71%(4)	0.70%(4)	38%	$119,527
2015	$16.31	0.11	1.98	2.09	(0.11)	(1.65)	(1.76)	$16.64	13.07%	1.50%	1.50%	0.66%	0.66%	66%	$130,669
2014	$14.51	0.13	2.76	2.89	(0.13)	(0.96)	(1.09)	$16.31	20.41%	1.50%	1.50%	0.84%	0.84%	67%	$110,440
2013	$12.85	0.15	2.02	2.17	(0.19)	(0.32)	(0.51)	$14.51	17.49%	1.50%	1.50%	1.19%	1.19%	61%	$73,023
2012	$13.14	0.16	0.28	0.44	(0.12)	(0.61)	(0.73)	$12.85	3.91%	1.51%	1.51%	1.30%	1.30%	82%	$50,444
2011	$11.41	0.19	1.71	1.90	(0.17)	—	(0.17)	$13.14	16.85%	1.51%	1.51%	1.57%	1.57%	71%	$40,933
R6 Class
2015(3)	$16.71	0.13	(1.28)	(1.15)	(0.13)	—	(0.13)	$15.43	(6.95)%	0.65%(4)	0.66%(4)	1.56%(4)	1.55%(4)	38%	$328,454
2015	$16.35	0.26	1.99	2.25	(0.24)	(1.65)	(1.89)	$16.71	14.07%	0.65%	0.65%	1.51%	1.51%	66%	$219,661
2014(5)	$15.66	0.20	1.61	1.81	(0.16)	(0.96)	(1.12)	$16.35	12.01%	0.65%(4)	0.65%(4)	1.83%(4)	1.83%(4)	67%(6)	$74,570

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Six months ended September 30, 2015 (unaudited).

(4)	Annualized.

(5)	July 26, 2013 (commencement of sale) through March 31, 2014.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.
See Notes to Financial Statements.

23

Approval of Management Agreement

At a meeting held on June 30, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments to intermediaries by the Fund and the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the

24

Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one- and ten-year periods and slightly below its benchmark for the three- and five-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading

25

activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board and the Advisor agreed to a reduction of the Fund's annual unified management fee of 0.05% for strategy assets over $7 billion for at least one year, beginning August 1, 2015. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

26

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

27

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-87379 1511

SEMIANNUAL REPORT	SEPTEMBER 30, 2015

NT Large Company Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of September 30, 2015
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLLX	-9.97%	-5.09%	11.80%	4.39%	5/12/06
Russell 1000 Value Index	—	-8.30%	-4.42%	12.28%	5.14%	—
S&P 500 Index	—	-6.18%	-0.61%	13.33%	6.56%	—
R6 Class	ACDLX	-9.91%	-4.96%	—	4.47%	7/26/13

(1)	Total returns for periods less than one year are not annualized.

Total Annual Fund Operating Expenses
Institutional Class	R6 Class
0.64%	0.49%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Fund Characteristics

SEPTEMBER 30, 2015
Top Ten Holdings	% of net assets
JPMorgan Chase & Co.	3.7%
Wells Fargo & Co.	3.6%
Pfizer, Inc.	2.8%
Cisco Systems, Inc.	2.6%
Oracle Corp.	2.5%
Total SA ADR	2.4%
Bank of America Corp.	2.4%
Honeywell International, Inc.	2.2%
Medtronic plc	2.1%
Ingersoll-Rand plc	2.1%

Top Five Industries	% of net assets
Banks	14.1%
Oil, Gas and Consumable Fuels	10.6%
Pharmaceuticals	7.6%
Aerospace and Defense	5.8%
Capital Markets	5.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.9%
Exchange-Traded Funds	1.2%
Total Equity Exposure	99.1%
Temporary Cash Investments	2.3%
Other Assets and Liabilities	(1.4)%

3

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2015 to September 30, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expenses Paid During Period(1) 4/1/15 - 9/30/15	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$900.30	$3.04	0.64%
R6 Class	$1,000	$900.90	$2.33	0.49%
Hypothetical
Institutional Class	$1,000	$1,021.80	$3.23	0.64%
R6 Class	$1,000	$1,022.55	$2.48	0.49%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

4

Schedule of Investments

SEPTEMBER 30, 2015 (UNAUDITED)

	Shares	Value
COMMON STOCKS — 97.9%
Aerospace and Defense — 5.8%
Honeywell International, Inc.	342,800	$32,459,732
Huntington Ingalls Industries, Inc.	121,400	13,008,010
Raytheon Co.	133,300	14,564,358
United Technologies Corp.	294,300	26,189,757
		86,221,857
Auto Components — 2.2%
BorgWarner, Inc.	236,800	9,848,512
Delphi Automotive plc	307,900	23,412,716
		33,261,228
Automobiles — 1.6%
Ford Motor Co.	918,400	12,462,688
Harley-Davidson, Inc.	210,100	11,534,490
		23,997,178
Banks — 14.1%
Bank of America Corp.	2,296,200	35,774,796
JPMorgan Chase & Co.	895,300	54,586,441
KeyCorp	974,100	12,673,041
PNC Financial Services Group, Inc. (The)	248,900	22,201,880
U.S. Bancorp	759,500	31,147,095
Wells Fargo & Co.	1,028,000	52,787,800
		209,171,053
Biotechnology — 0.8%
Amgen, Inc.	83,500	11,549,720
Capital Markets — 5.5%
Ameriprise Financial, Inc.	210,200	22,939,126
BlackRock, Inc.	46,600	13,862,102
Goldman Sachs Group, Inc. (The)	116,300	20,208,288
Invesco Ltd.	795,500	24,843,465
		81,852,981
Chemicals — 1.7%
Dow Chemical Co. (The)	344,200	14,594,080
LyondellBasell Industries NV, Class A	121,400	10,119,904
		24,713,984
Communications Equipment — 2.6%
Cisco Systems, Inc.	1,486,600	39,023,250
Consumer Finance — 2.7%
Capital One Financial Corp.	276,700	20,066,284
Discover Financial Services	372,900	19,387,071
		39,453,355
Containers and Packaging — 0.6%
WestRock Co.	183,500	9,439,240

5

	Shares	Value
Diversified Financial Services — 0.9%
Berkshire Hathaway, Inc., Class B(1)	102,900	$13,418,160
Electric Utilities — 2.2%
PPL Corp.	463,500	15,244,515
Westar Energy, Inc.	179,200	6,888,448
Xcel Energy, Inc.	282,300	9,996,243
		32,129,206
Electrical Equipment — 1.7%
Eaton Corp. plc	484,700	24,865,110
Energy Equipment and Services — 2.7%
Baker Hughes, Inc.	195,800	10,189,432
Halliburton Co.	562,500	19,884,375
Oceaneering International, Inc.	267,400	10,503,472
		40,577,279
Food and Staples Retailing — 2.1%
CVS Health Corp.	201,400	19,431,072
Sysco Corp.	319,100	12,435,327
		31,866,399
Food Products — 0.8%
Hershey Co. (The)	122,300	11,236,924
Health Care Equipment and Supplies — 3.6%
Medtronic plc	475,600	31,836,664
Zimmer Biomet Holdings, Inc.	222,800	20,927,604
		52,764,268
Health Care Providers and Services — 3.8%
Anthem, Inc.	123,600	17,304,000
HCA Holdings, Inc.(1)	225,400	17,436,944
Laboratory Corp. of America Holdings(1)	105,400	11,432,738
McKesson Corp.	59,000	10,916,770
		57,090,452
Hotels, Restaurants and Leisure — 0.8%
Marriott International, Inc., Class A	172,100	11,737,220
Household Durables — 1.5%
Whirlpool Corp.	154,800	22,795,848
Insurance — 5.4%
Allstate Corp. (The)	188,100	10,954,944
American International Group, Inc.	345,900	19,654,038
MetLife, Inc.	416,500	19,637,975
Principal Financial Group, Inc.	126,900	6,007,446
Prudential Financial, Inc.	206,700	15,752,607
Travelers Cos., Inc. (The)	85,800	8,539,674
		80,546,684
Machinery — 3.0%
Ingersoll-Rand plc	617,500	31,350,475
Stanley Black & Decker, Inc.	134,700	13,063,206
		44,413,681

6

	Shares	Value
Media — 2.3%
AMC Networks, Inc.(1)	165,100	$12,080,367
Time Warner, Inc.	322,100	22,144,375
		34,224,742
Multiline Retail — 0.6%
Macy's, Inc.	185,200	9,504,464
Oil, Gas and Consumable Fuels — 10.6%
Apache Corp.	76,300	2,987,908
Chevron Corp.	302,600	23,869,088
Exxon Mobil Corp.	304,400	22,632,140
Imperial Oil Ltd.	803,300	25,450,374
Oasis Petroleum, Inc.(1)	718,700	6,238,316
Occidental Petroleum Corp.	363,300	24,032,295
Total SA ADR	813,600	36,376,056
Valero Energy Corp.	273,500	16,437,350
		158,023,527
Pharmaceuticals — 7.6%
Allergan plc(1)	87,300	23,729,013
Johnson & Johnson	249,400	23,281,490
Merck & Co., Inc.	497,900	24,591,281
Pfizer, Inc.	1,321,800	41,517,738
		113,119,522
Real Estate Investment Trusts (REITs) — 0.8%
Brixmor Property Group, Inc.	518,300	12,169,684
Semiconductors and Semiconductor Equipment — 3.4%
Applied Materials, Inc.	1,535,200	22,552,088
Microchip Technology, Inc.	361,100	15,559,799
NXP Semiconductors NV(1)	91,600	7,975,612
ON Semiconductor Corp.(1)	513,000	4,822,200
		50,909,699
Software — 4.1%
Electronic Arts, Inc.(1)	337,700	22,879,175
Oracle Corp.	1,033,200	37,319,184
		60,198,359
Specialty Retail — 1.4%
Lowe's Cos., Inc.	300,900	20,738,028
Technology Hardware, Storage and Peripherals — 1.0%
Western Digital Corp.	176,700	14,037,048
TOTAL COMMON STOCKS (Cost $1,361,619,369)		1,455,050,150
EXCHANGE-TRADED FUNDS — 1.2%
iShares Russell 1000 Value ETF (Cost $18,192,504)	196,000	18,282,880
TEMPORARY CASH INVESTMENTS — 2.3%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.00%, 2/15/25, valued at $25,733,138), at 0.01%, dated 9/30/15, due 10/1/15 (Delivery value $25,226,007)		25,226,000

7

	Shares	Value
State Street Institutional Liquid Reserves Fund, Premier Class	9,422,373	$9,422,373
TOTAL TEMPORARY CASH INVESTMENTS (Cost $34,648,373)		34,648,373
TOTAL INVESTMENT SECURITIES — 101.4% (Cost $1,414,460,246)		1,507,981,403
OTHER ASSETS AND LIABILITIES — (1.4)%		(21,027,444)
TOTAL NET ASSETS — 100.0%		$1,486,953,959

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	17,243,995	CAD	22,967,622	JPMorgan Chase Bank N.A.	10/30/15	$35,814
EUR	1,020,017	USD	1,147,937	UBS AG	10/30/15	(7,693)
USD	27,257,870	EUR	24,380,594	UBS AG	10/30/15	3,576
						$31,697

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
USD	-	United States Dollar

(1)	Non-income producing.
See Notes to Financial Statements.

8

Statement of Assets and Liabilities

SEPTEMBER 30, 2015 (UNAUDITED)
Assets
Investment securities, at value (cost of $1,414,460,246)	$1,507,981,403
Cash	170,955
Foreign currency holdings, at value (cost of $54,652)	54,501
Receivable for investments sold	3,881,996
Receivable for capital shares sold	21,375
Unrealized appreciation on forward foreign currency exchange contracts	39,390
Dividends and interest receivable	2,301,640
1,514,451,260

Liabilities
Payable for investments purchased	26,716,256
Unrealized depreciation on forward foreign currency exchange contracts	7,693
Accrued management fees	773,352
27,497,301

Net Assets	$1,486,953,959

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,266,511,442
Undistributed net investment income	1,817,105
Undistributed net realized gain	125,072,744
Net unrealized appreciation	93,552,668
$1,486,953,959

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Institutional Class, $0.01 Par Value	$1,410,424,887	127,520,076	$11.06
R6 Class, $0.01 Par Value	$76,529,072	6,917,362	$11.06

See Notes to Financial Statements.

9

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $240,659)	$15,965,100
Interest	2,546
15,967,646

Expenses:
Management fees	4,842,084
Directors' fees and expenses	25,728
4,867,812

Net investment income (loss)	11,099,834

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	54,432,461
Futures contract transactions	140,977
Foreign currency transactions	297,142
54,870,580

Change in net unrealized appreciation (depreciation) on:
Investments	(222,208,824)
Futures contracts	(31,023)
Translation of assets and liabilities in foreign currencies	(456,155)
(222,696,002)

Net realized and unrealized gain (loss)	(167,825,422)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(156,725,588)
See Notes to Financial Statements.

10

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED) AND YEAR ENDED MARCH 31, 2015
Increase (Decrease) in Net Assets	September 30, 2015	March 31, 2015
Operations
Net investment income (loss)	$11,099,834	$22,299,199
Net realized gain (loss)	54,870,580	173,358,088
Change in net unrealized appreciation (depreciation)	(222,696,002)	(34,839,783)
Net increase (decrease) in net assets resulting from operations	(156,725,588)	160,817,504

Distributions to Shareholders
From net investment income:
Institutional Class	(11,082,431)	(20,503,969)
R6 Class	(617,530)	(639,472)
From net realized gains:
Institutional Class	—	(105,699,397)
R6 Class	—	(3,167,409)
Decrease in net assets from distributions	(11,699,961)	(130,010,247)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	203,248,275	79,600,811

Net increase (decrease) in net assets	34,822,726	110,408,068

Net Assets
Beginning of period	1,452,131,233	1,341,723,165
End of period	$1,486,953,959	$1,452,131,233

Undistributed net investment income	$1,817,105	$2,417,232

See Notes to Financial Statements.

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Notes to Financial Statements

SEPTEMBER 30, 2015 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

The fund offers the Institutional Class and the R6 Class, which have different fees and expenses. The difference in the fee structures between the classes is not the result of any difference in advisory or custodial fees or other expenses related to management of the fund’s assets, which do not vary by class. The fund’s R6 Class shares are available for purchase exclusively by certain American Century Investments funds of funds that are offered only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Because financial intermediaries do not receive any service, distribution or administrative fees for offering such funds of funds, American Century Investment Management, Inc. (ACIM) (the investment advisor) is able to charge the R6 Class a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

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If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination

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by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of Large Company Value Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 0.50% to 0.70% for the Institutional Class and 0.35% to 0.55% for the R6 Class. The effective annual management fee for each class for the six months ended September 30, 2015 was 0.64% for the Institutional Class and 0.49% for the R6 Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2015 were $583,628,228 and $373,276,424, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2015		Year ended March 31, 2015
	Shares	Amount	Shares	Amount
Institutional Class/Shares Authorized	700,000,000		500,000,000
Sold	16,560,161	$196,957,558	21,882,704	$266,961,883
Issued in reinvestment of distributions	924,276	11,082,431	10,198,049	126,203,366
Redeemed	(2,400,069)	(29,893,029)	(28,455,605)	(356,182,291)
	15,084,368	178,146,960	3,625,148	36,982,958
R6 Class/Shares Authorized	50,000,000		20,000,000
Sold	2,626,071	31,983,751	4,384,819	53,708,520
Issued in reinvestment of distributions	51,591	617,530	307,590	3,806,881
Redeemed	(638,894)	(7,499,966)	(1,190,945)	(14,897,548)
	2,038,768	25,101,315	3,501,464	42,617,853
Net increase (decrease)	17,123,136	$203,248,275	7,126,612	$79,600,811

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,429,599,776	$25,450,374	—
Exchange-Traded Funds	18,282,880	—	—
Temporary Cash Investments	9,422,373	25,226,000	—
	$1,457,305,029	$50,676,374	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$39,390	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(7,693)	—

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7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $46,076,786.

Value of Derivative Instruments as of September 30, 2015
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	$39,390	Unrealized depreciation on forward foreign currency exchange contracts	$7,693

Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended September 30, 2015
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$140,977	Change in net unrealized appreciation (depreciation) on futures contracts	$(31,023)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	328,569	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(471,118)
		$469,546		$(502,141)

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8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2015, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$1,429,088,163
Gross tax appreciation of investments	$181,142,888
Gross tax depreciation of investments	(102,249,648)
Net tax appreciation (depreciation) of investments	$78,893,240

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

17

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2015(3)	$12.38	0.09	(1.32)	(1.23)	(0.09)	—	(0.09)	$11.06	(9.97)%	0.64%(4)	1.45%(4)	25%	$1,410,425
2015	$12.18	0.19	1.14	1.33	(0.18)	(0.95)	(1.13)	$12.38	11.01%	0.64%	1.52%	68%	$1,391,730
2014	$10.45	0.21	2.03	2.24	(0.20)	(0.31)	(0.51)	$12.18	21.75%	0.65%	1.81%	35%	$1,324,951
2013	$9.31	0.19	1.25	1.44	(0.19)	(0.11)	(0.30)	$10.45	15.87%	0.67%	2.03%	37%	$941,901
2012	$8.86	0.17	0.44	0.61	(0.16)	—	(0.16)	$9.31	7.07%	0.67%	2.02%	47%	$668,644
2011	$8.02	0.14	0.83	0.97	(0.13)	—	(0.13)	$8.86	12.24%	0.66%	1.70%	38%	$481,887
R6 Class
2015(3)	$12.38	0.10	(1.32)	(1.22)	(0.10)	—	(0.10)	$11.06	(9.91)%	0.49%(4)	1.60%(4)	25%	$76,529
2015	$12.18	0.21	1.14	1.35	(0.20)	(0.95)	(1.15)	$12.38	11.17%	0.49%	1.67%	68%	$60,401
2014(5)	$11.54	0.15	0.96	1.11	(0.16)	(0.31)	(0.47)	$12.18	9.83%	0.50%(4)	1.93%(4)	35%(6)	$16,772

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Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Six months ended September 30, 2015 (unaudited).

(4)	Annualized.

(5)	July 26, 2013 (commencement of sale) through March 31, 2014.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.
See Notes to Financial Statements.

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Approval of Management Agreement

At a meeting held on June 30, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments to intermediaries by the Fund and the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the

20

Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year period and slightly below its benchmark for the three- and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to

21

other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

22

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

23

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

24

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-87398 1511

SEMIANNUAL REPORT	SEPTEMBER 30, 2015

NT Mid Cap Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of September 30, 2015
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLMX	-7.07%	0.82%	13.18%	8.65%	5/12/06
Russell Midcap Value Index	—	-9.84%	-2.07%	13.15%	6.92%	—
R6 Class	ACDSX	-6.93%	0.97%	—	8.24%	7/26/13

(1)	Total returns for periods less than one year are not annualized.

Total Annual Fund Operating Expenses
Institutional Class	R6 Class
0.81%	0.66%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Fund Characteristics

SEPTEMBER 30, 2015
Top Ten Holdings	% of net assets
Republic Services, Inc.	3.0%
Northern Trust Corp.	2.8%
Sysco Corp.	2.7%
Imperial Oil Ltd.	2.1%
Zimmer Biomet Holdings, Inc.	1.8%
LifePoint Health, Inc.	1.8%
Cameron International Corp.	1.7%
ConAgra Foods, Inc.	1.6%
Weyerhaeuser Co.	1.6%
Edison International	1.5%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	8.5%
Banks	7.8%
Insurance	7.5%
Food Products	6.4%
Commercial Services and Supplies	5.9%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.1%
Temporary Cash Investments	2.2%
Other Assets and Liabilities	(0.3)%

3

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2015 to September 30, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expenses Paid During Period(1)4/1/15 - 9/30/15	Annualized Expense Ratio(1)
Actual
Institutional Class (after waiver)	$1,000	$929.30	$3.81	0.79%
Institutional Class (before waiver)	$1,000	$929.30(2)	$3.86	0.80%
R6 Class (after waiver)	$1,000	$930.70	$3.09	0.64%
R6 Class (before waiver)	$1,000	$930.70(2)	$3.14	0.65%
Hypothetical
Institutional Class (after waiver)	$1,000	$1,021.05	$3.99	0.79%
Institutional Class (before waiver)	$1,000	$1,021.00	$4.04	0.80%
R6 Class (after waiver)	$1,000	$1,021.80	$3.23	0.64%
R6 Class (before waiver)	$1,000	$1,021.75	$3.29	0.65%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

4

Schedule of Investments

SEPTEMBER 30, 2015 (UNAUDITED)

	Shares	Value
COMMON STOCKS — 98.1%
Aerospace and Defense — 1.1%
L-3 Communications Holdings, Inc.	43,429	$4,539,199
Textron, Inc.	119,596	4,501,594
		9,040,793
Automobiles — 1.1%
Honda Motor Co., Ltd. ADR	158,294	4,732,991
Thor Industries, Inc.	85,739	4,441,280
		9,174,271
Banks — 7.8%
Bank of Hawaii Corp.	85,771	5,445,601
BB&T Corp.	156,992	5,588,915
BOK Financial Corp.	70,650	4,571,762
Comerica, Inc.	107,021	4,398,563
Commerce Bancshares, Inc.	199,208	9,075,917
Cullen / Frost Bankers, Inc.	65,787	4,182,737
M&T Bank Corp.	74,961	9,141,494
PNC Financial Services Group, Inc. (The)	77,923	6,950,732
SunTrust Banks, Inc.	138,660	5,302,358
Westamerica Bancorporation	183,580	8,158,295
		62,816,374
Capital Markets — 5.4%
Franklin Resources, Inc.	140,352	5,229,516
LPL Financial Holdings, Inc.	151,375	6,020,184
Northern Trust Corp.	323,207	22,029,789
State Street Corp.	78,991	5,308,985
T. Rowe Price Group, Inc.	70,141	4,874,799
		43,463,273
Chemicals — 0.7%
Mosaic Co. (The)	178,461	5,551,922
Commercial Services and Supplies — 5.9%
ADT Corp. (The)	243,456	7,279,334
Clean Harbors, Inc.(1)	137,005	6,024,110
Republic Services, Inc.	578,451	23,832,181
Tyco International plc	292,908	9,800,702
		46,936,327
Communications Equipment — 0.4%
Harris Corp.	37,854	2,769,020
Containers and Packaging — 1.3%
Bemis Co., Inc.	93,874	3,714,594
Sonoco Products Co.	171,906	6,487,733
		10,202,327

5

	Shares	Value
Diversified Telecommunication Services — 1.5%
CenturyLink, Inc.	361,889	$9,090,652
Level 3 Communications, Inc.(1)	74,061	3,235,725
		12,326,377
Electric Utilities — 5.5%
Edison International	195,310	12,318,202
Great Plains Energy, Inc.	274,460	7,415,909
OGE Energy Corp.	115,817	3,168,753
Westar Energy, Inc.	280,588	10,785,803
Xcel Energy, Inc.	296,994	10,516,557
		44,205,224
Electrical Equipment — 1.4%
Emerson Electric Co.	260,716	11,515,826
Electronic Equipment, Instruments and Components — 2.0%
Keysight Technologies, Inc.(1)	272,689	8,409,729
TE Connectivity Ltd.	126,876	7,598,603
		16,008,332
Energy Equipment and Services — 3.1%
Cameron International Corp.(1)	215,740	13,229,177
FMC Technologies, Inc.(1)	165,604	5,133,724
Helmerich & Payne, Inc.	132,342	6,254,483
		24,617,384
Food and Staples Retailing — 2.7%
Sysco Corp.	561,883	21,896,581
Food Products — 6.4%
Campbell Soup Co.	66,255	3,357,803
ConAgra Foods, Inc.	309,985	12,557,492
Danone SA	33,222	2,101,091
General Mills, Inc.	108,761	6,104,755
J.M. Smucker Co. (The)	84,527	9,643,686
Kellogg Co.	140,618	9,358,128
Mondelez International, Inc., Class A	185,689	7,774,799
		50,897,754
Gas Utilities — 2.2%
Atmos Energy Corp.	132,907	7,732,529
Laclede Group, Inc. (The)	186,896	10,191,439
		17,923,968
Health Care Equipment and Supplies — 3.4%
Becton Dickinson and Co.	33,256	4,411,741
Boston Scientific Corp.(1)	501,662	8,232,273
Zimmer Biomet Holdings, Inc.	156,917	14,739,214
		27,383,228
Health Care Providers and Services — 3.6%
Cardinal Health, Inc.	30,611	2,351,537
Express Scripts Holding Co.(1)	29,418	2,381,681
LifePoint Health, Inc.(1)	204,770	14,518,193

6

	Shares	Value
Quest Diagnostics, Inc.	155,896	$9,582,927
		28,834,338
Hotels, Restaurants and Leisure — 0.5%
Carnival Corp.	83,502	4,150,049
Household Durables — 1.1%
PulteGroup, Inc.	277,601	5,238,331
Toll Brothers, Inc.(1)	100,659	3,446,564
		8,684,895
Industrial Conglomerates — 1.3%
Koninklijke Philips NV	434,545	10,246,464
Insurance — 7.5%
ACE Ltd.	96,085	9,935,189
Aflac, Inc.	66,447	3,862,564
Allstate Corp. (The)	47,207	2,749,336
Brown & Brown, Inc.	176,800	5,475,496
Chubb Corp. (The)	39,501	4,844,798
HCC Insurance Holdings, Inc.	25,807	1,999,268
MetLife, Inc.	79,840	3,764,456
ProAssurance Corp.	89,090	4,371,646
Reinsurance Group of America, Inc.	91,499	8,288,895
Torchmark Corp.	62,369	3,517,612
Travelers Cos., Inc. (The)	38,346	3,816,577
Unum Group	224,825	7,212,386
		59,838,223
Leisure Products — 0.9%
Mattel, Inc.	349,857	7,367,988
Machinery — 1.3%
Oshkosh Corp.	108,783	3,952,087
Parker-Hannifin Corp.	33,131	3,223,646
Pentair plc	57,178	2,918,365
		10,094,098
Media — 0.8%
Markit Ltd.(1)	207,324	6,012,396
Metals and Mining — 0.9%
Nucor Corp.	184,685	6,934,922
Multi-Utilities — 2.7%
Ameren Corp.	104,684	4,424,993
Consolidated Edison, Inc.	81,397	5,441,390
NorthWestern Corp.	78,216	4,210,367
PG&E Corp.	136,188	7,190,726
		21,267,476
Multiline Retail — 0.4%
Target Corp.	43,779	3,443,656
Oil, Gas and Consumable Fuels — 8.5%
Anadarko Petroleum Corp.	71,191	4,299,224
Cimarex Energy Co.	79,465	8,143,573

7

	Shares	Value
Devon Energy Corp.	203,060	$7,531,495
EQT Corp.	148,461	9,615,819
Imperial Oil Ltd.	519,433	16,456,821
Noble Energy, Inc.	362,733	10,947,282
Occidental Petroleum Corp.	167,351	11,070,269
		68,064,483
Real Estate Investment Trusts (REITs) — 4.8%
Boston Properties, Inc.	24,466	2,896,774
Corrections Corp. of America	262,480	7,753,659
Empire State Realty Trust, Inc.	186,492	3,175,959
Host Hotels & Resorts, Inc.	228,584	3,613,913
Piedmont Office Realty Trust, Inc., Class A	477,616	8,544,550
Weyerhaeuser Co.	454,355	12,422,066
		38,406,921
Road and Rail — 1.0%
Heartland Express, Inc.	403,918	8,054,125
Semiconductors and Semiconductor Equipment — 5.0%
Applied Materials, Inc.	678,605	9,968,707
Lam Research Corp.	135,032	8,821,640
Maxim Integrated Products, Inc.	209,599	7,000,607
Microchip Technology, Inc.	182,356	7,857,720
Teradyne, Inc.	369,975	6,663,250
		40,311,924
Specialty Retail — 2.5%
Advance Auto Parts, Inc.	37,037	7,019,623
Bed Bath & Beyond, Inc.(1)	69,609	3,969,105
CST Brands, Inc.	179,005	6,025,308
Lowe's Cos., Inc.	41,309	2,847,016
		19,861,052
Technology Hardware, Storage and Peripherals — 1.9%
SanDisk Corp.	151,131	8,210,947
Western Digital Corp.	90,377	7,179,549
		15,390,496
Textiles, Apparel and Luxury Goods — 0.8%
Ralph Lauren Corp.	54,126	6,395,529
Thrifts and Mortgage Finance — 0.7%
Capitol Federal Financial, Inc.	458,185	5,553,202
TOTAL COMMON STOCKS (Cost $764,043,468)		785,641,218
TEMPORARY CASH INVESTMENTS — 2.2%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 4.375%, 5/15/41, valued at $12,791,244), at 0.01%, dated 9/30/15, due 10/1/15 (Delivery value $12,540,003)		12,540,000
State Street Institutional Liquid Reserves Fund, Premier Class	4,683,782	4,683,782
TOTAL TEMPORARY CASH INVESTMENTS (Cost $17,223,782)		17,223,782
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $781,267,250)		802,865,000
OTHER ASSETS AND LIABILITIES — (0.3)%		(2,034,746)
TOTAL NET ASSETS — 100.0%		$800,830,254

8

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	13,649,761	CAD	18,180,389	JPMorgan Chase Bank N.A.	10/30/15	$28,349
EUR	216,755	USD	242,150	UBS AG	10/30/15	153
USD	10,281,656	EUR	9,196,348	UBS AG	10/30/15	1,349
USD	255,702	EUR	227,594	UBS AG	10/30/15	1,282
USD	2,855,710	JPY	345,032,639	Credit Suisse AG	10/30/15	(21,358)
						$9,775

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

9

Statement of Assets and Liabilities

SEPTEMBER 30, 2015 (UNAUDITED)
Assets
Investment securities, at value (cost of $781,267,250)	$802,865,000
Foreign currency holdings, at value (cost of $24,464)	23,692
Receivable for investments sold	4,878,430
Receivable for capital shares sold	10,125
Unrealized appreciation on forward foreign currency exchange contracts	31,133
Dividends and interest receivable	1,733,688
809,542,068

Liabilities
Payable for investments purchased	8,170,240
Unrealized depreciation on forward foreign currency exchange contracts	21,358
Accrued management fees	520,216
8,711,814

Net Assets	$800,830,254

Net Assets Consist of:
Capital (par value and paid-in surplus)	$730,443,334
Undistributed net investment income	1,627,832
Undistributed net realized gain	47,152,734
Net unrealized appreciation	21,606,354
$800,830,254

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Institutional Class, $0.01 Par Value	$759,102,552	64,179,193	$11.83
R6 Class, $0.01 Par Value	$41,727,702	3,528,699	$11.83

See Notes to Financial Statements.

10

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $34,434)	$9,216,698
Interest	2,658
9,219,356

Expenses:
Management fees	3,315,780
Directors' fees and expenses	14,074
3,329,854
Fees waived	(45,300)
3,284,554

Net investment income (loss)	5,934,802

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	25,094,350
Foreign currency transactions	785,711
25,880,061

Change in net unrealized appreciation (depreciation) on:
Investments	(91,797,461)
Translation of assets and liabilities in foreign currencies	(399,400)
(92,196,861)

Net realized and unrealized gain (loss)	(66,316,800)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(60,381,998)

See Notes to Financial Statements.

11

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED) AND YEAR ENDED MARCH 31, 2015
Increase (Decrease) in Net Assets	September 30, 2015	March 31, 2015
Operations
Net investment income (loss)	$5,934,802	$9,098,462
Net realized gain (loss)	25,880,061	71,375,114
Change in net unrealized appreciation (depreciation)	(92,196,861)	6,353,964
Net increase (decrease) in net assets resulting from operations	(60,381,998)	86,827,540

Distributions to Shareholders
From net investment income:
Institutional Class	(5,495,954)	(8,223,940)
R6 Class	(309,441)	(248,270)
From net realized gains:
Institutional Class	—	(64,721,591)
R6 Class	—	(1,950,906)
Decrease in net assets from distributions	(5,805,395)	(75,144,707)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	71,657,223	179,477,410

Net increase (decrease) in net assets	5,469,830	191,160,243

Net Assets
Beginning of period	795,360,424	604,200,181
End of period	$800,830,254	$795,360,424

Undistributed net investment income	$1,627,832	$1,498,425

See Notes to Financial Statements.

12

Notes to Financial Statements

SEPTEMBER 30, 2015 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

The fund offers the Institutional Class and the R6 Class, which have different fees and expenses. The difference in the fee structures between the classes is not the result of any difference in advisory or custodial fees or other expenses related to management of the fund’s assets, which do not vary by class. The fund’s R6 Class shares are available for purchase exclusively by certain American Century Investments funds of funds that are offered only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Because financial intermediaries do not receive any service, distribution or administrative fees for offering such funds of funds, American Century Investment Management, Inc. (ACIM) (the investment advisor) is able to charge the R6 Class a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

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If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The annual management fee is 0.80% for the Institutional Class and 0.65% for the R6 Class. During the six months ended September 30, 2015, the investment advisor voluntarily agreed to waive 0.05% of its management fee for assets over $7 billion. The fee waiver is determined by applying a formula that takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund also include the assets of Mid Cap Value Fund, one fund in a series issued by the corporation. The investment advisor expects the fee waiver to continue through July 31, 2016, and cannot terminate it without the approval of the Board of Directors. The total amount of the waiver for each class for the six months ended September 30, 2015 was $43,126 for the Institutional Class and $2,174 for the R6 Class. The effective annual management fee after waiver for each class for the six months ended September 30, 2015 was 0.79% for the Institutional Class and 0.64% for the R6 Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2015 were $364,754,952 and $288,828,644, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2015		Year ended March 31, 2015
	Shares	Amount	Shares	Amount
Institutional Class/Shares Authorized	375,000,000		200,000,000
Sold	5,805,511	$73,736,781	9,880,789	$126,528,252
Issued in reinvestment of distributions	440,831	5,495,954	5,774,389	72,945,531
Redeemed	(1,534,089)	(19,595,342)	(3,456,473)	(45,260,550)
	4,712,253	59,637,393	12,198,705	154,213,233
R6 Class/Shares Authorized	20,000,000		20,000,000
Sold	1,229,600	15,531,782	1,984,889	25,266,784
Issued in reinvestment of distributions	24,853	309,441	174,175	2,199,176
Redeemed	(312,831)	(3,821,393)	(169,794)	(2,201,783)
	941,622	12,019,830	1,989,270	25,264,177
Net increase (decrease)	5,653,875	$71,657,223	14,187,975	$179,477,410

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$756,836,842	$28,804,376	—
Temporary Cash Investments	4,683,782	12,540,000	—
	$761,520,624	$41,344,376	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$31,133	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(21,358)	—

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7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $30,903,339.

The value of foreign currency risk derivative instruments as of September 30, 2015, is disclosed on the Statement of Assets and Liabilities as an asset of $31,133 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $21,358 in unrealized depreciation on forward foreign currency exchange contracts. For the six months ended September 30, 2015, the effect of foreign currency risk derivative instruments on the Statement of Operations was $772,371 in net realized gain (loss) on foreign currency transactions and $(399,635) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2015, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$790,774,168
Gross tax appreciation of investments	$71,461,050
Gross tax depreciation of investments	(59,370,218)
Net tax appreciation (depreciation) of investments	$12,090,832

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2015(3)	$12.82	0.09	(0.99)	(0.90)	(0.09)	—	(0.09)	$11.83	(7.07)%	0.79%(4)	0.80%(4)	1.42%(4)	1.41%(4)	36%	$759,103
2015	$12.62	0.18	1.56	1.74	(0.17)	(1.37)	(1.54)	$12.82	14.05%	0.80%	0.80%	1.37%	1.37%	67%	$762,209
2014	$11.41	0.19	2.15	2.34	(0.18)	(0.95)	(1.13)	$12.62	21.19%	0.80%	0.80%	1.55%	1.55%	69%	$596,655
2013	$10.16	0.19	1.59	1.78	(0.22)	(0.31)	(0.53)	$11.41	18.32%	0.80%	0.80%	1.89%	1.89%	71%	$423,477
2012	$10.70	0.20	0.22	0.42	(0.14)	(0.82)	(0.96)	$10.16	4.93%	0.81%	0.81%	2.01%	2.01%	82%	$301,868
2011	$9.73	0.23	1.45	1.68	(0.23)	(0.48)	(0.71)	$10.70	17.91%	0.80%	0.80%	2.35%	2.35%	102%	$216,381
R6 Class
2015(3)	$12.81	0.10	(0.98)	(0.88)	(0.10)	—	(0.10)	$11.83	(6.93)%	0.64%(4)	0.65%(4)	1.57%(4)	1.56%(4)	36%	$41,728
2015	$12.62	0.20	1.55	1.75	(0.19)	(1.37)	(1.56)	$12.81	14.14%	0.65%	0.65%	1.52%	1.52%	67%	$33,151
2014(5)	$12.30	0.14	1.26	1.40	(0.13)	(0.95)	(1.08)	$12.62	11.89%	0.65%(4)	0.65%(4)	1.70%(4)	1.70%(4)	69%(6)	$7,546

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Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Six months ended September 30, 2015 (unaudited).

(4)	Annualized.

(5)	July 26, 2013 (commencement of sale) through March 31, 2014.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

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Approval of Management Agreement

At a meeting held on June 30, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments to intermediaries by the Fund and the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the

20

Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-year period, at its benchmark for the three-year period, and slightly below its benchmark for the five-year period reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading

21

activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board and the Advisor agreed to a reduction of the Fund's annual unified management fee of 0.05% for strategy assets over $7 billion for at least one year, beginning August 1, 2015. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

22

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

23

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

24

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-87399 1511

SEMIANNUAL REPORT	SEPTEMBER 30, 2015

Small Cap Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this semiannual report for the six months ended September 30, 2015. It provides a macroeconomic and financial market overview (below), followed by fund performance, a schedule of fund investments, and other financial information.

For additional commentary and updated information on fund performance, key factors that affected asset returns, and other insights regarding the investment markets, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world, along with China’s struggles, lower commodity prices, capital market volatility, and risk-off trading, were key themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) expected unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks. Central bank moves—including the Fed’s delayed normalization of its extremely low interest rate positioning—helped trigger large market swings.

In 2014, the Fed ended its latest massive bond-buying program (quantitative easing, QE), leading to expectations that interest rates would rise. But while QE was halted in the U.S., other major central banks were starting or increasing QE as their economies faltered. This divergence helped fuel increased demand for the U.S. dollar and U.S. dollar-denominated assets, and put downward pressure on commodity prices, most notably crude oil. Low inflation also prevailed amid muted demand for commodities, particularly as China’s growth faltered, which had a broad dampening impact on global markets. In this environment, the U.S. dollar and U.S. government securities benefited from “flight to quality” capital flows. Conversely, emerging market, commodity-related, and value equity indices suffered significant declines.

We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in the coming months, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of September 30, 2015
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ASVIX	-9.07%	3.05%	10.56%	7.41%	10.98%	7/31/98
Russell 2000 Value Index	—	-11.80%	-1.60%	10.16%	5.34%	7.93%	—
Institutional Class	ACVIX	-8.88%	3.35%	10.79%	7.62%	11.60%	10/26/98
A Class(2)	ACSCX						12/31/99
No sales charge*		-9.18%	2.83%	10.26%	7.13%	11.58%
With sales charge*		-14.36%	-3.09%	8.96%	6.50%	11.16%
C Class	ASVNX						3/1/10
No sales charge*		-9.52%	2.07%	9.44%	—	9.07%
With sales charge*		-10.42%	2.07%	9.44%	—	9.07%
R Class	ASVRX	-9.24%	2.68%	10.01%	—	9.65%	3/1/10
R6 Class	ASVDX	-8.89%	3.50%	—	—	4.14%	7/26/13
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

(2)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.25%	1.05%	1.50%	2.25%	1.75%	0.90%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Fund Characteristics

SEPTEMBER 30, 2015
Top Ten Holdings	% of net assets
BankUnited, Inc.	2.0%
UMB Financial Corp.	2.0%
Mentor Graphics Corp.	1.9%
Berry Plastics Group, Inc.	1.8%
Endurance Specialty Holdings Ltd.	1.7%
EVERTEC, Inc.	1.7%
Entravision Communications Corp., Class A	1.7%
ClubCorp Holdings, Inc.	1.7%
Allied World Assurance Co. Holdings Ltd.	1.6%
Bank of the Ozarks, Inc.	1.6%

Top Five Industries	% of net assets
Banks	18.7%
Real Estate Investment Trusts (REITs)	11.0%
Insurance	6.3%
Machinery	5.2%
Media	4.1%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.1%
Temporary Cash Investments	1.7%
Other Assets and Liabilities	0.2%

4

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2015 to September 30, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expenses Paid During Period(1)4/1/15 - 9/30/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$909.30	$6.01	1.26%
Institutional Class	$1,000	$911.20	$5.06	1.06%
A Class	$1,000	$908.20	$7.20	1.51%
C Class	$1,000	$904.80	$10.76	2.26%
R Class	$1,000	$907.60	$8.39	1.76%
R6 Class	$1,000	$911.10	$4.35	0.91%
Hypothetical
Investor Class	$1,000	$1,018.70	$6.36	1.26%
Institutional Class	$1,000	$1,019.70	$5.35	1.06%
A Class	$1,000	$1,017.45	$7.62	1.51%
C Class	$1,000	$1,013.70	$11.38	2.26%
R Class	$1,000	$1,016.20	$8.87	1.76%
R6 Class	$1,000	$1,020.45	$4.60	0.91%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

6

Schedule of Investments

SEPTEMBER 30, 2015 (UNAUDITED)

	Shares	Value
COMMON STOCKS — 98.1%
Auto Components — 1.4%
Dana Holding Corp.	310,000	$4,922,800
Stoneridge, Inc.(1)	370,000	4,565,800
Tower International, Inc.(1)	440,000	10,454,400
		19,943,000
Banks — 18.7%
Bank of the Ozarks, Inc.	525,000	22,974,000
BankUnited, Inc.	789,936	28,240,212
Capital Bank Financial Corp., Class A(1)	585,000	17,684,550
Cullen / Frost Bankers, Inc.	180,000	11,444,400
Eagle Bancorp, Inc.(1)	390,000	17,745,000
FCB Financial Holdings, Inc., Class A(1)	465,000	15,168,300
First Financial Bankshares, Inc.	565,000	17,955,700
First NBC Bank Holding Co.(1)	240,000	8,409,600
Home Bancshares, Inc.	510,000	20,655,000
LegacyTexas Financial Group, Inc.	715,000	21,793,200
ServisFirst Bancshares, Inc.	210,000	8,721,300
Southside Bancshares, Inc.	635,000	17,494,250
Texas Capital Bancshares, Inc.(1)	360,000	18,871,200
UMB Financial Corp.	555,000	28,199,550
Valley National Bancorp	1,350,000	13,284,000
		268,640,262
Building Products — 1.1%
Continental Building Products, Inc.(1)	576,086	11,832,806
NCI Building Systems, Inc.(1)	330,000	3,488,100
		15,320,906
Capital Markets — 0.8%
Ares Management LP	660,000	11,536,800
Chemicals — 2.6%
Chemtura Corp.(1)	270,000	7,727,400
Innophos Holdings, Inc.	275,000	10,901,000
Innospec, Inc.	393,455	18,299,592
LSB Industries, Inc.(1)	60,009	919,338
		37,847,330
Commercial Services and Supplies — 3.9%
Brink's Co. (The)	605,000	16,341,050
Clean Harbors, Inc.(1)	280,000	12,311,600
InnerWorkings, Inc.(1)	894,933	5,593,331
Multi-Color Corp.	275,000	21,034,750
		55,280,731
Communications Equipment — 0.7%
Polycom, Inc.(1)	975,000	10,218,000
Construction and Engineering — 0.4%
Great Lakes Dredge & Dock Corp.(1)	1,210,000	6,098,400

7

	Shares	Value
Containers and Packaging — 3.3%
Berry Plastics Group, Inc.(1)	840,000	$25,258,800
Graphic Packaging Holding Co.	1,755,000	22,446,450
		47,705,250
Diversified Consumer Services — 0.8%
Steiner Leisure, Ltd.(1)	185,000	11,688,300
Diversified Financial Services — 0.8%
Compass Diversified Holdings	755,000	12,170,600
Electric Utilities — 1.7%
ALLETE, Inc.	175,000	8,835,750
El Paso Electric Co.	190,000	6,995,800
Great Plains Energy, Inc.	320,000	8,646,400
		24,477,950
Electrical Equipment — 0.3%
Thermon Group Holdings, Inc.(1)	217,449	4,468,577
Electronic Equipment, Instruments and Components — 1.0%
Ingram Micro, Inc., Class A	530,000	14,437,200
Energy Equipment and Services — 1.6%
Dril-Quip, Inc.(1)	130,000	7,568,600
Forum Energy Technologies, Inc.(1)	750,000	9,157,500
Matrix Service Co.(1)	250,000	5,617,500
		22,343,600
Food and Staples Retailing — 0.5%
Fresh Market, Inc. (The)(1)	335,000	7,567,650
Food Products — 0.5%
Inventure Foods, Inc.(1)	570,000	5,061,600
TreeHouse Foods, Inc.(1)	20,000	1,555,800
		6,617,400
Gas Utilities — 0.6%
Laclede Group, Inc. (The)	60,000	3,271,800
South Jersey Industries, Inc.	185,000	4,671,250
		7,943,050
Health Care Equipment and Supplies — 1.7%
Haemonetics Corp.(1)	410,000	13,251,200
Utah Medical Products, Inc.(2)	208,692	11,242,238
		24,493,438
Health Care Providers and Services — 1.5%
AMN Healthcare Services, Inc.(1)	175,000	5,251,750
Hanger, Inc.(1)	380,000	5,183,200
Magellan Health, Inc.(1)	30,000	1,662,900
National Healthcare Corp.	50,000	3,044,500
Owens & Minor, Inc.	85,000	2,714,900
Providence Service Corp. (The)(1)	85,000	3,704,300
		21,561,550
Health Care Technology — 0.7%
MedAssets, Inc.(1)	510,000	10,230,600
Hotels, Restaurants and Leisure — 2.9%
ClubCorp Holdings, Inc.	1,120,000	24,035,200
Peak Resorts, Inc.	380,200	2,619,578
Red Robin Gourmet Burgers, Inc.(1)	190,000	14,390,600
		41,045,378

8

	Shares	Value
Household Durables — 1.7%
Beazer Homes USA, Inc.(1)	90,000	$1,199,700
Cavco Industries, Inc.(1)	155,000	10,553,950
Century Communities, Inc.(1)	470,000	9,329,500
Libbey, Inc.	105,000	3,424,050
		24,507,200
Industrial Conglomerates — 0.5%
Raven Industries, Inc.	454,935	7,711,148
Insurance — 6.3%
Allied World Assurance Co. Holdings Ltd.	620,000	23,665,400
Atlas Financial Holdings, Inc.(1)	505,000	9,342,500
Endurance Specialty Holdings Ltd.	405,000	24,717,150
Infinity Property & Casualty Corp.	95,000	7,651,300
James River Group Holdings Ltd.	269,344	7,242,660
Validus Holdings Ltd.	395,000	17,802,650
		90,421,660
Internet Software and Services — 0.2%
Everyday Health, Inc.(1)	250,000	2,285,000
IT Services — 3.4%
Cardtronics, Inc.(1)	150,000	4,905,000
EVERTEC, Inc.	1,340,000	24,213,800
VeriFone Systems, Inc.(1)	705,000	19,549,650
		48,668,450
Leisure Products — 0.7%
Malibu Boats, Inc.(1)	425,000	5,941,500
MCBC Holdings, Inc.(1)	315,032	4,082,815
		10,024,315
Machinery — 5.2%
Actuant Corp., Class A	655,000	12,045,450
Albany International Corp., Class A	580,000	16,593,800
Dynamic Materials Corp.	495,000	4,722,300
EnPro Industries, Inc.	240,000	9,400,800
Global Brass & Copper Holdings, Inc.	300,000	6,153,000
Graham Corp.	400,000	7,060,000
Valmont Industries, Inc.	189,986	18,027,772
		74,003,122
Media — 4.1%
Cumulus Media, Inc., Class A(1)	3,005,000	2,114,919
Entercom Communications Corp., Class A(1)	820,656	8,337,865
Entravision Communications Corp., Class A	3,629,973	24,103,021
Nexstar Broadcasting Group, Inc., Class A	465,000	22,017,750
Townsquare Media, Inc.(1)	220,000	2,149,400
		58,722,955
Metals and Mining — 1.3%
Compass Minerals International, Inc.	209,987	16,456,681
Haynes International, Inc.	55,000	2,081,200
		18,537,881
Oil, Gas and Consumable Fuels — 2.2%
Aegean Marine Petroleum Network, Inc.	563,951	3,801,030
Ardmore Shipping Corp.	580,000	7,006,400

9

	Shares	Value
Delek US Holdings, Inc.	100,000	$2,770,000
Euronav SA(1)	220,000	3,058,000
Northern Tier Energy LP	155,000	3,534,000
Scorpio Tankers, Inc.	575,988	5,281,810
Western Refining, Inc.	125,000	5,515,000
		30,966,240
Paper and Forest Products — 1.4%
KapStone Paper and Packaging Corp.	1,215,000	20,059,650
Professional Services — 1.8%
CDI Corp.	605,999	5,181,291
Kforce, Inc.	235,000	6,175,800
On Assignment, Inc.(1)	395,000	14,575,500
		25,932,591
Real Estate Investment Trusts (REITs) — 11.0%
Apollo Commercial Real Estate Finance, Inc.	420,000	6,598,200
Armada Hoffler Properties, Inc.	765,000	7,474,050
Blackstone Mortgage Trust, Inc., Class A	150,000	4,116,000
Campus Crest Communities, Inc.	1,290,000	6,862,800
Capstead Mortgage Corp.	270,000	2,670,300
CBL & Associates Properties, Inc.	200,000	2,750,000
Chatham Lodging Trust	310,000	6,658,800
DiamondRock Hospitality Co.	250,000	2,762,500
Easterly Government Properties, Inc.	325,000	5,183,750
EPR Properties	85,000	4,383,450
Hatteras Financial Corp.	365,000	5,529,750
Healthcare Realty Trust, Inc.	140,000	3,479,000
Kite Realty Group Trust	635,000	15,119,350
Lexington Realty Trust	1,050,000	8,505,000
Mack-Cali Realty Corp.	155,000	2,926,400
Medical Properties Trust, Inc.	545,000	6,027,700
MFA Financial, Inc.	495,000	3,370,950
New Residential Investment Corp.	160,000	2,096,000
Outfront Media, Inc.	430,000	8,944,000
PennyMac Mortgage Investment Trust	345,000	5,337,150
Rexford Industrial Realty, Inc.	245,000	3,378,550
RLJ Lodging Trust	110,000	2,779,700
Rouse Properties, Inc.	485,000	7,556,300
Sabra Health Care REIT, Inc.	140,000	3,245,200
Summit Hotel Properties, Inc.	620,000	7,235,400
Sunstone Hotel Investors, Inc.	230,000	3,042,900
Two Harbors Investment Corp.	935,000	8,246,700
Urstadt Biddle Properties, Inc., Class A	385,000	7,214,900
Washington Real Estate Investment Trust	180,000	4,487,400
		157,982,200
Road and Rail — 0.5%
Celadon Group, Inc.	160,000	2,563,200
Marten Transport Ltd.	245,000	3,961,650
		6,524,850
Semiconductors and Semiconductor Equipment — 3.3%
Exar Corp.(1)	2,000,000	11,900,000

10

	Shares	Value
Fairchild Semiconductor International, Inc.(1)	800,000	$11,232,000
Kulicke & Soffa Industries, Inc.(1)	1,380,000	12,668,400
Semtech Corp.(1)	800,000	12,080,000
		47,880,400
Software — 3.6%
AVG Technologies NV(1)	300,000	6,525,000
BroadSoft, Inc.(1)	595,000	17,826,200
Mentor Graphics Corp.	1,115,000	27,462,450
		51,813,650
Specialty Retail — 1.7%
Destination Maternity Corp.	435,000	4,010,700
MarineMax, Inc.(1)	460,000	6,499,800
Penske Automotive Group, Inc.	280,000	13,563,200
		24,073,700
Technology Hardware, Storage and Peripherals — 0.5%
Silicon Graphics International Corp.(1)(2)	1,870,000	7,349,100
Textiles, Apparel and Luxury Goods — 0.5%
Culp, Inc.	243,496	7,808,917
Trading Companies and Distributors — 0.7%
DXP Enterprises, Inc.(1)	395,520	10,789,786
TOTAL COMMON STOCKS (Cost $1,375,709,342)		1,407,698,787
TEMPORARY CASH INVESTMENTS — 1.7%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.375%, 8/15/24, valued at $17,891,100), at 0.01%, dated 9/30/15, due 10/1/15 (Delivery value $17,538,005)		17,538,000
State Street Institutional Liquid Reserves Fund, Premier Class	6,550,489	6,550,489
TOTAL TEMPORARY CASH INVESTMENTS (Cost $24,088,489)		24,088,489
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $1,399,797,831)		1,431,787,276
OTHER ASSETS AND LIABILITIES — 0.2%		2,884,175
TOTAL NET ASSETS — 100.0%		$1,434,671,451

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	89,926	USD	101,032	UBS AG	10/30/15	$(507)
EUR	75,500	USD	84,969	UBS AG	10/30/15	(569)
USD	2,742,468	EUR	2,452,980	UBS AG	10/30/15	360
						$(716)

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
USD	-	United States Dollar

(1)	Non-income producing.

(2)
Affiliated Company: the fund’s holding represents ownership of 5% or more of the voting securities of the company; therefore, the company is affiliated as defined in the Investment Company Act of 1940.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

SEPTEMBER 30, 2015 (UNAUDITED)
Assets
Investment securities - unaffiliated, at value (cost of $1,377,923,010)	$1,413,195,938
Investment securities - affiliated, at value (cost of $21,874,821)	18,591,338
Total investment securities, at value (cost of $1,399,797,831)	1,431,787,276
Receivable for investments sold	18,317,696
Receivable for capital shares sold	741,995
Unrealized appreciation on forward foreign currency exchange contracts	360
Dividends and interest receivable	3,036,308
1,453,883,635

Liabilities
Payable for investments purchased	16,739,980
Payable for capital shares redeemed	1,036,790
Unrealized depreciation on forward foreign currency exchange contracts	1,076
Accrued management fees	1,399,657
Distribution and service fees payable	34,681
19,212,184

Net Assets	$1,434,671,451

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,256,962,396
Undistributed net investment income	1,408,023
Undistributed net realized gain	144,312,303
Net unrealized appreciation	31,988,729
$1,434,671,451

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$684,561,649	82,365,024	$8.31
Institutional Class, $0.01 Par Value	$548,582,878	65,568,453	$8.37
A Class, $0.01 Par Value	$159,932,309	19,376,367	$8.25*
C Class, $0.01 Par Value	$133,516	16,517	$8.08
R Class, $0.01 Par Value	$2,203,981	267,298	$8.25
R6 Class, $0.01 Par Value	$39,257,118	4,691,161	$8.37
*Maximum offering price $8.75 (net asset value divided by 0.9425).

See Notes to Financial Statements.

12

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (including $310,805 from affiliates and net of foreign taxes withheld of $55,723)	$14,222,678
Interest	2,544
14,225,222

Expenses:
Management fees	10,035,696
Distribution and service fees:
A Class	369,825
C Class	519
R Class	5,714
Directors' fees and expenses	29,245
Other expenses	3,095
10,444,094

Net investment income (loss)	3,781,128

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $1,459,055 from affiliates)	97,477,679
Foreign currency transactions	(8,695)
97,468,984

Change in net unrealized appreciation (depreciation) on:
Investments	(241,927,401)
Translation of assets and liabilities in foreign currencies	(56,759)
(241,984,160)

Net realized and unrealized gain (loss)	(144,515,176)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(140,734,048)

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED) AND YEAR ENDED MARCH 31, 2015
Increase (Decrease) in Net Assets	September 30, 2015	March 31, 2015
Operations
Net investment income (loss)	$3,781,128	$13,860,486
Net realized gain (loss)	97,468,984	186,158,622
Change in net unrealized appreciation (depreciation)	(241,984,160)	(93,539,572)
Net increase (decrease) in net assets resulting from operations	(140,734,048)	106,479,536

Distributions to Shareholders
From net investment income:
Investor Class	(1,770,542)	(4,893,634)
Institutional Class	(2,176,985)	(5,170,957)
A Class	(143,275)	(1,318,762)
C Class	—	(127)
R Class	—	(11,688)
R6 Class	(192,895)	(201,251)
From net realized gains:
Investor Class	—	(102,787,586)
Institutional Class	—	(78,648,675)
A Class	—	(48,736,094)
C Class	—	(16,573)
R Class	—	(571,308)
R6 Class	—	(2,772,634)
Decrease in net assets from distributions	(4,283,697)	(245,129,289)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(262,356,038)	(294,024,279)

Net increase (decrease) in net assets	(407,373,783)	(432,674,032)

Net Assets
Beginning of period	1,842,045,234	2,274,719,266
End of period	$1,434,671,451	$1,842,045,234

Undistributed net investment income	$1,408,023	$1,910,592

See Notes to Financial Statements.

14

Notes to Financial Statements

SEPTEMBER 30, 2015 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the

15

Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.00% to 1.25% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.80% to 1.05% for the Institutional Class and 0.65% to 0.90% for the R6 Class. The effective annual management fee for each class for the six months ended September 30, 2015 was 1.25% for the Investor Class, A Class, C Class, and R Class, 1.05% for the Institutional Class and 0.90% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

17

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2015 were $806,379,230 and $1,077,936,823, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2015		Year ended March 31, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	535,000,000		420,000,000
Sold	3,709,903	$33,468,055	10,166,681	$94,504,849
Issued in reinvestment of distributions	189,972	1,692,237	11,634,702	101,989,905
Redeemed	(10,504,543)	(95,183,301)	(28,834,424)	(271,097,031)
	(6,604,668)	(60,023,009)	(7,033,041)	(74,602,277)
Institutional Class/Shares Authorized	400,000,000		320,000,000
Sold	6,291,137	57,368,143	11,809,491	112,378,784
Issued in reinvestment of distributions	212,721	1,911,839	8,454,194	74,708,737
Redeemed	(5,969,054)	(54,267,226)	(43,210,829)	(411,464,385)
	534,804	5,012,756	(22,947,144)	(224,376,864)
A Class/Shares Authorized	255,000,000		200,000,000
Sold	1,347,143	11,963,678	3,755,908	35,301,113
Issued in reinvestment of distributions	16,058	140,777	5,706,790	49,554,605
Redeemed	(24,311,904)	(223,169,763)	(11,346,318)	(105,816,806)
	(22,948,703)	(211,065,308)	(1,883,620)	(20,961,088)
C Class/Shares Authorized	10,000,000		5,000,000
Sold	8,427	73,804	3,379	31,140
Issued in reinvestment of distributions	—	—	1,958	16,700
Redeemed	(7,352)	(66,197)	(1,614)	(14,498)
	1,075	7,607	3,723	33,342
R Class/Shares Authorized	10,000,000		5,000,000
Sold	44,201	395,999	113,438	1,061,446
Issued in reinvestment of distributions	—	—	67,147	582,996
Redeemed	(12,149)	(107,821)	(405,081)	(3,645,988)
	32,052	288,178	(224,496)	(2,001,546)
R6 Class/Shares Authorized	50,000,000		20,000,000
Sold	788,903	7,201,116	3,063,302	28,932,187
Issued in reinvestment of distributions	21,468	192,895	336,422	2,973,885
Redeemed	(442,106)	(3,970,273)	(427,470)	(4,021,918)
	368,265	3,423,738	2,972,254	27,884,154
Net increase (decrease)	(28,617,175)	$(262,356,038)	(29,112,324)	$(294,024,279)

18

6. Affiliated Company Transactions

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the six months ended September 30, 2015 follows:

Company	Beginning Value	Purchase Cost	Sales Cost	Realized Gain (Loss)	Dividend Income	Ending Value
Entravision Communications Corp., Class A(1)	$28,548,300	$3,080,305	$6,649,523	$4,073,040	$202,500	(1)
Silicon Graphics International Corp.(2)	13,773,650	5,704,340	6,143,546	(2,641,871)	—	$7,349,100
Utah Medical Products, Inc.	12,931,855	—	398,836	27,886	108,305	11,242,238
	$55,253,805	$8,784,645	$13,191,905	$1,459,055	$310,805	$18,591,338

(1)	Company was not an affiliate at September 30, 2015.

(2)	Non-income producing.

7. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,407,698,787	—	—
Temporary Cash Investments	6,550,489	$17,538,000	—
	$1,414,249,276	$17,538,000	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$360	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(1,076)	—

19

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $7,177,546.

The value of foreign currency risk derivative instruments as of September 30, 2015, is disclosed on the Statement of Assets and Liabilities as an asset of $360 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $1,076 in unrealized depreciation on forward foreign currency exchange contracts. For the six months ended September 30, 2015, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(8,695) in net realized gain (loss) on foreign currency transactions and $(56,759) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2015, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$1,425,100,605
Gross tax appreciation of investments	$154,262,633
Gross tax depreciation of investments	(147,575,962)
Net tax appreciation (depreciation) of investments	$6,686,671

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015(3)	$9.16	0.02	(0.85)	(0.83)	(0.02)	—	(0.02)	$8.31	(9.07)%	1.26%(4)	0.41%(4)	49%	$684,562
2015	$9.88	0.06	0.48	0.54	(0.05)	(1.21)	(1.26)	$9.16	6.18%	1.24%	0.66%	78%	$815,048
2014	$9.45	0.06	2.04	2.10	(0.08)	(1.59)	(1.67)	$9.88	23.27%	1.22%	0.62%	111%	$948,338
2013	$8.61	0.10	1.25	1.35	(0.12)	(0.39)	(0.51)	$9.45	16.58%	1.25%	1.17%	126%	$894,194
2012	$9.48	0.10	(0.30)	(0.20)	(0.07)	(0.60)	(0.67)	$8.61	(1.39)%	1.24%	1.14%	120%	$880,194
2011	$8.02	0.09	1.43	1.52	(0.06)	—	(0.06)	$9.48	19.06%	1.24%	1.03%	99%	$1,096,617
Institutional Class
2015(3)	$9.22	0.03	(0.85)	(0.82)	(0.03)	—	(0.03)	$8.37	(8.88)%	1.06%(4)	0.61%(4)	49%	$548,583
2015	$9.94	0.08	0.48	0.56	(0.07)	(1.21)	(1.28)	$9.22	6.35%	1.04%	0.86%	78%	$599,932
2014	$9.50	0.08	2.05	2.13	(0.10)	(1.59)	(1.69)	$9.94	23.45%	1.02%	0.82%	111%	$874,415
2013	$8.65	0.12	1.26	1.38	(0.14)	(0.39)	(0.53)	$9.50	16.89%	1.05%	1.37%	126%	$721,572
2012	$9.52	0.11	(0.30)	(0.19)	(0.08)	(0.60)	(0.68)	$8.65	(1.20)%	1.04%	1.34%	120%	$742,867
2011	$8.05	0.10	1.44	1.54	(0.07)	—	(0.07)	$9.52	19.30%	1.04%	1.23%	99%	$861,881

21

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2015(3)	$9.09	—(5)	(0.83)	(0.83)	(0.01)	—	(0.01)	$8.25	(9.18)%	1.51%(4)	0.16%(4)	49%	$159,932
2015	$9.81	0.04	0.48	0.52	(0.03)	(1.21)	(1.24)	$9.09	5.96%	1.49%	0.41%	78%	$384,891
2014	$9.40	0.04	2.02	2.06	(0.06)	(1.59)	(1.65)	$9.81	22.92%	1.47%	0.37%	111%	$433,905
2013	$8.57	0.08	1.24	1.32	(0.10)	(0.39)	(0.49)	$9.40	16.19%	1.50%	0.92%	126%	$401,510
2012	$9.44	0.08	(0.30)	(0.22)	(0.05)	(0.60)	(0.65)	$8.57	(1.56)%	1.49%	0.89%	120%	$432,711
2011	$8.00	0.06	1.43	1.49	(0.05)	—	(0.05)	$9.44	18.63%	1.49%	0.78%	99%	$516,974
C Class
2015(3)	$8.93	(0.02)	(0.83)	(0.85)	—	—	—	$8.08	(9.52)%	2.26%(4)	(0.59)%(4)	49%	$134
2015	$9.71	(0.03)	0.47	0.44	(0.01)	(1.21)	(1.22)	$8.93	5.14%	2.24%	(0.34)%	78%	$138
2014	$9.35	(0.04)	2.01	1.97	(0.02)	(1.59)	(1.61)	$9.71	21.94%	2.22%	(0.38)%	111%	$114
2013	$8.53	0.01	1.24	1.25	(0.04)	(0.39)	(0.43)	$9.35	15.35%	2.25%	0.17%	126%	$80
2012	$9.43	0.02	(0.30)	(0.28)	(0.02)	(0.60)	(0.62)	$8.53	(2.30)%	2.24%	0.14%	120%	$77
2011	$8.01	0.01	1.42	1.43	(0.01)	—	(0.01)	$9.43	17.85%	2.24%	0.03%	99%	$59
R Class
2015(3)	$9.09	—(5)	(0.84)	(0.84)	—	—	—	$8.25	(9.24)%	1.76%(4)	(0.09)%(4)	49%	$2,204
2015	$9.83	0.02	0.47	0.49	(0.02)	(1.21)	(1.23)	$9.09	5.65%	1.74%	0.16%	78%	$2,138
2014	$9.42	0.01	2.03	2.04	(0.04)	(1.59)	(1.63)	$9.83	22.64%	1.72%	0.12%	111%	$4,517
2013	$8.58	0.06	1.25	1.31	(0.08)	(0.39)	(0.47)	$9.42	15.98%	1.75%	0.67%	126%	$3,516
2012	$9.46	0.05	(0.29)	(0.24)	(0.04)	(0.60)	(0.64)	$8.58	(1.80)%	1.74%	0.64%	120%	$3,245
2011	$8.02	0.06	1.41	1.47	(0.03)	—	(0.03)	$9.46	18.36%	1.73%	0.54%	99%	$4,939

22

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2015(3)	$9.23	0.04	(0.86)	(0.82)	(0.04)	—	(0.04)	$8.37	(8.89)%	0.91%(4)	0.76%(4)	49%	$39,257
2015	$9.94	0.11	0.48	0.59	(0.09)	(1.21)	(1.30)	$9.23	6.62%	0.89%	1.01%	78%	$39,898
2014(6)	$10.38	0.07	1.14	1.21	(0.06)	(1.59)	(1.65)	$9.94	12.46%	0.87%(4)	1.06%(4)	111%(7)	$13,430

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Six months ended September 30, 2015 (unaudited).

(4)	Annualized.

(5)	Per share amount was less than $0.005.

(6)	July 26, 2013 (commencement of sale) through March 31, 2014.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

23

Approval of Management Agreement

At a meeting held on June 30, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments to intermediaries by the Fund and the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the

24

Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to

25

other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

26

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

27

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-87380 1511

SEMIANNUAL REPORT	SEPTEMBER 30, 2015

Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this semiannual report for the six months ended September 30, 2015. It provides a macroeconomic and financial market overview (below), followed by fund performance, a schedule of fund investments, and other financial information.

For additional commentary and updated information on fund performance, key factors that affected asset returns, and other insights regarding the investment markets, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Divergence in Economic Growth and Monetary Policies, Combined With China Turmoil, Triggered Market Volatility

Divergence between the U.S. and the rest of the world, along with China’s struggles, lower commodity prices, capital market volatility, and risk-off trading, were key themes during the reporting period. Global divergence described not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s (the Fed’s) expected unwinding of monetary stimulus versus the continuation and expansion of stimulus by other major central banks. Central bank moves—including the Fed’s delayed normalization of its extremely low interest rate positioning—helped trigger large market swings.

In 2014, the Fed ended its latest massive bond-buying program (quantitative easing, QE), leading to expectations that interest rates would rise. But while QE was halted in the U.S., other major central banks were starting or increasing QE as their economies faltered. This divergence helped fuel increased demand for the U.S. dollar and U.S. dollar-denominated assets, and put downward pressure on commodity prices, most notably crude oil. Low inflation also prevailed amid muted demand for commodities, particularly as China’s growth faltered, which had a broad dampening impact on global markets. In this environment, the U.S. dollar and U.S. government securities benefited from “flight to quality” capital flows. Conversely, emerging market, commodity-related, and value equity indices suffered significant declines.

We expect continued economic and monetary policy divergence between the U.S. and non-U.S. economies in the coming months, accompanied by further market volatility. This could present both challenges and opportunities for active investment managers. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of September 30, 2015
				Average Annual Returns
	Ticker Symbol	6 months(1)	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWVLX	-8.66%	-5.64%	11.15%	6.01%	9.38%	9/1/93
Russell 1000 Value Index	—	-8.30%	-4.42%	12.28%	5.70%	8.90%	—
S&P 500 Index	—	-6.18%	-0.61%	13.33%	6.80%	8.75%	—
Institutional Class	AVLIX	-8.56%	-5.45%	11.39%	6.22%	7.20%	7/31/97
A Class(2)	TWADX						10/2/96
No sales charge*		-8.78%	-5.88%	10.89%	5.74%	7.86%
With sales charge*		-14.02%	-11.31%	9.58%	5.12%	7.52%
B Class	ACBVX						1/31/03
No sales charge*		-9.04%	-6.52%	10.08%	4.97%	7.30%
With sales charge*		-14.04%	-10.52%	9.94%	4.97%	7.30%
C Class	ACLCX						6/4/01
No sales charge*		-9.12%	-6.57%	10.06%	4.96%	5.34%
With sales charge*		-10.02%	-6.57%	10.06%	4.96%	5.34%
R Class	AVURX	-8.88%	-6.10%	10.61%	5.49%	5.16%	7/29/05
R6 Class	AVUDX	-8.49%	-5.31%	—	—	4.64%	7/26/13

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.

(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class	R6 Class
0.97%	0.77%	1.22%	1.97%	1.97%	1.47%	0.62%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Fund Characteristics

SEPTEMBER 30, 2015
Top Ten Holdings	% of net assets
Exxon Mobil Corp.	4.0%
General Electric Co.	3.4%
Pfizer, Inc.	3.2%
Procter & Gamble Co. (The)	2.9%
JPMorgan Chase & Co.	2.8%
Johnson & Johnson	2.5%
Wells Fargo & Co.	2.5%
Chevron Corp.	2.5%
Cisco Systems, Inc.	2.0%
AT&T, Inc.	1.9%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	16.1%
Banks	12.9%
Pharmaceuticals	7.7%
Insurance	4.4%
Industrial Conglomerates	4.2%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.1%
Temporary Cash Investments	1.6%
Other Assets and Liabilities	0.3%

4

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2015 to September 30, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expenses Paid During Period(1)4/1/15 - 9/30/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$913.40	$4.64	0.97%
Institutional Class	$1,000	$914.40	$3.69	0.77%
A Class	$1,000	$912.20	$5.83	1.22%
B Class	$1,000	$909.60	$9.40	1.97%
C Class	$1,000	$908.80	$9.40	1.97%
R Class	$1,000	$911.20	$7.02	1.47%
R6 Class	$1,000	$915.10	$2.97	0.62%
Hypothetical
Investor Class	$1,000	$1,020.15	$4.90	0.97%
Institutional Class	$1,000	$1,021.15	$3.89	0.77%
A Class	$1,000	$1,018.90	$6.16	1.22%
B Class	$1,000	$1,015.15	$9.92	1.97%
C Class	$1,000	$1,015.15	$9.92	1.97%
R Class	$1,000	$1,017.65	$7.41	1.47%
R6 Class	$1,000	$1,021.90	$3.13	0.62%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

6

Schedule of Investments

SEPTEMBER 30, 2015 (UNAUDITED)

	Shares	Value
COMMON STOCKS — 98.1%
Aerospace and Defense — 0.4%
Textron, Inc.	360,130	$13,555,293
Air Freight and Logistics — 0.2%
United Parcel Service, Inc., Class B	81,202	8,013,825
Automobiles — 1.3%
General Motors Co.	935,279	28,077,076
Honda Motor Co., Ltd.	484,300	14,441,195
		42,518,271
Banks — 12.9%
Bank of America Corp.	2,958,470	46,092,962
BB&T Corp.	503,650	17,929,940
BOK Financial Corp.	340,360	22,024,696
Comerica, Inc.	246,070	10,113,477
Commerce Bancshares, Inc.	479,044	21,825,245
Cullen / Frost Bankers, Inc.	311,176	19,784,570
JPMorgan Chase & Co.	1,517,961	92,550,082
M&T Bank Corp.	145,340	17,724,213
PNC Financial Services Group, Inc. (The)	437,503	39,025,268
U.S. Bancorp	1,349,912	55,359,891
Wells Fargo & Co.	1,633,078	83,858,555
		426,288,899
Beverages — 0.3%
PepsiCo, Inc.	111,050	10,472,015
Biotechnology — 0.4%
AbbVie, Inc.	239,910	13,053,503
Capital Markets — 3.7%
Franklin Resources, Inc.	404,040	15,054,530
Goldman Sachs Group, Inc. (The)	112,274	19,508,730
LPL Financial Holdings, Inc.	420,853	16,737,324
Northern Trust Corp.	794,537	54,155,642
State Street Corp.	267,045	17,948,095
		123,404,321
Chemicals — 0.3%
Mosaic Co. (The)	309,840	9,639,122
Commercial Services and Supplies — 3.3%
ADT Corp. (The)	955,462	28,568,314
Republic Services, Inc.	1,234,575	50,864,490
Tyco International plc	843,532	28,224,581
		107,657,385
Communications Equipment — 2.4%
Cisco Systems, Inc.	2,555,419	67,079,749
QUALCOMM, Inc.	222,080	11,932,358
		79,012,107

7

	Shares	Value
Containers and Packaging — 0.4%
Bemis Co., Inc.	118,141	$4,674,840
Sonoco Products Co.	196,380	7,411,381
		12,086,221
Diversified Financial Services — 1.8%
Berkshire Hathaway, Inc., Class A(1)	209	40,805,160
Berkshire Hathaway, Inc., Class B(1)	142,050	18,523,320
		59,328,480
Diversified Telecommunication Services — 2.6%
AT&T, Inc.	1,973,540	64,297,933
CenturyLink, Inc.	871,329	21,887,785
		86,185,718
Electric Utilities — 2.4%
Edison International	380,703	24,010,938
Great Plains Energy, Inc.	1,069,264	28,891,513
Westar Energy, Inc.	682,874	26,249,677
		79,152,128
Electrical Equipment — 1.1%
Eaton Corp. plc	197,750	10,144,575
Emerson Electric Co.	621,300	27,442,821
		37,587,396
Electronic Equipment, Instruments and Components — 0.8%
Keysight Technologies, Inc.(1)	415,141	12,802,948
TE Connectivity Ltd.	201,612	12,074,543
		24,877,491
Energy Equipment and Services — 2.6%
Cameron International Corp.(1)	522,090	32,014,559
Halliburton Co.	941,904	33,296,306
Helmerich & Payne, Inc.	473,810	22,392,261
		87,703,126
Food and Staples Retailing — 2.6%
Sysco Corp.	983,312	38,319,669
Wal-Mart Stores, Inc.	734,541	47,627,638
		85,947,307
Food Products — 1.9%
ConAgra Foods, Inc.	291,440	11,806,235
General Mills, Inc.	142,017	7,971,414
Kellogg Co.	280,946	18,696,956
Mondelez International, Inc., Class A	581,236	24,336,351
		62,810,956
Health Care Equipment and Supplies — 3.1%
Becton Dickinson and Co.	96,168	12,757,647
Boston Scientific Corp.(1)	667,895	10,960,157
Medtronic plc	609,400	40,793,236
Zimmer Biomet Holdings, Inc.	399,402	37,515,830
		102,026,870

8

	Shares	Value
Health Care Providers and Services — 1.2%
Cigna Corp.	98,630	$13,317,023
Express Scripts Holding Co.(1)	121,579	9,843,036
LifePoint Health, Inc.(1)	241,347	17,111,502
		40,271,561
Hotels, Restaurants and Leisure — 0.8%
Carnival Corp.	251,593	12,504,172
International Speedway Corp., Class A	455,683	14,454,265
		26,958,437
Household Durables — 0.1%
Tupperware Brands Corp.	93,790	4,641,667
Household Products — 2.9%
Procter & Gamble Co. (The)	1,356,711	97,601,789
Industrial Conglomerates — 4.2%
General Electric Co.	4,475,857	112,881,113
Koninklijke Philips NV	1,067,194	25,164,172
		138,045,285
Insurance — 4.4%
ACE Ltd.	269,911	27,908,797
Aflac, Inc.	317,913	18,480,283
Brown & Brown, Inc.	211,898	6,562,481
Chubb Corp. (The)	173,644	21,297,437
HCC Insurance Holdings, Inc.	184,039	14,257,501
MetLife, Inc.	606,008	28,573,277
Reinsurance Group of America, Inc.	160,033	14,497,390
Unum Group	447,830	14,366,386
		145,943,552
Leisure Products — 0.4%
Mattel, Inc.	665,102	14,007,048
Machinery — 0.2%
Oshkosh Corp.	195,459	7,101,026
Media — 0.2%
Discovery Communications, Inc., Class A(1)	245,773	6,397,471
Metals and Mining — 0.9%
BHP Billiton Ltd.	556,330	8,774,276
Newmont Mining Corp.	515,462	8,283,474
Nucor Corp.	338,250	12,701,288
		29,759,038
Multi-Utilities — 1.2%
Ameren Corp.	157,980	6,677,814
PG&E Corp.	598,456	31,598,477
		38,276,291
Multiline Retail — 0.6%
Target Corp.	252,114	19,831,287
Oil, Gas and Consumable Fuels — 16.1%
Anadarko Petroleum Corp.	246,660	14,895,797

9

	Shares	Value
Apache Corp.	756,775	$29,635,309
Chevron Corp.	1,053,457	83,096,688
Cimarex Energy Co.	217,790	22,319,119
Devon Energy Corp.	1,233,185	45,738,832
EOG Resources, Inc.	104,030	7,573,384
EQT Corp.	266,300	17,248,251
Exxon Mobil Corp.	1,759,626	130,828,193
Imperial Oil Ltd.	852,796	27,018,520
Noble Energy, Inc.	896,200	27,047,316
Occidental Petroleum Corp.	893,553	59,108,531
Southwestern Energy Co.(1)	721,858	9,160,378
Total SA	1,292,014	58,250,556
		531,920,874
Pharmaceuticals — 7.7%
Johnson & Johnson	899,249	83,944,894
Merck & Co., Inc.	1,284,357	63,434,392
Pfizer, Inc.	3,388,203	106,423,457
		253,802,743
Real Estate Investment Trusts (REITs) — 2.2%
Annaly Capital Management, Inc.	1,911,748	18,868,953
Capstead Mortgage Corp.	1,022,540	10,112,921
Corrections Corp. of America	809,349	23,908,169
Piedmont Office Realty Trust, Inc., Class A	447,465	8,005,149
Weyerhaeuser Co.	446,370	12,203,756
		73,098,948
Road and Rail — 0.5%
Heartland Express, Inc.	750,190	14,958,789
Semiconductors and Semiconductor Equipment — 3.7%
Applied Materials, Inc.	1,894,114	27,824,535
Broadcom Corp., Class A	155,100	7,976,793
Intel Corp.	2,003,077	60,372,741
Marvell Technology Group Ltd.	1,215,620	11,001,361
MKS Instruments, Inc.	288,546	9,674,947
Teradyne, Inc.	399,844	7,201,190
		124,051,567
Software — 1.8%
Microsoft Corp.	713,862	31,595,532
Oracle Corp.	760,569	27,471,752
		59,067,284
Specialty Retail — 1.1%
Advance Auto Parts, Inc.	50,576	9,585,669
CST Brands, Inc.	453,819	15,275,548
Lowe's Cos., Inc.	177,624	12,241,846
		37,103,063
Technology Hardware, Storage and Peripherals — 2.7%
Apple, Inc.	84,160	9,282,848
EMC Corp.	1,403,795	33,915,687

10

	Shares	Value
Hewlett-Packard Co.	533,225	$13,655,892
SanDisk Corp.	257,880	14,010,621
Western Digital Corp.	217,264	17,259,452
		88,124,500
Textiles, Apparel and Luxury Goods — 0.7%
Coach, Inc.	477,088	13,802,156
Ralph Lauren Corp.	93,440	11,040,870
		24,843,026
TOTAL COMMON STOCKS (Cost $3,012,784,474)		3,247,125,680
TEMPORARY CASH INVESTMENTS — 1.6%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.375%, 8/15/24, valued at $39,031,850), at 0.01%, dated 9/30/15, due 10/1/15 (Delivery value $38,263,011)		38,263,000
State Street Institutional Liquid Reserves Fund, Premier Class	14,290,370	14,290,370
TOTAL TEMPORARY CASH INVESTMENTS (Cost $52,553,370)		52,553,370
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $3,065,337,844)		3,299,679,050
OTHER ASSETS AND LIABILITIES — 0.3%		10,404,871
TOTAL NET ASSETS — 100.0%		$3,310,083,921

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	496,525	USD	348,561	Credit Suisse AG	10/30/15	$(581)
USD	6,670,305	AUD	9,513,243	Credit Suisse AG	10/30/15	3,115
USD	19,894,966	CAD	26,498,504	JPMorgan Chase Bank N.A.	10/30/15	41,320
EUR	1,745,913	USD	1,964,868	UBS AG	10/30/15	(13,167)
USD	62,619,860	EUR	56,009,857	UBS AG	10/30/15	8,215
JPY	76,277,250	USD	637,319	Credit Suisse AG	10/30/15	(1,278)
USD	11,084,162	JPY	1,339,210,575	Credit Suisse AG	10/30/15	(82,900)
						$(45,276)

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
EUR	-	Euro
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

SEPTEMBER 30, 2015 (UNAUDITED)
Assets
Investment securities, at value (cost of $3,065,337,844)	$3,299,679,050
Foreign currency holdings, at value (cost of $944,020)	913,869
Receivable for investments sold	17,928,010
Receivable for capital shares sold	1,071,890
Unrealized appreciation on forward foreign currency exchange contracts	52,650
Dividends and interest receivable	8,066,076
3,327,711,545

Liabilities
Payable for investments purchased	10,213,047
Payable for capital shares redeemed	4,759,758
Unrealized depreciation on forward foreign currency exchange contracts	97,926
Accrued management fees	2,481,696
Distribution and service fees payable	75,197
17,627,624

Net Assets	$3,310,083,921

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,906,439,609
Undistributed net investment income	2,241,719
Undistributed net realized gain	167,139,374
Net unrealized appreciation	234,263,219
$3,310,083,921

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$1,921,572,185	248,287,754	$7.74
Institutional Class, $0.01 Par Value	$1,127,137,323	145,388,373	$7.75
A Class, $0.01 Par Value	$142,667,227	18,445,059	$7.73*
B Class, $0.01 Par Value	$365,344	47,451	$7.70
C Class, $0.01 Par Value	$26,597,075	3,485,785	$7.63
R Class, $0.01 Par Value	$55,489,264	7,171,087	$7.74
R6 Class, $0.01 Par Value	$36,255,503	4,676,723	$7.75
*Maximum offering price $8.20 (net asset value divided by 0.9425).

See Notes to Financial Statements.

12

Statement of Operations

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED)
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $306,458)	$49,695,825
Interest	9,874
49,705,699

Expenses:
Management fees	16,293,647
Distribution and service fees:
A Class	314,532
B Class	2,455
C Class	146,467
R Class	143,076
Directors' fees and expenses	61,959
Other expenses	581
16,962,717

Net investment income (loss)	32,742,982

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	98,518,251
Foreign currency transactions	716,671
99,234,922

Change in net unrealized appreciation (depreciation) on:
Investments	(443,977,432)
Translation of assets and liabilities in foreign currencies	(1,668,174)
(445,645,606)

Net realized and unrealized gain (loss)	(346,410,684)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(313,667,702)

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

SIX MONTHS ENDED SEPTEMBER 30, 2015 (UNAUDITED) AND YEAR ENDED MARCH 31, 2015
Increase (Decrease) in Net Assets	September 30, 2015	March 31, 2015
Operations
Net investment income (loss)	$32,742,982	$57,607,347
Net realized gain (loss)	99,234,922	341,615,789
Change in net unrealized appreciation (depreciation)	(445,645,606)	(81,658,968)
Net increase (decrease) in net assets resulting from operations	(313,667,702)	317,564,168

Distributions to Shareholders
From net investment income:
Investor Class	(17,812,613)	(32,607,044)
Institutional Class	(11,769,186)	(17,954,867)
A Class	(1,987,793)	(4,570,033)
B Class	(1,850)	(4,377)
C Class	(117,118)	(166,099)
R Class	(368,287)	(453,848)
R6 Class	(412,047)	(376,762)
From net realized gains:
Investor Class	—	(118,879,291)
Institutional Class	—	(69,788,523)
A Class	—	(21,244,768)
B Class	—	(44,404)
C Class	—	(1,748,414)
R Class	—	(2,917,911)
R6 Class	—	(1,466,916)
Decrease in net assets from distributions	(32,468,894)	(272,223,257)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(44,667,694)	70,132,562

Net increase (decrease) in net assets	(390,804,290)	115,473,473

Net Assets
Beginning of period	3,700,888,211	3,585,414,738
End of period	$3,310,083,921	$3,700,888,211

Undistributed net investment income	$2,241,719	$1,967,631

See Notes to Financial Statements.

14

Notes to Financial Statements

SEPTEMBER 30, 2015 (UNAUDITED)

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. On October 16, 2015, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

15

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.85% to 1.00% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule ranges from 0.65% to 0.80% for the Institutional Class and 0.50% to 0.65% for the R6 Class. The effective annual management fee for each class for the six months ended September 30, 2015 was 0.97% for the Investor Class, A Class, B Class, C Class and R Class, 0.77% for the Institutional Class and 0.62% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended September 30, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the six months ended September 30, 2015 were $892,382,818 and $888,792,909, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Six months ended September 30, 2015		Year ended March 31, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,640,000,000		1,100,000,000
Sold	35,521,753	$305,165,976	38,992,922	$339,632,680
Issued in reinvestment of distributions	2,116,959	17,436,556	17,161,364	148,523,748
Redeemed	(23,813,101)	(199,880,186)	(106,119,978)	(935,780,725)
	13,825,611	122,722,346	(49,965,692)	(447,624,297)
Institutional Class/Shares Authorized	850,000,000		550,000,000
Sold	18,523,605	156,589,323	70,987,309	624,529,431
Issued in reinvestment of distributions	1,423,962	11,764,456	10,115,992	87,701,593
Redeemed	(16,485,980)	(139,720,691)	(27,707,045)	(242,977,703)
	3,461,587	28,633,088	53,396,256	469,253,321
A Class/Shares Authorized	255,000,000		200,000,000
Sold	1,651,002	14,086,260	5,786,264	50,218,496
Issued in reinvestment of distributions	225,521	1,891,069	2,882,404	24,905,222
Redeemed	(26,168,011)	(226,338,241)	(8,801,229)	(76,866,176)
	(24,291,488)	(210,360,912)	(132,561)	(1,742,458)
B Class/Shares Authorized	10,000,000		5,000,000
Sold	8,093	67,339	9,504	84,715
Issued in reinvestment of distributions	224	1,850	5,196	44,625
Redeemed	(27,929)	(234,552)	(52,622)	(452,267)
	(19,612)	(165,363)	(37,922)	(322,927)
C Class/Shares Authorized	30,000,000		15,000,000
Sold	262,450	2,176,577	634,259	5,448,432
Issued in reinvestment of distributions	12,757	103,880	198,644	1,689,979
Redeemed	(286,565)	(2,346,923)	(431,769)	(3,681,907)
	(11,358)	(66,466)	401,134	3,456,504
R Class/Shares Authorized	70,000,000		40,000,000
Sold	1,542,537	12,945,911	2,029,107	17,675,973
Issued in reinvestment of distributions	44,661	368,287	390,446	3,371,759
Redeemed	(573,819)	(4,794,980)	(645,541)	(5,564,956)
	1,013,379	8,519,218	1,774,012	15,482,776
R6 Class/Shares Authorized	50,000,000		20,000,000
Sold	1,087,367	9,399,939	3,954,535	34,646,197
Issued in reinvestment of distributions	49,847	412,047	212,765	1,843,678
Redeemed	(445,545)	(3,761,591)	(552,837)	(4,860,232)
	691,669	6,050,395	3,614,463	31,629,643
Net increase (decrease)	(5,330,212)	$(44,667,694)	9,049,690	$70,132,562

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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$3,113,476,961	$133,648,719	—
Temporary Cash Investments	14,290,370	38,263,000	—
	$3,127,767,331	$171,911,719	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$52,650	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(97,926)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $119,739,937.

The value of foreign currency risk derivative instruments as of September 30, 2015, is disclosed on the Statement of Assets and Liabilities as an asset of $52,650 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $97,926 in unrealized depreciation on forward foreign currency exchange contracts. For the six months ended September 30, 2015, the effect of foreign currency risk derivative instruments on the Statement of Operations was $801,010 in net realized gain (loss) on foreign

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currency transactions and $(1,701,043) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2015, the components of investments for federal income tax purposes were as follows:

Federal tax cost of investments	$3,125,006,196
Gross tax appreciation of investments	$421,525,688
Gross tax depreciation of investments	(246,852,834)
Net tax appreciation (depreciation) of investments	$174,672,854

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015(3)	$8.55	0.07	(0.81)	(0.74)	(0.07)	—	(0.07)	$7.74	(8.66)%	0.97%(4)	1.77%(4)	25%	$1,921,572
2015	$8.46	0.13	0.62	0.75	(0.13)	(0.53)	(0.66)	$8.55	8.91%	0.97%	1.54%	45%	$2,003,967
2014	$7.11	0.13	1.34	1.47	(0.12)	—	(0.12)	$8.46	20.82%	0.98%	1.60%	49%	$2,406,139
2013	$6.23	0.10	0.89	0.99	(0.11)	—	(0.11)	$7.11	16.08%	1.00%	1.65%	48%	$1,955,536
2012	$5.97	0.10	0.26	0.36	(0.10)	—	(0.10)	$6.23	6.22%	1.01%	1.70%	62%	$1,811,710
2011	$5.40	0.11	0.57	0.68	(0.11)	—	(0.11)	$5.97	12.84%	1.01%	2.05%	76%	$1,668,403
Institutional Class
2015(3)	$8.56	0.08	(0.81)	(0.73)	(0.08)	—	(0.08)	$7.75	(8.56)%	0.77%(4)	1.97%(4)	25%	$1,127,137
2015	$8.47	0.15	0.62	0.77	(0.15)	(0.53)	(0.68)	$8.56	9.10%	0.77%	1.74%	45%	$1,215,076
2014	$7.12	0.14	1.34	1.48	(0.13)	—	(0.13)	$8.47	21.03%	0.78%	1.80%	49%	$749,868
2013	$6.24	0.12	0.88	1.00	(0.12)	—	(0.12)	$7.12	16.29%	0.80%	1.85%	48%	$172,891
2012	$5.98	0.11	0.26	0.37	(0.11)	—	(0.11)	$6.24	6.42%	0.81%	1.90%	62%	$126,086
2011	$5.41	0.12	0.57	0.69	(0.12)	—	(0.12)	$5.98	13.05%	0.81%	2.25%	76%	$225,950

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For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2015(3)	$8.54	0.06	(0.81)	(0.75)	(0.06)	—	(0.06)	$7.73	(8.78)%	1.22%(4)	1.52%(4)	25%	$142,667
2015	$8.45	0.11	0.62	0.73	(0.11)	(0.53)	(0.64)	$8.54	8.64%	1.22%	1.29%	45%	$365,063
2014	$7.10	0.11	1.34	1.45	(0.10)	—	(0.10)	$8.45	20.55%	1.23%	1.35%	49%	$362,439
2013	$6.23	0.09	0.87	0.96	(0.09)	—	(0.09)	$7.10	15.64%	1.25%	1.40%	48%	$295,085
2012	$5.97	0.08	0.27	0.35	(0.09)	—	(0.09)	$6.23	5.95%	1.26%	1.45%	62%	$255,777
2011	$5.40	0.10	0.57	0.67	(0.10)	—	(0.10)	$5.97	12.57%	1.26%	1.80%	76%	$214,896
B Class
2015(3)	$8.50	0.03	(0.80)	(0.77)	(0.03)	—	(0.03)	$7.70	(9.04)%	1.97%(4)	0.77%(4)	25%	$365
2015	$8.42	0.05	0.61	0.66	(0.05)	(0.53)	(0.58)	$8.50	7.83%	1.97%	0.54%	45%	$570
2014	$7.08	0.05	1.34	1.39	(0.05)	—	(0.05)	$8.42	19.65%	1.98%	0.60%	49%	$884
2013	$6.21	0.04	0.88	0.92	(0.05)	—	(0.05)	$7.08	14.86%	2.00%	0.65%	48%	$1,523
2012	$5.96	0.04	0.26	0.30	(0.05)	—	(0.05)	$6.21	5.14%	2.01%	0.70%	62%	$2,283
2011	$5.39	0.06	0.57	0.63	(0.06)	—	(0.06)	$5.96	11.87%	2.01%	1.05%	76%	$2,916
C Class
2015(3)	$8.43	0.03	(0.80)	(0.77)	(0.03)	—	(0.03)	$7.63	(9.12)%	1.97%(4)	0.77%(4)	25%	$26,597
2015	$8.36	0.05	0.60	0.65	(0.05)	(0.53)	(0.58)	$8.43	7.77%	1.97%	0.54%	45%	$29,473
2014	$7.03	0.05	1.33	1.38	(0.05)	—	(0.05)	$8.36	19.64%	1.98%	0.60%	49%	$25,869
2013	$6.16	0.04	0.88	0.92	(0.05)	—	(0.05)	$7.03	14.98%	2.00%	0.65%	48%	$16,761
2012	$5.92	0.04	0.25	0.29	(0.05)	—	(0.05)	$6.16	5.01%	2.01%	0.70%	62%	$11,194
2011	$5.35	0.06	0.57	0.63	(0.06)	—	(0.06)	$5.92	11.96%	2.01%	1.05%	76%	$7,659

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For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2015(3)	$8.55	0.05	(0.81)	(0.76)	(0.05)	—	(0.05)	$7.74	(8.88)%	1.47%(4)	1.27%(4)	25%	$55,489
2015	$8.46	0.09	0.62	0.71	(0.09)	(0.53)	(0.62)	$8.55	8.37%	1.47%	1.04%	45%	$52,623
2014	$7.10	0.09	1.35	1.44	(0.08)	—	(0.08)	$8.46	20.39%	1.48%	1.10%	49%	$37,076
2013	$6.23	0.07	0.88	0.95	(0.08)	—	(0.08)	$7.10	15.35%	1.50%	1.15%	48%	$30,293
2012	$5.97	0.07	0.26	0.33	(0.07)	—	(0.07)	$6.23	5.72%	1.51%	1.20%	62%	$21,241
2011	$5.40	0.07	0.58	0.65	(0.08)	—	(0.08)	$5.97	12.29%	1.51%	1.55%	76%	$17,470
R6 Class
2015(3)	$8.56	0.09	(0.81)	(0.72)	(0.09)	—	(0.09)	$7.75	(8.49)%	0.62%(4)	2.12%(4)	25%	$36,256
2015	$8.47	0.17	0.61	0.78	(0.16)	(0.53)	(0.69)	$8.56	9.27%	0.62%	1.89%	45%	$34,116
2014(5)	$7.77	0.14	0.66	0.80	(0.10)	—	(0.10)	$8.47	10.41%	0.62%(4)	2.58%(4)	49%(6)	$3,140

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Six months ended September 30, 2015 (unaudited).

(4)	Annualized.

(5)	July 26, 2013 (commencement of sale) through March 31, 2014.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2014.

See Notes to Financial Statements.

23

Approval of Management Agreement

At a meeting held on June 30, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments to intermediaries by the Fund and the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the

24

Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one- and ten-year periods and slightly below its benchmark for the three- and five-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading

25

activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

26

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

27

Additional Information

Retirement Account Information
As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies
A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-SAN-87381 1511

ITEM 2. CODE OF ETHICS.

Not applicable for semiannual report filings.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semiannual report filings.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semiannual report filings.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Not applicable for semiannual report filings.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX- 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Capital Portfolios, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	November 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	November 24, 2015

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	November 24, 2015